      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 30, 2007

                                                     REGISTRATION NOS. 33-21677;
                                                                        811-5547

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. [ ]
                       Post-Effective Amendment No. 58 [X]

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                              Amendment No. 61 [X]

                                  LAUDUS TRUST
               (Exact Name of Registrant as Specified in Charter)

                                 P. O. BOX 8032
                                BOSTON, MA 02266
               (Address of Principal Executive Offices) (Zip code)

                                  888.517.9900
              (Registrant's Telephone Number, including Area Code)

Name and Address of Agent for Service:       Copies to:
--------------------------------------       ----------
RANDALL W. MERK                              THOMAS S. HARMAN, ESQ.
Charles Schwab Investment Management, Inc.   Morgan, Lewis & Bockius LLP
101 Montgomery Street                        1111 Pennsylvania Avenue, NW
San Francisco, CA 94104                      Washington, D.C. 20004

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing pursuant to paragraph (b)

[X]  On July 31, 2007 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  On (date) pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  On (date) pursuant to paragraph (a)(2) of Rule 485

PROSPECTUS
July 31, 2007                                                (LAUDUS FUNDS LOGO)

                                                 COMMAND PERFORMANCE(TM)

LAUDUS ROSENBERG U.S. EQUITY FUNDS
Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Growth Fund
Laudus Rosenberg U.S. Large Capitalization Value Fund
Laudus Rosenberg U.S. Discovery Fund

(Closed to new investors)

Laudus Rosenberg U.S. Small Capitalization Fund

(Closed to new investors)


LAUDUS ROSENBERG INTERNATIONAL EQUITY FUNDS
Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Discovery Fund
Laudus Rosenberg International Small Capitalization Fund

(Closed effective May 31, 2007)


ADVISER
Charles Schwab Investment Management, Inc.

SUBADVISER
AXA Rosenberg Investment Management LLC

The Securities and Exchange Commission has not approved or disapproved of the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime. Please see the inside front cover of this prospectus for important privacy policy information.

SHAREHOLDER SERVICES
1.866.452.8387 Institutional Shares
1.866.452.8387 Registered Investment Professionals
1.800.447.3332 Investor and Adviser Shares
WWW.LAUDUS.COM

LAUDUS FUNDS PRIVACY POLICY--A COMMITMENT TO YOUR PRIVACY
At the Laudus Rosenberg Funds ("Laudus") our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication.

Below, you will find details about Laudus' commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information.

Our privacy policy applies to all clients with whom we have a relationship and is also extended to each of our former clients.

YOUR PRIVACY IS NOT FOR SALE
Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

HOW WE COLLECT INFORMATION ABOUT YOU
We collect personal information about you in a number of ways.
- APPLICATION AND REGISTRATION INFORMATION.
We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, e-mail address, Social Security number, employment information and date of birth.
- ACCOUNT HISTORY.
Once you have opened an account with us, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.
- THIRD-PARTY INFORMATION PROVIDERS.
We may collect information about you from information services and consumer reporting agencies to verify your identity.

WEBSITE USAGE
When you visit our Website, our computer may use devices known as "cookies," graphic interchange format files (GIFs), or other similar Web tools to enhance your Web experience. These tools enable us to recognize you when you return to our site, to maintain your Web session while you browse, as well as help us provide you with a better, more personalized experience at Laudus.

HOW WE SHARE INFORMATION ABOUT YOU
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
- to help us process transactions for your account;
- when we use another company to provide services for us, such as printing and mailing your account statements;
- when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

STATE LAWS
We will comply with state laws that apply to the disclosure or use of information about you.

SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are contractually obligated to maintain strict confidentiality and are not permitted to transfer such information to a third party except as required by law or as permitted by law to enable them to perform the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards to protect personal information.

TEAMING UP AGAINST IDENTITY THEFT
Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Laudus takes steps to protect you from identity theft by:
- utilizing client identification and authentication procedures before initiating transactions;
- ensuring our employees are trained to safeguard personal information about you.
You can also help protect your identity and accounts. Here are a few steps to remember:
- Laudus will never request your account number, login password, or Social Security number in either a non-secure or unsolicited e-mail communication;
- shred documents that contain personal information;
- check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) or personal data.

GREATER ACCURACY MEANS BETTER PROTECTION
We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly by calling 1.800.447.3332.

A COMMITMENT TO KEEPING YOU INFORMED
We will provide you with advance notice of important changes to our information-sharing practices.

CONTACT US WITH QUESTIONS

If you have any questions or concerns, please contact us by email at clientcommunications@laudusfunds.com or call 1.800.447.3332.



This Privacy Policy is issued by Laudus Trust, on behalf of Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Discovery Fund and Laudus Rosenberg International Small Capitalization Fund.

                               TABLE OF CONTENTS


                                                                PAGE
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
SUMMARY OF PRINCIPAL RISKS..................................      2

LAUDUS ROSENBERG FUNDS

  U.S. LARGE CAPITALIZATION FUND............................      3
  U.S. LARGE CAPITALIZATION GROWTH FUND.....................      5
  U.S. LARGE CAPITALIZATION VALUE FUND......................      7
  U.S. DISCOVERY FUND.......................................      9
  U.S. SMALL CAPITALIZATION FUND............................     12
  INTERNATIONAL EQUITY FUND.................................     15
  INTERNATIONAL DISCOVERY FUND..............................     18
  INTERNATIONAL SMALL CAPITALIZATION FUND...................     20

FEES AND EXPENSES...........................................     23

PRINCIPAL RISKS.............................................     27

MANAGEMENT OF THE FUNDS.....................................     29

MULTIPLE CLASSES............................................     30

PURCHASING SHARES...........................................     31

INDIVIDUAL RETIREMENT ACCOUNTS..............................     34

REDEEMING SHARES............................................     34

EXCHANGING AND CONVERTING SHARES............................     36

HOW THE TRUST PRICES SHARES OF THE FUNDS....................     37

DISTRIBUTIONS...............................................     37

TAXES.......................................................     37

DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION..............     38

FINANCIAL HIGHLIGHTS........................................     38

             INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
                         AND SUMMARY OF PRINCIPAL RISKS

The following is a description of the investment objectives and principal investment strategies of the:

     -  Laudus Rosenberg U.S. Large Capitalization Fund
     -  Laudus Rosenberg U.S. Large Capitalization Growth Fund
     -  Laudus Rosenberg U.S. Large Capitalization Value Fund
     -  Laudus Rosenberg U.S. Discovery Fund
     -  Laudus Rosenberg U.S. Small Capitalization Fund
     -  Laudus Rosenberg International Equity Fund
     -  Laudus Rosenberg International Discovery Fund

     -  Laudus Rosenberg International Small Capitalization Fund


(each, a "Fund" and, collectively, the "Funds"). Each of the Funds is a series of Laudus Trust (the "Trust"), an open-end management investment company offering multiple portfolios with different investment objectives and strategies. Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval. The Funds are advised by Charles Schwab Investment Management, Inc. ("CSIM" or the "Adviser"). AXA Rosenberg Investment Management LLC ("AXA Rosenberg" or the "Subadviser") acts as subadviser to the Funds.


This section also contains a summary of each Fund's principal risks. The principal risks of each Fund are identified and more fully discussed beginning on page 27. Please be sure to read this additional information BEFORE you invest.

                LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND

TICKER SYMBOLS
Investor Shares: AXLVX
Institutional Shares: AXLIX

INVESTMENT OBJECTIVE
The Fund seeks a total return (capital appreciation and current income) greater than that of the Russell 1000(R) Index. In doing so, the Fund will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the common stocks of the largest 1000 companies that are traded principally in the markets of the United States ("U.S. Large Capitalization Companies") and will generally exhibit a "core" or "blend" style of investing. In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the Russell 1000(R) Index, which, as of June 30, 2007, included companies with market capitalizations between $1.47 billion and $472.5 billion. The definition of U.S. Large Capitalization Companies may change from time to time to include, on an ongoing basis, the market capitalization of every company in the Russell 1000(R) Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of U.S. Large Capitalization Companies. The Russell 1000(R) Index consists of the 1000 largest companies in the Russell 3000(R) Index. The Russell 3000(R) Index represents approximately 92% of the investable U.S. equity market.


AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 19,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.

The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to its Russell 1000(R) Index benchmark with respect to characteristics such as market capitalization, industry weightings and other risk exposures. While the success of the Fund relative to its benchmark will derive from the accuracy of AXA Rosenberg's stock selection models, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

Investment Risk. The value of Fund shares may vary depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

Management Risk. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

Large-Size Company Risk. Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of mid- or small-size companies, for instance--the Fund's performance also will lag those investments.

Investments in Exchange-Traded Funds. The Fund may purchase shares of exchange-traded funds ("ETFs") to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 27.


PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.


YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                               YEARLY PERFORMANCE

                                  (BAR CHART)
ANNUAL RETURN (%)

             25.40%   11.81%   11.29%   14.47%
              2003     2004     2005     2006


         CALENDAR YEAR

------------------------

+ For the period December 31, 2006 through June 30, 2007, the aggregate (non-annualized) total pre-tax return of Institutional Shares was 7.50%.



During all periods shown in the bar graph, the Fund's highest quarterly return was 14.49%, for the quarter ended 6/30/03, and its lowest quarterly return was -2.47%, for the quarter ended 3/31/03.


PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns of a broad-based securities market index.


      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2006)



                                                                                 SINCE             SINCE
                                                                               INCEPTION         INCEPTION
                                                                            OF INSTITUTIONAL    OF INVESTOR
                                                                PAST ONE         SHARES           SHARES
                                                                  YEAR         (6/19/02)         (7/31/02)
                                                                --------    ----------------    -----------
Institutional Shares*
  Return Before Taxes.......................................     14.47%          9.73%               --
  Return After Taxes on Distributions.......................     13.83%          9.16%               --
  Return After Taxes on Distributions and Sale of Fund
    Shares..................................................     10.27%          8.38%               --
Investor Shares.............................................     14.04%            --             12.62%
Russell 1000(R) Index**.....................................     15.46%          9.69%            13.10%


------------------------
* After-tax returns are shown for Institutional Shares only and will vary for Investor Shares because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Reflects no deduction for fees, expenses or taxes. The Russell 1000(R) Index measures the performance of the 1000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. (The Russell 3000(R) Index represents approximately 92% of the investable U.S. equity market.)

             LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

TICKER SYMBOLS
Investor Shares: REFIX
Institutional Shares: REDIX

INVESTMENT OBJECTIVE
The Fund seeks to outperform the total return (capital appreciation and current income) of the Russell 1000(R) Growth Index. In doing so, the Fund will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the common stocks of the largest 1000 companies that are traded principally in U.S. markets ("U.S. Large Capitalization Companies") and will generally exhibit a "growth" style of investing. In selecting securities for the Fund, AXA Rosenberg will seek to match the capitalization profile of the Russell 1000(R) Growth Index, which, as of June 30, 2007, included companies with market capitalizations between $1.47 billion and $472.5 billion. The definition of U.S. Large Capitalization Companies may change from time to time to include, on an ongoing basis, the market capitalization of every company in the Russell 1000(R) Growth Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of U.S. Large Capitalization Companies.


AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 19,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.

The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to its Russell 1000(R) Growth Index benchmark with respect to characteristics such as market capitalization, industry weightings and other risk exposures. Since the benchmark Russell 1000(R) Growth Index has a "growth" style or orientation, the Fund will also exhibit this "growth" style or orientation. In addition, while the success of the Fund relative to its benchmark will derive from the accuracy of AXA Rosenberg's stock selection models, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

Investment Risk. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

Management Risk. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

Large-Size Company Risk. Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of mid- or small-size companies, for instance--the Fund's performance also will lag those investments.

Investments in Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 27.


PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.


YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.
                                  (BAR CHART)
ANNUAL RETURN (%)

                               26.22%    7.65%    8.10%    8.20%
             -10.13%  -18.94%
              2001     2002     2003     2004     2005     2006


         CALENDAR YEAR

------------------------

+ For the period December 31, 2006 through June 30, 2007, the aggregate (non-annualized) total pre-tax return of Institutional Shares was 8.42%.



During all periods shown in the bar graph, the Fund's highest quarterly return was 14.12%, for the quarter ended 6/30/03, and its lowest quarterly return was -15.97%, for the quarter ended 9/30/02.


PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns of a broad-based securities market index.


      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2006)



                                                                                              SINCE             SINCE
                                                                                            INCEPTION         INCEPTION
                                                                                         OF INSTITUTIONAL    OF INVESTOR
                                                                PAST ONE    PAST FIVE         SHARES           SHARES
                                                                  YEAR        YEARS          (6/7/00)         (8/15/03)
                                                                --------    ---------    ----------------    -----------
Institutional Shares*
  Return Before Taxes.......................................     8.20%        5.20%           -0.03%              --
  Return After Taxes on Distributions.......................     8.16%        5.07%           -0.19%              --
  Return After Taxes on Distributions and Sale of Fund
    Shares..................................................     5.37%        4.42%           -0.11%              --
Investor Shares.............................................     7.91%          --               --            10.56%
Russell 1000(R) Growth Index**..............................     9.07%        2.69%           -4.72%            9.68%


------------------------
* After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
** Reflects no deduction for fees, expenses or taxes. The Russell 1000(R) Growth
   Index is the Fund's benchmark and is an unmanaged, weighted index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

             LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND

TICKER SYMBOLS
Investor Shares: LCVJX
Institutional Shares: LLCVX

INVESTMENT OBJECTIVE
The Fund seeks capital appreciation through investing in large capitalization value stocks.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the common stocks of the largest 1000 companies that are traded principally in the markets of the United States ("U.S. Large Capitalization Companies") and will generally exhibit a "value" style of investing. In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the Russell 1000(R) Value Index, which, as of June 30, 2007, included companies with market capitalizations between $1.57 billion and $472.5 billion. The definition of U.S. Large Capitalization Companies may change from time to time to include, on an ongoing basis, the market capitalization of every company in the Russell 1000(R) Value Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of U.S. Large Capitalization Companies.


AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 19,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.

The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to the Fund's Russell 1000(R) Value Index benchmark with respect to characteristics such as market capitalization, industry weightings and other risk exposures. Since the benchmark Russell 1000(R) Value Index has a "value" style or orientation, the Fund will also exhibit this "value" style or orientation. In addition, the Valuation Model tends to identify stocks as attractive for purchase that have ratios of stock price-to-per share earnings and stock price-to-per share book value that are lower than those of other companies in the same industry. Other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains which are taxed like ordinary income rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

Investment Risk. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

Management Risk. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

Large-Size Company Risk. Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of mid- or small-size companies, for instance--the Fund's performance also will lag those investments.

Investments in Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 27.


PERFORMANCE INFORMATION

The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.



YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES+


This chart provides some indication of the risks of investing in the Fund by showing the Fund's performance for the past year.

                                  (BAR CHART)
ANNUAL RETURN (%)

             17.93%
              2006


         CALENDAR YEAR

------------------------

+ For the period December 31, 2006 through June 30, 2007, the aggregate (non-annualized) total pre-tax return of Institutional Shares was 7.43%.



During all periods shown in the bar graph, the Fund's highest quarterly return was 7.86%, for the quarter ended 12/31/06, and its lowest quarterly return was 0.17%, for the quarter ended 6/30/06.



PERFORMANCE TABLE


This table shows how the Fund's performance compares with the returns of a broad-based securities market index.



      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2006)



                                                                                 SINCE             SINCE
                                                                               INCEPTION         INCEPTION
                                                                            OF INSTITUTIONAL    OF INVESTOR
                                                                PAST ONE         SHARES           SHARES
                                                                  YEAR          (5/2/05)         (5/2/05)
                                                                --------    ----------------    -----------
Institutional Shares*
  Return Before Taxes.......................................     17.93%          18.96%              --
  Return After Taxes on Distributions.......................     16.44%          17.98%              --
  Return After Taxes on Distributions and Sale of Fund
    Shares..................................................     12.49%          15.93%              --
Investor Shares.............................................     17.80%             --            18.57%
Russell 1000(R) Value Index**...............................     22.25%          18.40%           18.40%


------------------------

* After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


** Reflects no deduction for fees, expenses or taxes. The Russell 1000(R) Value
   Index is the Fund's benchmark and is an unmanaged, weighted index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

                      LAUDUS ROSENBERG U.S. DISCOVERY FUND

                           (closed to new investors)

TICKER SYMBOLS
Investor Shares: RDIVX
Institutional Shares: RDISX

INVESTMENT OBJECTIVE
The Fund seeks a return (capital appreciation and current income) greater than that of the Russell 2500(TM) Index. In doing so, the Fund will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the common stocks of small and mid capitalization companies that are traded principally in the markets of the United States ("U.S. Small/Mid Capitalization Companies"). In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the Russell 2500(TM) Index, which, as of June 30, 2007, included companies with market capitalizations between $125 million and $8.52 billion. The definition of U.S. Small/Mid Capitalization Companies may change from time to time to include, on an ongoing basis, the market capitalization of every company in the Russell 2500(TM) Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities of U.S. Small/Mid Capitalization Companies.



The Russell 2500(TM) Index consists of the smallest 2500 companies in the Russell 3000(R) Index. The Russell 3000(R) Index represents approximately 92% of the investable U.S. equity market. Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which AXA Rosenberg seeks to invest typically do not distribute significant amounts of company earnings to shareholders, AXA Rosenberg will place relatively greater emphasis on capital appreciation than on current income. As compared to investments in the securities of relatively larger companies, investments in securities of U.S. Small/ Mid Capitalization Companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. See "Principal Risks--Small and/or Mid-Size Company Risk."


AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 19,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.

The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to the Fund's Russell 2500(TM) Index benchmark with respect to characteristics such as market capitalization, industry weightings and other risk exposures. The Valuation Model tends to identify stocks as attractive for purchase that have ratios of stock price-to-per share earnings and stock price-to-per share book value that are lower than those of other companies in the same industry. As these opportunities identified by the Valuation Model are typically strong among small cap stocks, the Fund will tend to show a "value" style or orientation. In addition, although, as noted above, AXA Rosenberg's stock selection models may produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

Investment Risk. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

Management Risk. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

Small and Mid-Size Company Risk. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small and mid cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of large-size companies, for instance--the Fund's performance also will lag those investments.

Investments in Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 27.


PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.


YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                               YEARLY PERFORMANCE

                                  (BAR CHART)
ANNUAL RETURN (%)

                      41.41%   18.65%    9.09%   13.24%
             -3.95%
              2002     2003     2004     2005     2006


         CALENDAR YEAR

------------------------

+ For the period December 31, 2006 through June 30, 2007, the aggregate (non-annualized) total pre-tax return of Institutional Shares was 9.07%.


During all periods shown in the bar graph, the Fund's highest quarterly return was 18.32%, for the quarter ended 6/30/03, and its lowest quarterly return was -13.22%, for the quarter ended 9/30/02.

PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns of a broad-based securities market index.


      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2006)



                                                                                              SINCE             SINCE
                                                                                            INCEPTION         INCEPTION
                                                                                         OF INSTITUTIONAL    OF INVESTOR
                                                                PAST ONE    PAST FIVE         SHARES           SHARES
                                                                  YEAR        YEARS          (9/4/01)         (10/3/01)
                                                                --------    ---------    ----------------    -----------
Institutional Shares*
  Return Before Taxes.......................................     13.24%      14.76%           14.36%              --
  Return After Taxes on Distributions.......................     12.80%      14.48%           14.07%              --
  Return After Taxes on Distributions and Sale of Fund
    Shares..................................................      9.20%      12.93%           12.58%              --
Investor Shares.............................................     12.82%      14.40%              --            15.62%
Russell 2500(TM) Index**....................................     16.17%      12.19%           12.36%           15.04%


------------------------
* After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Reflects no deduction for fees, expenses or taxes. The Russell 2500(TM) Index measures the performance of the smallest 2500 securities in the Russell 3000(R) Index. (The Russell 3000(R) Index represents approximately 92% of the investable U.S. equity market.)

                LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

                           (closed to new investors)

TICKER SYMBOLS
Investor Shares: BRSCX
Institutional Shares: USCIX
Adviser Shares: LIFUX

INVESTMENT OBJECTIVE
The Fund seeks a return (capital appreciation and current income) greater than that of the Russell 2000(R) Index. In doing so, the Fund will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the common stocks of smaller companies that are traded principally in the markets of the United States ("U.S. Small Capitalization Companies"). In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the Russell 2000(R) Index, which as of June 30, 2007, included companies with market capitalizations between $125 million and $3.32 billion. The definition of U.S. Small Capitalization Companies may change from time to time to include, on an ongoing basis, the market capitalization of every company in the Russell 2000(R) Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities of U.S. Small Capitalization Companies.



The Russell 2000(R) Index consists of the smallest 2000 companies in the Russell 3000(R) Index. The Russell 3000(R) Index represents approximately 92% of the investable U.S. equity market. Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which AXA Rosenberg seeks to invest typically do not distribute significant amounts of company earnings to shareholders, AXA Rosenberg will place relatively greater emphasis on capital appreciation than on current income. As compared to investments in the securities of relatively larger companies, investments in securities of U.S. Small Capitalization Companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. See "Principal Risks--Small and/or Mid-Size Company Risk."



AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 19,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.


The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to the Fund's Russell 2000(R) Index benchmark with respect to characteristics such as market capitalization, industry weightings and other risk exposures. The Valuation Model tends to identify stocks as attractive for purchase that have ratios of stock price-to-per share earnings and stock price-to-per share book value that are lower than those of other companies in the same industry. As these opportunities identified by the Valuation Model are typically strong among small cap stocks, the Fund will tend to show a "value" style or orientation. In addition, although, as noted above, AXA Rosenberg's stock selection models may, from time to time, produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

Investment Risk. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

Management Risk. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

Small Company Risk. The Fund is subject to additional risk because it invests primarily in the stocks of companies with relatively small market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or large or mid cap stocks, for instance--the Fund's performance also will lag those investments.

Investments in Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 27.


PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.


YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                               YEARLY PERFORMANCE

                                  (BAR CHART)
ANNUAL RETURN (%)

             30.63%            15.00%    5.19%   10.73%            40.51%   20.18%    3.54%   11.37%
                      -4.03%                              -5.47%
              1997     1998     1999     2000     2001     2002     2003     2004     2005     2006


         CALENDAR YEAR

------------------------

+ For the period December 31, 2006 through June 30, 2007, the aggregate (non-annualized) total pre-tax return of Institutional Shares was 7.06%.



During all periods shown in the bar graph, the Fund's highest quarterly return was 17.26%, for the quarter ended 6/30/03, and its lowest quarterly return was -17.82%, for the quarter ended 9/30/98.

PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns of a broad-based securities market index.


      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2006)



                                                                                                       SINCE
                                                                                                     INCEPTION
                                                                                                     OF ADVISER
                                                                PAST ONE    PAST FIVE    PAST TEN      SHARES
                                                                  YEAR        YEARS       YEARS      (1/21/97)
                                                                --------    ---------    --------    ----------
Institutional Shares*
  Return Before Taxes.......................................     11.37%      12.98%       11.95%          --
  Return After Taxes on Distributions.......................      9.42%      11.57%       10.77%          --
  Return After Taxes on Distributions and Sale of Fund
    Shares..................................................     10.01%      11.20%       10.32%          --
Investor Shares.............................................     11.04%      12.61%       11.62%          --
Adviser Shares..............................................     11.02%      12.70%          --        11.47%
Russell 2000(R) Index**.....................................     18.37%      11.39%        9.44%        9.13%


------------------------
* After-tax returns are shown for Institutional Shares only and will vary for shares of the other classes of the Fund because those classes have higher expense ratios. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Reflects no deduction for fees, expenses or taxes. The Russell 2000(R) Index measures the performance of the smallest 2000 securities in the Russell 3000(R) Index. (The Russell 3000(R) Index represents approximately 92% of the investable U.S. equity market.)

                   LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

TICKER SYMBOLS
Investor Shares: RIEIX
Institutional Shares: REQIX

INVESTMENT OBJECTIVE

The Fund seeks a total return (capital appreciation and current income) greater than that of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI-EAFE Index"). In doing so, the Fund will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in the equity securities of large foreign companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities of large foreign companies. Although the Fund invests primarily in securities of the companies included in the MSCI-EAFE Index, it may invest up to 40% of its assets in the securities of companies which are not part of the MSCI-EAFE Index but which have characteristics (such as industry classification and country of domicile) similar to those of companies included in the MSCI-EAFE Index.

The MSCI-EAFE Index is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 21 developed market countries from Europe, Australia, Asia and the Far East. Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which AXA Rosenberg seeks to invest typically do not distribute significant amounts of company earnings to shareholders, it will place relatively greater emphasis on capital appreciation than on current income.

There are no prescribed limits on the Fund's geographic asset distribution; it has the authority to invest in securities traded in the markets of any country in the world. The Fund will typically invest in approximately 21 different countries across three regions: Europe, the Far East and Australia. Under normal market circumstances, the Fund's investments will involve securities principally traded in at least three different countries, although under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested. The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets.


AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries and countries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 19,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock. The Valuation Model analyzes European companies and Asian companies (other than Japanese companies) in a nearly global model (which includes the United States and Canada, but which excludes Japan), and Japanese companies in an independent national model, incorporating the various accounting standards that apply in different markets.


The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to its MSCI-EAFE Index benchmark with respect to characteristics such as market capitalization, country and industry weightings, and other risk exposures. While the success of the Fund relative to its benchmark will derive from the accuracy of AXA Rosenberg's stock selection models, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

Investment Risk. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

Management Risk. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.


Large-Size Company Risk. Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of mid- or small-size companies, for instance--the Fund's performance also will lag those investments.


Foreign Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Currency Risk. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Investments in Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 27.


PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.


YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                               YEARLY PERFORMANCE

                                  (BAR CHART)
ANNUAL RETURN (%)

                               36.30%   18.94%   14.02%   24.29%
             -19.98%  -11.96%
              2001     2002     2003     2004     2005     2006


         CALENDAR YEAR

------------------------

+ For the period between December 31, 2006 through June 30, 2007, the aggregate (non-annualized) total pre-tax return of Institutional Shares was 10.08%.

During all periods shown in the bar graph, the Fund's highest quarterly return was 18.71%, for the quarter ended 6/30/03, and its lowest quarterly return was -19.83%, for the quarter ended 9/30/02.

PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns of a broad-based securities market index.


      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2006)



                                                                                              SINCE             SINCE
                                                                                            INCEPTION         INCEPTION
                                                                                         OF INSTITUTIONAL    OF INVESTOR
                                                                PAST ONE    PAST FIVE         SHARES           SHARES
                                                                  YEAR        YEARS          (6/7/00)         (12/5/00)
                                                                --------    ---------    ----------------    -----------
Institutional Shares*
  Return Before Taxes.......................................     24.29%      15.13%           5.95%               --
  Return After Taxes on Distributions.......................     23.88%      14.90%           5.46%               --
  Return After Taxes on Distributions and Sale of Fund
    Shares..................................................     16.58%      13.28%           4.89%               --
Investor Shares.............................................     23.87%      14.85%             --              7.99%
MSCI-EAFE Index**...........................................     26.86%      15.43%           5.59%             8.31%


------------------------
* After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
** Reflects no deduction for fees, expenses or taxes. The MSCI-EAFE Index is a free float-adjusted market capitalization index that is designed to measure market equity performance in 21 developed market countries, excluding the U.S. and Canada.

                 LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

TICKER SYMBOLS
Investor Shares: LIDIX
Institutional Shares: LIDSX

INVESTMENT OBJECTIVE
The Fund seeks a return (capital appreciation and current income) greater than that of the S&P/Citigroup Global ex-U.S. Broad Market Index $2-$10 billion Cap Range. In doing so, the Fund will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in equity securities of companies that are traded in markets outside the United States. In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the S&P/Citigroup Global ex-U.S. Broad Market Index $2-$10 billion Cap Range. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of companies based in developed international and emerging markets.

The S&P/Citigroup Global ex-U.S. Broad Market Index $2-$10 billion Cap Range is an absolute size benchmark that divides the investable region into capitalization bands of between $2 billion and $10 billion. It is a subset of the Broad Market Index, which includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization.


There are no prescribed limits on the Fund's geographic asset distribution; it has the authority to invest in securities traded in international developed and emerging market countries other than the United States. It is currently expected that the Fund will invest across five regions: North America, excluding the United States, (developed); Latin America (emerging); Europe (developed and emerging); Asia-Pacific (developed and emerging); and the Middle East/Africa (emerging). Under normal market circumstances, the Fund's investments will involve securities principally traded in approximately 40-50 different countries, although, under certain investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested. The Fund will not invest in securities of U.S. issuers traded on U.S. securities markets.


AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries and countries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the approximately 19,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock. The Valuation Model analyzes European companies and Asian companies (other than Japanese companies) in a nearly global model (which includes the United States and Canada, but which excludes Japan), and Japanese companies in an independent national model, incorporating the various accounting standards that apply in different markets.

The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to its S&P/Citigroup Global ex-U.S. Broad Market Index $2-$10 billion Cap Range benchmark with respect to characteristics such as market capitalization, industry weightings and other risk exposures. While the success of the Fund relative to its benchmark will derive from the accuracy of AXA Rosenberg's stock selection models, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

Although the name of the Fund is similar to that of the Laudus Rosenberg U.S. Discovery Fund, the Fund and the Laudus Rosenberg U.S. Discovery Fund have different investment objectives and different investment strategies.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

Investment Risk. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

Management Risk. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

Small and Mid-Size Company Risk. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small and mid-cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of large-size companies, for instance--the Fund's performance also will lag those investments.

Foreign Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Emerging Market Risk. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries.

Currency Risk. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Investments in Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 27.


PERFORMANCE INFORMATION

Because the Fund is new, no performance figures are given. This information will appear in a future version of the Fund's prospectus.

            LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND


This Fund was closed to all investors effective May 31, 2007 except the Fund will continue to offer shares for purchase to certain qualified retirement plans that included (or offered) the Fund as an investment option prior to May 31, 2007 and through reinvestment of dividends and capital gains.


TICKER SYMBOLS
Investor Shares: RISIX
Institutional Shares: ICSIX

INVESTMENT OBJECTIVE
The Fund seeks a return (capital appreciation and current income) greater than that of the S&P/Citigroup World ex-U.S. Extended Market Index. In doing so, the Fund will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities of smaller companies that are traded principally in markets outside the United States ("International Small Capitalization Companies"). In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the S&P/Citigroup World ex-U.S. Extended Market Index, which, as of June 30, 2007, included companies with market capitalizations between $26 million and $29.8 billion. The definition of International Small Capitalization Companies may change from time to time to correspond with the capitalization range of companies included in the S&P/Citigroup World ex-U.S. Extended Market Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of International Small Capitalization Companies.


The S&P/Citigroup World ex-U.S. Extended Market Index is a global equity index of non-U.S. small and mid cap companies that includes 25 developed countries. Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which AXA Rosenberg seeks to invest typically do not distribute significant amounts of company earnings to shareholders, it will place relatively greater emphasis on capital appreciation than on current income. Investments in securities of International Small Capitalization Companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. See "Principal Risks--Small and/or Mid-Size Company Risk."

There are no prescribed limits on the Fund's geographic asset distribution; it has the authority to invest in securities traded in securities markets of any country in the world. It is currently expected that the Fund will invest in approximately 25 different countries across three regions: Europe, the Pacific and North America (excluding the United States). Under normal market circumstances, the Fund's investments will involve securities principally traded in at least three different countries, although under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested. The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets.

AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries and countries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 19,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock. The Valuation Model analyzes European companies and Asian companies (other than Japanese companies) in a nearly global model (which includes the United States and Canada, but which excludes Japan), and Japanese companies in an independent national model, incorporating the various accounting standards that apply in different markets.

The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to its S&P/Citigroup World ex-U.S. Extended Market Index benchmark with respect to characteristics such as market capitalization, country and industry weightings, and other risk exposures. The Valuation Model tends to identify stocks as attractive for purchase that have ratios of stock price-to-per share earnings and stock price-to-per share book value that are lower than those of other companies in the same industry. As these opportunities identified by the Valuation Model are typically strong among small cap stocks, the Fund will tend to show a "value" style or orientation. In addition, although, as noted above, AXA Rosenberg's stock selection models may, from time to time, produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

Investment Risk. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

Management Risk. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

Small Company Risk. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or large or mid cap stocks, for instance--the Fund's performance also will lag those investments.

Foreign Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Currency Risk. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Investments in Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 27.

PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.


YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                               YEARLY PERFORMANCE

                                  (BAR CHART)
ANNUAL RETURN (%)

                       4.12%   24.67%    5.11%             3.78%   57.22%   32.04%   22.52%   27.88%
             -11.73%                             -18.41%
              1997     1998     1999     2000     2001     2002     2003     2004     2005     2006


         CALENDAR YEAR

------------------------

+ For the period December 31, 2006 through June 30, 2007, the aggregate (non-annualized) total pre-tax return of Institutional Shares was 13.56%.


During all periods shown in the bar graph, the Fund's highest quarterly return was 21.72%, for the quarter ended 6/30/03, and its lowest quarterly return was -18.39%, for the quarter ended 9/30/98.

PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns of a broad-based securities market index.


      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2006)



                                                                PAST ONE    PAST FIVE    PAST TEN
                                                                  YEAR        YEARS       YEARS
                                                                --------    ---------    --------
Institutional Shares*
  Return Before Taxes.......................................     27.88%      27.55%       12.74%
  Return After Taxes on Distributions.......................     25.00%      26.32%       11.25%
  Return After Taxes on Distributions and Sale of Fund
    Shares..................................................     19.91%      24.17%       10.45%
Investor Shares.............................................     27.43%      27.15%       12.40%
S&P/Citigroup World ex-U.S. Extended Market Index**.........     29.42%      23.73%       10.65%


------------------------
* After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
** Reflects no deduction for fees, expenses or taxes. The S&P/Citigroup World ex-U.S. Extended Market Index is a global equity index of non-U.S. small and mid cap companies. The Index includes 25 developed countries: Australia, Austria, Belgium/Luxembourg, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Slovenia, South Korea, Spain, Sweden, Switzerland, and the United Kingdom.

                               FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND


                                                                INSTITUTIONAL    INVESTOR    ADVISER
                                                                -------------    --------    -------
SHAREHOLDER FEES (paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases............         N/A           N/A         N/A
Maximum Deferred Sales Charge (Load)........................         N/A           N/A         N/A
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends.................................................         N/A           N/A         N/A
Redemption Fee (charged only to shares redeemed or exchanged
  within 30 days of purchase) a.............................        2.00%         2.00%       2.00%
Exchange Fee................................................         N/A           N/A         N/A


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                               ANNUAL OPERATING EXPENSES
---------------------------------------------------------------------------------------
                                                     INSTITUTIONAL   INVESTOR   ADVISER
                                                     -------------   --------   -------
Management Fees                                          0.90%         0.90%     0.90%
Distribution and Shareholder Service (12b-1) Fees        None          0.25%     None
Other Expenses
  Service Fee                                            None          None      0.25%
  Remainder of Other Expenses                            0.05%         0.15%     0.05%
                                                         ----          ----      ----
Total                                                    0.05%         0.15%     0.30%
                                                         ----          ----      ----
Total Annual Fund Operating Expenses b                   0.95%         1.30%     1.20%
                                                         ====          ====      ====



                             EXAMPLE
-----------------------------------------------------------------
                         AFTER      AFTER      AFTER      AFTER
                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         ------    -------    -------    --------
Institutional             $ 97      $303       $525       $1,166
Investor                  $132      $412       $713       $1,568
Adviser                   $122      $381       $660       $1,455


------------------------
a The Trust reserves the right, in its sole discretion, to waive this fee when, in its judgment, such waiver would be in the best interests of the Trust or the Fund. See "Redeeming Shares." The Fund charges no other redemption fees.

b Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Institutional and Investor classes when the operating expenses reach 1.14% and 1.44%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2009. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.



LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION, U.S. LARGE CAPITALIZATION GROWTH, U.S. LARGE CAPITALIZATION VALUE, U.S. DISCOVERY, INTERNATIONAL EQUITY, INTERNATIONAL SMALL CAPITALIZATION, AND INTERNATIONAL DISCOVERY FUNDS



                                                                INSTITUTIONAL    INVESTOR
                                                                -------------    --------
SHAREHOLDER FEES (paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases............         N/A           N/A
Maximum Deferred Sales Charge (Load)........................         N/A           N/A
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends.................................................         N/A           N/A
Redemption Fee (charged only to shares redeemed or exchanged
  within 30 days of purchase) a.............................        2.00%         2.00%
Exchange Fee                                                         N/A           N/A


------------------------
a The Trust reserves the right, in its sole discretion, to waive this fee when, in its judgment, such waiver would be in the best interests of the Trust or the Fund. See "Redeeming Shares." The Fund charges no other redemption fees.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                               ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------------
                                                               INSTITUTIONAL    INVESTOR
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND                -------------    --------
Management Fees                                                    0.75%          0.75%
Distribution and Shareholder Service (12b-1) Fees                  None           0.25%
Other Expenses                                                     0.25%          0.37%
                                                                   ----          -----
Total Annual Fund Operating Expenses                               1.00%          1.37%
Less Fee Waiver b                                                 (0.01%)        (0.08%)
                                                                   ----          -----
Net Expenses                                                       0.99%          1.29%
                                                                   ====          =====



                             EXAMPLE
-----------------------------------------------------------------
                         AFTER      AFTER      AFTER      AFTER
                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         ------    -------    -------    --------
Institutional             $101 b    $316       $550       $1,223
Investor                  $131 b    $418       $734       $1,632


------------------------

b Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Institutional and Investor classes when the operating expenses reach 0.99% and 1.29%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2009. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.



                               ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION                     INSTITUTIONAL    INVESTOR
GROWTH FUND                                                    -------------    --------
Management Fees                                                    0.75%          0.75%
Distribution and Shareholder Service (12b-1) Fees                  None           0.25%
Other Expenses                                                     0.30%          0.43%
                                                                   ----          -----
Total Annual Fund Operating Expenses                               1.05%          1.43%
Less Fee Waiver b                                                 (0.06%)        (0.14%)
                                                                   ----          -----
Net Expenses                                                       0.99%          1.29%
                                                                   ====          =====



                             EXAMPLE
-----------------------------------------------------------------
                         AFTER      AFTER      AFTER      AFTER
                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         ------    -------    -------    --------
Institutional             $101 b    $322       $567       $1,271
Investor                  $131 b    $424       $754       $1,688


------------------------

b Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Institutional and Investor classes when the operating expenses reach 0.99% and 1.29%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2009. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.



                               ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION                     INSTITUTIONAL    INVESTOR
VALUE FUND                                                     -------------    --------
Management Fees                                                    0.75%          0.75%
Distribution and Shareholder Service (12b-1) Fees                  None           0.25%
Other Expenses                                                     1.62%          1.75%
                                                                   ----          -----
Total Annual Fund Operating Expenses                               2.37%          2.75%
Less Fee Waiver b                                                 (1.38%)        (1.46%)
                                                                   ----          -----
Net Expenses                                                       0.99%          1.29%
                                                                   ====          =====



                             EXAMPLE
-----------------------------------------------------------------
                         AFTER      AFTER      AFTER      AFTER
                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         ------    -------    -------    --------
Institutional             $101 b    $466      $1,006      $2,486
Investor                  $131 b    $567      $1,185      $2,858


------------------------

b Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Institutional and Investor classes when the operating expenses reach 0.99% and 1.29%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2009. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.

                               ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------------
                                                               INSTITUTIONAL    INVESTOR
LAUDUS ROSENBERG U.S. DISCOVERY FUND                           -------------    --------
Management Fees                                                    0.90%          0.90%
Distribution and Shareholder Service (12b-1) Fees                  None           0.25%
Other Expenses                                                     0.07%          0.20%
                                                                   ----           ----
Total Annual Fund Operating Expenses b                             0.97%          1.35%
                                                                   ====           ====



                             EXAMPLE
-----------------------------------------------------------------
                         AFTER      AFTER      AFTER      AFTER
                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         ------    -------    -------    --------
Institutional             $ 99      $309       $536       $1,190
Investor                  $137      $428       $739       $1,624


------------------------

b Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Institutional and Investor classes when the operating expenses reach 1.14% and 1.44%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2009. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.



                               ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------------
                                                               INSTITUTIONAL    INVESTOR
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND                     -------------    --------
Management Fees                                                    0.85%          0.85%
Distribution and Shareholder Service (12b-1) Fees                  None           0.25%
Other Expenses                                                     0.49%          0.61%
                                                                   ----          -----
Total Annual Fund Operating Expenses                               1.34%          1.71%
Less Fee Waiver b                                                    --          (0.07%)
                                                                   ----          -----
Net Expenses                                                       1.34%          1.64%
                                                                   ====          =====



                             EXAMPLE
-----------------------------------------------------------------
                         AFTER      AFTER      AFTER      AFTER
                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         ------    -------    -------    --------
Institutional             $136 b    $425       $734       $1,613
Investor                  $167 b    $525       $915       $2,007


------------------------

b Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Institutional and Investor classes when the operating expenses reach 1.34% and 1.64%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2009. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.



                               ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------------
                                                               INSTITUTIONAL    INVESTOR
LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND                  -------------    --------
Management Fees                                                    1.00%          1.00%
Distribution and Shareholder Service (12b-1) Fees                  None           0.25%
Other Expenses                                                     0.64%          0.78%
                                                                   ----          -----
Total Annual Fund Operating Expenses                               1.64%          2.03%
Less Fee Waiver b                                                 (0.29%)        (0.38%)
                                                                   ----          -----
Net Expenses                                                       1.35%          1.65%
                                                                   ====          =====



                             EXAMPLE
-----------------------------------------------------------------
                         AFTER      AFTER      AFTER      AFTER
                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         ------    -------    -------    --------
Institutional             $137 b    $459      $  836      $1,894
Investor                  $168 b    $561      $1,021      $2,296


------------------------

b Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Institutional and Investor classes when the operating expenses reach 1.35% and 1.65%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2009. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.

                               ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------------
LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION            INSTITUTIONAL    INVESTOR
FUND                                                           -------------    --------
Management Fees                                                    0.96%          0.96%
Distribution and Shareholder Service (12b-1) Fees                  None           0.25%
Other Expenses                                                     0.14%          0.26%
                                                                   ----           ----
Total Annual Fund Operating Expenses b                             1.10%          1.47%
                                                                   ====           ====



                             EXAMPLE
-----------------------------------------------------------------
                         AFTER      AFTER      AFTER      AFTER
                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         ------    -------    -------    --------
Institutional             $112      $350       $606       $1,340
Investor                  $150      $465       $803       $1,757


------------------------

b Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Institutional and Investor classes when the operating expenses reach 1.49% and 1.79%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2009. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.

                                PRINCIPAL RISKS

The value of your investment in a Fund changes with the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a particular Fund's investments as a whole. Any Fund could be subject to additional risks because the types of investments made by the Funds can change over time.

PRINCIPAL RISKS BY FUND


                                                          LARGE- OR                SMALL                               RISK OF
                                                          LARGE- AND               AND/OR                            INVESTMENTS
                                              FOREIGN      MID-SIZE    EMERGING   MID-SIZE                           IN EXCHANGE-
                                INVESTMENT   INVESTMENT    COMPANY      MARKET    COMPANY    CURRENCY   MANAGEMENT      TRADED
                                   RISK         RISK         RISK        RISK       RISK       RISK        RISK         FUNDS
                                ----------   ----------   ----------   --------   --------   --------   ----------   ------------
Laudus Rosenberg U.S. Large
  Capitalization Fund..........     X                         X                                             X             X
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund...     X                         X                                             X             X
Laudus Rosenberg U.S. Large
  Capitalization Value Fund....     X                         X                                             X             X
Laudus Rosenberg U.S. Discovery
  Fund.........................     X                                                X                      X             X
Laudus Rosenberg U.S. Small
  Capitalization Fund..........     X                                                X                      X             X
Laudus Rosenberg International
  Equity Fund..................     X            X            X                                 X           X             X
Laudus Rosenberg International
  Discovery Fund...............     X            X                        X          X          X           X             X
Laudus Rosenberg International
  Small Capitalization Fund....     X            X                                   X          X           X             X



Investment Risk. An investment in any of the Funds involves risks similar to those of investing in common stocks directly. Just as with common stocks, the value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting a Fund's portfolio. These types of risks may be greater with respect to investments in securities of foreign issuers. Investment in shares of the Funds is, like an investment in common stocks, more volatile and risky than some other forms of investment. This risk is significant for all Funds.



Foreign (Including European) Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates and exchange control regulations (including limitations on currency movements and exchanges) and will generally be greater for investments in less developed countries. A foreign government may expropriate or nationalize invested assets, or impose withholding taxes on dividend or interest payments. A Fund may be unable to obtain and enforce judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. This risk is particularly significant for the Laudus Rosenberg International Equity Fund, the Laudus Rosenberg International Small Capitalization Fund, and the Laudus Rosenberg International Discovery Fund.



Large or Large- and Mid-Size Company Risk. Stocks of both large- and mid-size companies tend to go in and out of favor based on market and economic conditions. However, stocks of mid cap companies tend to be more volatile than those of large cap companies because mid cap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. During a period when large and mid cap U.S. stocks fall behind other types of investments--bonds or stocks of small-size companies--a Fund's performance also will lag those investments. Large cap risk is particularly significant for the Laudus Rosenberg U.S. Large Capitalization Fund, the Laudus Rosenberg U.S. Large Capitalization Growth Fund, the Laudus Rosenberg U.S. Large Capitalization Value Fund, and Laudus Rosenberg International Equity Fund.


Emerging Market Risk. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds' investments in emerging market countries. This risk is particularly significant for the Laudus Rosenberg International Discovery Fund.

Small and/or Mid-Size Company Risk. Companies with small or mid-sized market capitalizations may be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group. Typically, such companies have fewer securities outstanding, and their securities may be less liquid than securities of larger companies. Their common stock and other securities may trade less frequently and in limited volume and are generally more sensitive to purchase and sale transactions. Accordingly, the prices of such securities tend to be more volatile than the prices of the securities of companies with larger market capitalizations, or the absolute values of changes in the prices of the securities of these companies tend to be greater than those of larger, more established companies. In addition, small and mid cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of large-size companies, for instance--a Fund's performance also will lag those investments. This risk is particularly significant for the Laudus Rosenberg U.S. Small Capitalization Fund, the Laudus Rosenberg U.S. Discovery Fund, the Laudus Rosenberg International Small Capitalization Fund, and the Laudus Rosenberg International Discovery Fund.



Currency Risk. Investments in securities denominated in and/or receiving revenues in foreign currencies (including the Euro) are subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in a Fund would be adversely affected. This risk is particularly significant for the Laudus Rosenberg International Equity Fund, the Laudus Rosenberg International Small Capitalization Fund, and the Laudus Rosenberg International Discovery Fund.



Management Risk. Each Fund is subject to management risk because it is an actively managed investment portfolio. This is the risk that AXA Rosenberg will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that they will produce the desired results. In some cases, certain investments may be unavailable or AXA Rosenberg may not choose certain investments under market conditions when, in retrospect, their use would have been beneficial to a particular Fund or Funds.



Risk of Investments in Exchange-Traded Funds. The Funds may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

                            MANAGEMENT OF THE FUNDS

The Trust's Board of Trustees oversees the general conduct of the Trust and the Funds.

CSIM serves as the Funds' investment adviser and AXA Rosenberg serves as subadviser to the Funds.

In its capacity as subadviser, AXA Rosenberg provides day-to-day portfolio management services to the Funds, while, as adviser, CSIM supervises AXA Rosenberg and assumes other functions, including managing the Funds' other affairs and business, subject to the supervision of the Board of Trustees.

The Funds pay CSIM an advisory fee for these services on a monthly basis. CSIM--and not the Funds--pays a portion of the advisory fees it receives to AXA Rosenberg in return for its services.


The following table shows the advisory fees, after waivers and/or reimbursements and/or recoupment, paid by the Funds to CSIM for the fiscal year ended March 31, 2007, and what percentage of the average daily net assets of each such Fund those fees represent.



                                                                PERCENTAGE OF AVERAGE
FUND                                                              DAILY NET ASSETS
----                                                            ---------------------
Laudus Rosenberg U.S. Large Capitalization Fund.............            0.74%
Laudus Rosenberg U.S. Large Capitalization Growth Fund......            0.69%
Laudus Rosenberg U.S. Large Capitalization Value Fund.......               0%
Laudus Rosenberg U.S. Discovery Fund........................            0.90%
Laudus Rosenberg U.S. Small Capitalization Fund.............            0.90%
Laudus Rosenberg International Equity Fund..................            0.85%
Laudus Rosenberg International Small Capitalization Fund....            0.98%



Management fees for the Laudus Rosenberg International Discovery Fund represent 1.00% of the first $1 billion of the average daily net assets under management, and 0.95% of the average daily net assets under management over $1 billion.



As described in the "Annual Fund Operating Expenses" tables in the section entitled "Fees and Expenses," CSIM has entered into an Expense Limitation Agreement to reduce its management fees and bear certain expenses until July 30, 2009, to limit the total annual operating expenses of each Fund. Under that agreement, any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by each Fund to CSIM during the next two fiscal years to the extent that repayment will not cause the Fund's expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.


INVESTMENT ADVISER AND SUBADVISER

The investment adviser for the Funds is CSIM, 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, CSIM today serves as investment adviser for all of the Schwab Funds and Laudus Funds. As of June 30, 2007, CSIM managed 72 mutual funds and approximately $216 billion in assets.



AXA Rosenberg is the Funds' subadviser. AXA Rosenberg's address is 4 Orinda Way, Building E, Orinda, CA 94563. AXA Rosenberg provides investment advisory services to a number of institutional investors. As of June 30, 2007, AXA Rosenberg managed 11 mutual funds and approximately $140 billion in assets.



A discussion regarding the basis for the Board's approval of the Funds' investment advisory and subadvisory agreements is available in the Funds' semi-annual report dated September 30, 2006, which covers the period April 1, 2006 to September 30, 2006.


PORTFOLIO MANAGEMENT
Investment decisions arise from AXA Rosenberg's disciplined, systematic process, which combines proprietary expert systems and comprehensive databases to replicate the decisions financial experts might make in a perfect world. AXA Rosenberg's portfolio engineers research and monitor the portfolio's performance against the relevant benchmark and ensure compliance with the portfolio's objectives. The team of portfolio engineers, who are employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, are jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg's investment models and for the day-to-day portfolio management operations of the Funds.

Dr. William Ricks has been with AXA Rosenberg since 1989, where he has been the Chief Executive Officer and Chief Investment Officer for the past five years. He is responsible for overseeing the implementation of AXA Rosenberg's investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the implementation of AXA Rosenberg's investment strategies and the various aspects of AXA Rosenberg's investment process, including trading, operations, portfolio engineering and portfolio construction.

The Statement of Additional Information (the "SAI") provides additional information about Dr. Ricks' compensation, other accounts managed and ownership of securities in the Funds.

DISTRIBUTOR
Institutional Shares, Adviser Shares (for the Laudus Rosenberg U.S. Small Capitalization Fund only) and Investor Shares of each Fund are offered on a continuous basis through the Trust's principal underwriter, ALPS Distributors, Inc. (the "Distributor"). The Distributor's principal offices are located at 1625 Broadway, Suite 2200, Denver, Colorado 80202.

Investor Class Shares of the Trust are subject to an annual distribution and shareholder service fee (a "Distribution and Shareholder Service Fee") of up to 0.25% of each Fund's Investor Shares' average daily net assets attributable thereto in accordance with a distributor and shareholder service plan (a "Distributor and Shareholder Service Plan") adopted by the Trustees pursuant to Rule 12b-1 under the 1940 Act. The Distribution and Shareholder Service Fee is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Investor Shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Investor Shares of the Trust. The Distribution and Shareholder Service Fee will not be retained by the Distributor but will instead be reallowed to financial intermediaries who provide these services. Any amount not reallowed to financial intermediaries will be waived or reimbursed to the applicable Fund. Although the Distributor acts as principal underwriter for Institutional and Adviser Shares of the Funds, as noted below, the Funds pay no fees to the Distributor in connection with such shares under the Distribution and Shareholder Service Plan. However, the Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund are subject to an annual servicing fee under a separate servicing plan described below.

Expenses and services for which the Distributor or another intermediary or agent may be compensated include, without limitation, expenses (including overhead and telephone expenses) of, and compensation to, employees of the Distributor or of intermediaries who engage in distribution or servicing of Investor Shares, printing of prospectuses and reports for other than existing Investor Class shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Trust to such persons. The Distribution and Shareholder Service Plan is of the type known as a "compensation" plan. This means that the fees are payable to compensate the Distributor or intermediary for services rendered even if the amount paid exceeds the Distributor's or intermediary's expenses. Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Under a service plan (the "Service Plan") adopted by the Trustees, the Distributor may also provide (or arrange for another intermediary or agent to provide) personal and/or account maintenance services to holders of Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund (the Distributor or such other entity is referred to herein as a "Servicing Agent" when acting in such capacity). The Service Plan provides for compensation up to 0.25% of the Adviser Shares' average daily net assets on an annual basis to be paid to Servicing Agents (the "Servicing Fees"). See the "Multiple Classes--Adviser Shares" section below for further information.

CSIM may pay certain Intermediaries (as defined below) for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, CSIM may pay certain Intermediaries for providing distribution, marketing or promotional services. The payments described by this paragraph are not paid by the Funds or their shareholders and may be substantial.

                                MULTIPLE CLASSES

As indicated previously, the Funds (other than the Laudus Rosenberg U.S. Small Capitalization Fund) offer two classes of shares in this Prospectus to investors, with eligibility for purchase depending on the amount invested in a particular Fund. The two classes of shares are Institutional Shares and Investor Shares. The Laudus Rosenberg U.S. Small Capitalization Fund (currently closed to new investors) offers three classes of shares to investors: Institutional Shares, Investor Shares and Adviser Shares. The following table sets forth basic investment and fee information for each class.


                                                                                                                   ANNUAL
                                                                                                                DISTRIBUTION
                                                                   MINIMUM                                          AND
                                                                 INITIAL FUND     SUBSEQUENT       ANNUAL       SHAREHOLDER
NAME OF CLASS                                                    INVESTMENT*      INVESTMENT*    SERVICE FEE    SERVICE FEE
-------------                                                   --------------    -----------    -----------    ------------
Institutional...............................................    $       50,000        None          None            None
Investor....................................................    $          100        None          None            0.25%
Adviser.....................................................    $      100,000      $1,000          0.25%           None


------------------------
* Certain exceptions apply. See "Institutional Shares" and "Investor Shares" below.

Please note that Intermediaries (as defined below) may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of Fund shares, including different initial, subsequent and maintenance investment requirements.

INSTITUTIONAL SHARES

Institutional Shares may be purchased by institutions such as endowments and foundations, plan sponsors of 401(a), 401(k), 457 and 403(b) benefit plans and individuals, including clients of investment advisers. In order to be eligible to purchase Institutional Shares, an investor must make an initial investment of at least $50,000 in the particular Fund. Investment advisers may aggregate investments across client accounts in order to reach this minimum investment requirement. In its sole discretion, CSIM may waive this minimum investment requirement. CSIM may waive this investment minimum for the benefit plans described above, for certain wrap accounts, and for accounts held through certain intermediaries. The minimum may also be waived for certain other investors, including directors, officers and employees of Charles Schwab and AXA Rosenberg. Institutional Shares are sold without any initial or deferred sales charges and are not subject to any ongoing Distribution and Shareholder Service Fee.


INVESTOR SHARES

Investor Shares may be purchased by institutions, certain individual retirement accounts and individuals. In order to be eligible to purchase Investor Shares, an investor must make an initial investment of at least $100 in the particular Fund. In its sole discretion, CSIM may waive this minimum investment requirement. CSIM may waive this investment minimum for the benefit plans described above, and for accounts held through certain intermediaries, including those who have made arrangements with a Fund to offer shares to their clients as part of various asset allocation programs. The Trustees have authorized the Trust to reimburse, out of the Investor Class assets of the Fund, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Investor Class shares of a Fund an amount up to 0.15% of the average daily net assets of that class on an annual basis. In addition, as described above, the Distribution and Shareholder Service Plan that the Trust has adopted for Investor Shares permits the Trust to reimburse, out of the Investor Class assets of a Fund, in an amount up to 0.25% of the average daily net assets of that class on an annual basis, financial intermediaries that provide services in connection with the distribution of Investor Class shares of the Fund (see "Management of the Trust--Distributor").


ADVISER SHARES
Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund may be purchased solely through accounts established under a fee-based program which is sponsored and maintained by a registered broker-dealer or other financial adviser approved by the Trust's Distributor and under which each investor pays a fee to the broker-dealer or other financial adviser, or its affiliate or agent, for investment management or administrative services. In order to be eligible to purchase Adviser Shares, a broker-dealer or other financial adviser must make an initial investment of at least $100,000 of its client's assets in the Laudus Rosenberg U.S. Small Capitalization Fund. In its sole discretion, CSIM may waive this minimum asset investment requirement. Adviser Shares are sold without any initial or deferred sales charges and are not subject to ongoing distribution fees. However, under the terms of the Service Plan adopted by the Trust with respect to Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund, the Trust is permitted to reimburse, out of the Adviser Class assets of the Laudus Rosenberg U.S. Small Capitalization Fund, in an amount up to 0.25% of the average daily net assets of that class on an annual basis, financial intermediaries that have established a shareholder servicing relationship with the Trust on behalf of their customers. In addition, the Trustees have authorized the Laudus Rosenberg U.S. Small Capitalization Fund to pay up to 0.05% of its average daily net assets attributable to Adviser Shares for sub-transfer agency services in connection with such shares.

GENERAL
Shares of the Funds may be sold to corporations or other institutions such as trusts, foundations, broker-dealers or other intermediaries purchasing for the accounts of others (collectively, "Intermediaries"). Investors purchasing and redeeming shares of the Funds through an Intermediary may be charged a transaction-based fee or other fee for the services provided by the Intermediary. Each such Intermediary is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions with respect to purchases and redemptions of Fund shares. Customers of Intermediaries should read this Prospectus in light of the terms governing accounts with their particular organization.

                               PURCHASING SHARES

The offering price for shares of each Fund is the net asset value per share next determined after receipt of a purchase order. See "How the Trust Prices Shares of the Funds."

If you place an order through an Intermediary, please consult with that Intermediary to determine when your order will be executed. You receive either the share price next calculated after your Intermediary has received your order, if the Intermediary has such an arrangement with a Fund, or the share price next calculated after a Fund receives your order from your Intermediary. Some Intermediaries may require your orders prior to a specified cut-off time. Investors may be charged an additional fee by their Intermediary if they effect transactions through such persons.

If you deal directly with an Intermediary, you will have to follow the Intermediary's procedures for transacting with the Funds. For more information about how to purchase, sell, convert or exchange Fund shares through your Intermediary, you should contact your Intermediary directly.


The Laudus Rosenberg International Small Capitalization Fund was closed to all investors, effective May 31, 2007, except the Fund will continue to offer shares for purchase to certain qualified retirement plans that included (or offered) the Fund as an investment option prior to May 31, 2007. The Laudus Rosenberg U.S. Small Capitalization Fund was closed to new investors effective October 15, 2003. The Laudus Rosenberg U.S. Discovery Fund closed to new investors on April 30, 2006. Existing shareholders of the Laudus Rosenberg U.S. Small Capitalization Fund and Laudus Rosenberg U.S. Discovery Fund ("Existing Shareholders") may continue to purchase additional shares in existing or new accounts and receive dividends and/or distributions in the form of additional shares of the Funds. Existing Shareholders may include retirement plans that held shares of either Fund at the time of that Fund's closing, as well as the participants of those retirement plans even if such participants have joined the retirement plan since the time of the Fund's closing. Existing Shareholders also may include retirement plans sponsored by a sponsor of a retirement plan currently invested in the closed Fund, even if the retirement plan was not an investor at the time of the Fund's closing. In addition, investment advisers and wrap accounts may be considered Existing Shareholders if they held shares, on behalf of their clients, of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds at the time of each respective Fund's closing. The clients of investment advisers and wrap accounts may also be considered Existing Shareholders if they held shares of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds at the time of that Fund's closing. If you hold shares through an Intermediary, please consult that Intermediary to determine if they can accommodate such subsequent investments.



Shareholders of other Funds will not be permitted to exchange any shares for shares of the Laudus Rosenberg International Small Capitalization Fund. Shareholders of other Funds will not be permitted to exchange any shares for shares of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds unless such shareholders are also Existing Shareholders of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds. The Trust reserves the right at any time to modify the restrictions set forth above, including the suspension of all sales of all shares of the Laudus Rosenberg U.S. Small Capitalization, Laudus Rosenberg International Small Capitalization and Laudus Rosenberg U.S. Discovery Funds or the lifting of restrictions on different classes of investors and/or transactions.


INITIAL INVESTMENTS BY WIRE
Subject to acceptance by the Trust, shares of the Funds may be purchased by wiring federal funds. Please first contact the Trust at 1-800-447-3332 for complete wiring instructions. Notification must be given to the Trust at 1-800-447-3332 prior to the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) on the wire date. Federal funds purchases will be accepted only on a day on which the Trust, the Distributor and the Custodian are all open for business. A completed Account Application must be faxed to the Trust on the day the wire is sent and must also be overnighted to the Trust at Laudus Trust, c/o Boston Financial Data Services, Inc., P.O. Box 8032, Boston, Massachusetts 02266. Please call 1-800-447-3332 for details. Please note the minimum initial investment requirements for each class as set forth above under "Multiple Classes."

INITIAL INVESTMENTS BY MAIL
Subject to acceptance by the Trust, an account may be opened by completing and signing an Account Application and mailing it, along with a check for the purchase amount, to Laudus Trust, P.O. Box 8032, Boston, Massachusetts 02266.

The Fund(s) to be purchased should be specified on the Account Application. In all cases, subject to acceptance by the Trust, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of a Fund next determined after receipt, even though the check may not yet have been converted into federal funds. Please note the minimum initial investment requirements for each class as set forth above under "Multiple Classes."

ADDITIONAL INVESTMENTS
Additional cash investments may be made at any time by mailing a check to the Trust at the address noted under "Initial Investments by Mail" (payable to Laudus Trust) or by wiring federal funds as noted under "Initial Investments by Wire." Notification must be given at 1-800-447-3332 or to the appropriate broker-dealer prior to the close of the NYSE (generally 4:00 p.m., Eastern time) on the wire date. Please note each class' minimum additional investment requirements as set forth above under "Multiple Classes." In its sole discretion, CSIM may waive the minimum additional investment requirements.

INVESTMENTS IN-KIND (INSTITUTIONAL SHARES)
Institutional Shares may be purchased in exchange for common stocks on deposit at The Depository Trust Company ("DTC") or by a combination of such common stocks and cash. Purchase of Institutional Shares of a Fund in exchange for stocks is subject in each case to CSIM's and AXA Rosenberg's determination that the stocks to be exchanged are acceptable. Securities accepted in exchange for Fund shares will be valued as set forth under "How the Trust Prices Shares of the Funds" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. Generally, the exchange of common stocks for Institutional Shares will be a taxable event for federal income tax purposes, which will trigger gain or loss to an investor subject to federal income taxation, measured by the difference between the value of the Institutional Shares received and the investor's basis in the securities tendered. Accordingly, you should consult your tax adviser before making such an in-kind purchase.

A Fund will not accept securities in exchange for Fund shares unless: (i) CSIM and AXA Rosenberg believe the securities are appropriate investments for the Fund; (ii) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (iii) the securities may be acquired under the Fund's investment restrictions.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or Intermediaries. When you open your account through your financial institution or Intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or Intermediary to identify you. This information is subject to verification by the financial institution or Intermediary to ensure the identity of all persons opening an account.

Your financial institution or Intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or Intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or Intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or Intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing a Fund to hold excess levels of cash.


The Funds are intended to be long-term investment vehicles and are not designed for investors who engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). In order to prevent short-term trading, the Board of Trustees has adopted policies and procedures intended to discourage frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds seek to prevent excessive purchases and sales or exchanges of Fund shares by engaging the Funds' transfer agent to provide reports to the Funds of transactional activity in amounts and frequency determined by the Funds to be significant to a Fund and in a pattern of activity that could potentially be detrimental to a Fund. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account. Judgments with respect to implementation of the Funds' policy are made in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders.



The Funds may also defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the Funds through such intermediary. The Funds will defer to an intermediary's policies only after the Funds determine that the intermediary's frequent trading policies adequately protect Fund shareholders. Transactions by Fund shareholders investing through such intermediaries will be subject to the restrictions of the intermediary's frequent trading policies, which may differ from those of the

Funds. Shareholders should consult with their intermediaries to determine the frequent trading restrictions that apply to their Fund transactions.


Despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

In addition, certain Intermediaries may be unable or unwilling to effectively enforce the Funds' trading or exchange restrictions. The Funds will monitor trading activity coming from such Intermediaries and take reasonable steps to seek cooperation from any Intermediary through which the Funds believe short-term trading activity is taking place.

The Funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason. In addition, the Funds reserve the right to modify this policy, including any surveillance or account restriction procedures established from time to time to effectuate this policy, at any time without notice.

OTHER PURCHASE INFORMATION
An eligible shareholder may also participate in the Laudus Funds Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account or an account at a broker or other Intermediary and invests it in Investor Shares of one or more of the Funds through the use of electronic funds transfers. Investors may commence their participation in this program by making a minimum initial investment that satisfies the minimum investment amount for Investor Shares and may elect to make subsequent investments by transfers of a minimum of $50 into their established Fund account. Intermediaries may establish different minimum subsequent transaction amounts. You should contact the Trust or your Intermediary for more information about the Laudus Funds Automatic Investment Program.

For purposes of calculating the purchase price of Fund shares, a purchase order is received by the Trust on the day that it is in "good order" unless it is rejected by the Transfer Agent. For a cash purchase order of Fund shares to be in "good order" on a particular day, a check or money wire must be received on or before the close of the NYSE (generally 4:00 p.m., Eastern time) on that day. If the payment is received by the Trust after the deadline, the purchase price of Fund shares will be based upon the next determination of net asset value of Fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler's checks or money orders will be accepted. In the case of a purchase in-kind of Institutional Shares, such purchase order will be rejected if the investor's securities are not placed on deposit at DTC prior to 10:00 a.m., Eastern time.

The Trust reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject purchase orders when, in its judgment, such suspension or rejection would be in the best interests of the Trust or a Fund. The Trust discourages market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee. You may be subject to a fee of 2% if you redeem or exchange your shares within 30 days of purchase. See "Redeeming Shares." Purchases of each Fund's shares may be made in full or in fractional shares of such Fund (calculated to three decimal places). In the interest of economy and convenience, certificates for shares will not be issued.


A note on mailing procedures: If two or more members of a household own the Funds, we economize on Fund expenses by sending only one financial report and prospectus. If you need additional copies or do not want your mailings to be "householded", please call the Trust at 1-800-447-3332 or write to the Trust.


                         INDIVIDUAL RETIREMENT ACCOUNTS


Investor Shares of the Funds may be used to fund individual retirement accounts ("IRAs"). The minimum initial investment for an IRA is $100. A special application must be completed in order to create such an account.


Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs, call the Trust at 1-800-447-3332.

                                REDEEMING SHARES

Shares of the Funds may be redeemed by mail, or, if authorized by an investor in an Account Application, by telephone. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the particular Fund at the time of the redemption and on any expenses and charges attributable thereto. CSIM may waive the application of the short-term redemption fee, discussed above in the "Purchasing Shares" section, for 401(a), 401(k), 457 and 403(b) retirement plans, as well as for certain wrap accounts.

As noted above in the "Purchasing Shares" section, if you deal directly with an Intermediary, you should contact your Intermediary for more information about how to redeem Fund shares.

BY MAIL
The Trust will redeem its shares at the net asset value per share next determined after the request is received in "good order." See "How the Trust Prices Shares of the Funds." Requests should be addressed to Laudus Trust, P.O. Box 8032, Boston, Massachusetts 02266.

To be in "good order," a request must include the following documentation:

     (a) a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;
     (b) any required signature guarantees; and
     (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES
To protect shareholder accounts, the Trust and the Transfer Agent from fraud, signature guarantees may be required to enable the Trust to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for: (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address,
(2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the Transfer Agent. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. Shareholders may contact the Trust at 1-800-447-3332 for further details.

BY TELEPHONE
Provided the telephone redemption option has been authorized by an investor in an Account Application, a redemption of shares may be requested by calling the Trust at 1-800-447-3332 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the telephone redemption option or the telephone exchange option (as described below) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and the shareholder, not the Trust or the Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Payments on telephone redemptions will be suspended for a period typically expected not to exceed 10 business days following a telephonic address change.

SYSTEMATIC WITHDRAWAL PLAN
An owner of $12,000 or more of shares of a Fund may elect to have periodic redemptions made from the investor's account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. The Trust will normally redeem a sufficient number of shares to make the scheduled redemption payments on a date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

EARLY REDEMPTIONS AND MARKET TIMING
Shares redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the Funds, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Such fee will be paid to the Funds. The Trust reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the best interests of the Trust or a Fund. The Trust may waive the redemption fee for retirement plans, wrap accounts, charitable giving funds, unregistered separate accounts and registered investment companies. While the Funds discourage mutual fund market timing and maintain procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated.

FURTHER REDEMPTION INFORMATION
The Trust will not make payment on redemptions of shares purchased by check until payment of the purchase price has been collected, which may take up to fifteen days after purchase. Shareholders can avoid this delay by utilizing the wire purchase option.

The Funds reserve the right to redeem your shares in-kind in accordance with the Funds' procedures and applicable regulatory requirements. If CSIM determines that it would not be in the best interests of the remaining shareholders of a Fund to make a redemption payment wholly or partly in cash, such Fund may instead pay the redemption price in whole or in part by a distribution in-kind of readily marketable securities held by such Fund. The Trust may commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000, or (ii) one percent of the net asset value of such Fund at the beginning of such period. Securities used to redeem Fund shares in-kind will be valued in accordance with the Funds' procedures for valuation described under "How the Trust Prices Shares of the Funds." Securities distributed by a Fund in-kind will be selected by AXA Rosenberg, under CSIM's supervision, in light of each Fund's objective and generally will be a pro rata distribution of each security held in a Fund's portfolio. Investors may incur brokerage charges on the sale of any securities received in payment of redemptions.

The Trust reserves the right to delay settlement for redemptions received in good order for up to seven days. The Trust may suspend the right of redemption and may postpone payment for a reasonable period when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission ("SEC"), during periods when trading on the NYSE is restricted or during an emergency declared by the SEC which makes it impracticable for the Funds to dispose of their securities or to determine the value of their net assets fairly, or during any other period permitted by the SEC for the protection of investors.

                        EXCHANGING AND CONVERTING SHARES

As noted above in the "Purchasing Shares" section, if you deal directly with an Intermediary, you should contact your Intermediary for more information about how to exchange or convert Fund shares. Upon request, and subject to certain limitations, shares of a Fund, including any class of shares, may be exchanged or converted into shares of any other Fund of the Trust, or class of shares. In order to convert your shares to another class of shares, you must satisfy the minimum requirements for the new class of shares. If you deal directly with an Intermediary, please contact your Intermediary to learn more about conversion limitations that may apply. All other investors should contact the Trust at 1-800-447-3332. Although the Trust has no current intention of terminating or modifying either the exchange or conversion privileges, it reserves the right to do so at any time. A conversion of your shares for shares of another Laudus Fund is taxable as a sale of a security on which a gain or loss may be recognized. An exchange between classes within a Fund is not generally reported as a taxable event. Shareholders should receive written confirmation of an exchange or conversion within a few days of the completion of the transaction. A new account opened by exchange or conversion must be established with the same name(s), address(es) and social security number(s) as the existing account. All exchanges and conversions will be made based on the respective net asset values next determined following receipt of the request by the Funds containing the information indicated below.


Shareholders of other Funds will not be permitted to exchange any shares for shares of the Laudus Rosenberg International Small Capitalization Fund. Shareholders of the Funds will not be permitted to exchange any of their shares for shares of the Laudus Rosenberg U.S. Discovery Fund or the Laudus Rosenberg U.S. Small Capitalization Fund unless such shareholders are also existing shareholders of the Laudus Rosenberg U.S. Discovery Fund or the Laudus Rosenberg U.S. Small Capitalization Fund.


EXCHANGE AND CONVERSION BY MAIL
To exchange or convert Fund shares by mail, shareholders should simply send a letter of instruction to the Trust. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged or converted; (c) the Fund from and the Fund into which the exchange or conversion is to be made; (d) the dollar or share amount to be exchanged or converted; and
(e) the signatures of all registered owners or authorized parties.

EXCHANGE AND CONVERSION BY TELEPHONE
To exchange or convert Fund shares by telephone, to ask questions about the exchange or conversion privileges or to learn about what conditions and limitations may apply to the exchange and conversion privileges, shareholders may call the Trust at 1-800-447-3332. If you wish to exchange or convert shares, please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged or converted; (c) the name of the Fund from which and the Fund into which the exchange or conversion is to be made; and (d) the dollar or share amount to be exchanged or converted. Telephone exchanges or conversions are available only if the shareholder so indicates by checking the "yes" box on the Account Application. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

The Trust reserves the right to suspend or terminate the privilege of exchanging or converting shares of the Fund by mail or by telephone at any time.

                    HOW THE TRUST PRICES SHARES OF THE FUNDS

The Funds are open for business each day that the NYSE is open. The Funds calculate their share price each business day as of the close of the NYSE (generally 4:00 p.m. Eastern time). A Fund's share price is its net asset value per share, or NAV, which is the Fund's net assets divided by the number of its outstanding shares. Purchases and redemptions will be effected at the NAV next determined after a Fund receives a purchase or redemption request in good order.

In valuing its securities, the Trust uses the current market value if one is readily available. Securities held by a Fund for which market prices are not readily available or for which the Adviser deems the market price to be unreliable are valued in accordance with fair value procedures established by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. Shareholders should be aware that because foreign markets are often open on weekends and other days when the Funds are closed, the value of the Funds' portfolios may change on days when it is not possible to buy or sell shares of the Funds.

                                 DISTRIBUTIONS

Each Fund intends to pay out as dividends substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards). Each Fund's policy is to declare and pay distributions of its dividends and interest annually although it may do so more frequently as determined by the Trustees of the Trust. Each Fund's policy is to distribute net short-term capital gains and net long-term gains annually, although it may do so more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations.

All dividends and/or distributions will be paid out in the form of additional shares of the relevant Fund to which the dividends and/or distributions relate at net asset value unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the Account Application or by writing to the Trust.

If you elect to receive distributions in cash and checks are returned and marked as "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

                                     TAXES


PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES.


Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Each Fund will notify its shareholders as to what portion of Fund distributions are designated as qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares for longer.


Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2010.

Each Fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.


A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund's return on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions. If more than 50% of a Fund's assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the Fund may (and the Laudus Rosenberg International Equity Fund, the Laudus Rosenberg International Small Capitalization Fund, and the Laudus Rosenberg International Discovery Fund intend to) elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.


To the extent such investments are permissible for a Fund, the Fund's short sales and transactions in options, futures contracts, hedging transactions, forward contracts, equity swap contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund's use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions. The foregoing is a general summary of the federal income tax consequences of investing in a Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in a Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

                 DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION

The Funds may make various types of portfolio securities information available to shareholders. Information regarding the Funds' policy and procedures on the disclosure of portfolio securities information is available in the SAI. In addition, shareholders can learn more about the availability of portfolio securities information by calling the Funds at 1-800-447-3332.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, is included in the Trust's Annual Report, which is available upon request.

                      (This page intentionally left blank)

Financial Statements

Financial Highlights as of 3/31/07

                                                                   INVESTMENT ACTIVITIES
                                                          ----------------------------------------
                                              NET ASSET      NET        NET REALIZED
                                               VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                              BEGINNING    INCOME/     GAINS (LOSSES)   INVESTMENT
                                              OF PERIOD     (LOSS)     ON INVESTMENTS   ACTIVITIES
                                              ---------   ----------   --------------   ----------
INSTITUTIONAL SHARES
-------------------------------------------
U.S. LARGE CAPITALIZATION FUND
  For the year ended March 31, 2007........    $12.35       $ 0.10 5       $ 1.27         $ 1.37
  For the year ended March 31, 2006........     11.79         0.10 5         1.62           1.72
  For the year ended March 31, 2005........     10.92         0.11 5         0.94           1.05
  For the year ended March 31, 2004........      8.28         0.06 5         2.62           2.68
  June 19, 2002 to March 31, 2003 1........     10.00         0.05 5        (1.73)         (1.68)
U.S. LARGE CAPITALIZATION GROWTH FUND
  For the year ended March 31, 2007........    $ 9.26       $ 0.03 5       $ 0.49         $ 0.52
  For the year ended March 31, 2006........      8.07         0.02 5         1.18           1.20
  For the year ended March 31, 2005........      7.84         0.04 5         0.23           0.27
  For the year ended March 31, 2004........      5.95         0.06 5         1.89           1.95
  For the year ended March 31, 2003........      7.77         0.07 5        (1.83)         (1.76)
U.S. LARGE CAPITALIZATION VALUE FUND
  For the year ended March 31, 2007........    $11.89       $ 0.15 5       $ 1.45         $ 1.60
  May 2, 2005 to March 31, 2006 1..........     10.00         0.18 5         1.79           1.97
U.S. DISCOVERY FUND
  For the year ended March 31, 2007........    $19.23       $ 0.03         $ 1.05         $ 1.08
  For the year ended March 31, 2006........     15.96         0.02           3.58           3.60
  For the year ended March 31, 2005........     14.71         0.03 5         1.44           1.47
  For the year ended March 31, 2004........      9.55         0.06 5         5.26           5.32
  For the year ended March 31, 2003........     11.10         0.04 5        (1.57)         (1.53)
U.S. SMALL CAPITALIZATION FUND
  For the year ended March 31, 2007........    $14.07       $ 0.02         $ 0.11         $ 0.13
  For the year ended March 31, 2006........     13.50           -- 6         2.43           2.43
  For the year ended March 31, 2005........     13.82         0.03 5         1.27           1.30
  For the year ended March 31, 2004........      8.98         0.05           5.03           5.08
  For the year ended March 31, 2003........     11.18         0.03 5        (1.93)         (1.90)
INTERNATIONAL EQUITY FUND
  For the year ended March 31, 2007........    $11.80       $ 0.07         $ 2.08         $ 2.15
  For the year ended March 31, 2006........      9.63         0.14           2.15           2.29
  For the year ended March 31, 2005........      8.46         0.09 5         1.12           1.21
  For the year ended March 31, 2004........      5.56         0.08 5         2.90           2.98
  For the year ended March 31, 2003........      7.09         0.08 5        (1.55)         (1.47)
INTERNATIONAL DISCOVERY FUND
  May 31, 2006 to March 31, 2007 1.........    $10.00       $ 0.09 5       $ 2.06         $ 2.15
INTERNATIONAL SMALL CAPITALIZATION FUND
  For the year ended March 31, 2007........    $20.97       $ 0.26         $ 3.90         $ 4.16
  For the year ended March 31, 2006........     16.89         0.13           4.95           5.08
  For the year ended March 31, 2005........     13.94         0.08 5         3.53           3.61
  For the year ended March 31, 2004........      7.92         0.07 5         6.04           6.11
  For the year ended March 31, 2003........      8.48         0.09 5        (0.56)         (0.47)

                                                    LESS DISTRIBUTIONS FROM
                                             -------------------------------------

                                                NET       NET REALIZED
                                             INVESTMENT     GAINS ON     RETURN OF     TOTAL
                                               INCOME     INVESTMENTS     CAPITAL    DIVIDENDS
                                             ----------   ------------   ---------   ---------
INSTITUTIONAL SHARES
-------------------------------------------
U.S. LARGE CAPITALIZATION FUND
  For the year ended March 31, 2007........    $(0.09)       $(0.42)      $   --      $(0.51)
  For the year ended March 31, 2006........     (0.09)        (1.07)          --       (1.16)
  For the year ended March 31, 2005........     (0.09)        (0.09)          --       (0.18)
  For the year ended March 31, 2004........     (0.04)           --           --       (0.04)
  June 19, 2002 to March 31, 2003 1........     (0.04)           --           --       (0.04)
U.S. LARGE CAPITALIZATION GROWTH FUND
  For the year ended March 31, 2007........    $(0.02)       $   --       $   --      $(0.02)
  For the year ended March 31, 2006........     (0.01)           --           --       (0.01)
  For the year ended March 31, 2005........     (0.04)           --           --       (0.04)
  For the year ended March 31, 2004........     (0.06)           --           --       (0.06)
  For the year ended March 31, 2003........     (0.06)           --           --       (0.06)
U.S. LARGE CAPITALIZATION VALUE FUND
  For the year ended March 31, 2007........    $(0.26)       $(0.49)      $   --      $(0.75)
  May 2, 2005 to March 31, 2006 1..........     (0.02)        (0.06)          --       (0.08)
U.S. DISCOVERY FUND
  For the year ended March 31, 2007........    $(0.03)       $(0.48)      $   --      $(0.51)
  For the year ended March 31, 2006........        --         (0.16)       (0.17)      (0.33)
  For the year ended March 31, 2005........     (0.04)        (0.18)          --       (0.22)
  For the year ended March 31, 2004........     (0.04)        (0.12)          --       (0.16)
  For the year ended March 31, 2003........     (0.02)           --           --       (0.02)
U.S. SMALL CAPITALIZATION FUND
  For the year ended March 31, 2007........    $   --        $(1.63)      $   --      $(1.63)
  For the year ended March 31, 2006........        --         (1.86)          --       (1.86)
  For the year ended March 31, 2005........     (0.03)        (1.59)          --       (1.62)
  For the year ended March 31, 2004........     (0.04)        (0.20)          --       (0.24)
  For the year ended March 31, 2003........     (0.03)        (0.27)          --       (0.30)
INTERNATIONAL EQUITY FUND
  For the year ended March 31, 2007........    $(0.12)       $(0.25)      $   --      $(0.37)
  For the year ended March 31, 2006........     (0.12)           --           --       (0.12)
  For the year ended March 31, 2005........     (0.04)           --           --       (0.04)
  For the year ended March 31, 2004........     (0.08)           --           --       (0.08)
  For the year ended March 31, 2003........     (0.07)           --           --       (0.07)
INTERNATIONAL DISCOVERY FUND
  May 31, 2006 to March 31, 2007 1.........    $(0.08)       $(0.02)      $   --      $(0.10)
INTERNATIONAL SMALL CAPITALIZATION FUND
  For the year ended March 31, 2007........    $(0.38)       $(2.08)      $   --      $(2.46)
  For the year ended March 31, 2006........     (0.08)        (0.92)          --       (1.00)
  For the year ended March 31, 2005........     (0.04)        (0.62)          --       (0.66)
  For the year ended March 31, 2004........     (0.09)           --           --       (0.09)
  For the year ended March 31, 2003........     (0.11)           --           --       (0.11)


------------------------
1  From the commencement of operations.
2  Not annualized for periods less than one year.
3  Annualized for periods less than one year.

4 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


5  Calculated based on the average shares outstanding during the period.


6  Amount less than $0.005.


7 Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.


8 The ratio of net operating expenses for the Laudus Rosenberg U.S. Large Capitalization Fund would have been 0.99% if overdraft expenses had not been included.

Financial Statements--Financial Highlights continued

                                                              RATIOS/SUPPLEMENTAL DATA
                                        --------------------------------------------------------------------
                 NET ASSET              NET ASSETS,    NET INVESTMENT
                  VALUE,                  END OF       INCOME/(LOSS)         EXPENSES       EXPENSES NET OF
    REDEMPTION    END OF      TOTAL       PERIOD      NET OF WAIVERS/    BEFORE WAIVERS/        WAIVERS/
       FEES       PERIOD     RETURN 2     (000'S)     REIMBURSEMENTS 3   REIMBURSEMENTS 3   REIMBURSEMENTS 3
    ----------   ---------   --------   -----------   ----------------   ----------------   ----------------
      $  -- 6     $13.21       11.10%   $   94,921          0.81%              1.01%              1.00%
         --        12.35       14.90        54,296          0.80               1.14               1.01
         --        11.79        9.66        44,559          0.96               1.23               0.99
         -- 6      10.92       32.33        44,301          0.62               1.47               1.00
         --         8.28      (16.78)       14,479          0.80               2.73               0.99
      $  -- 6     $ 9.76        5.62%   $   75,481          0.30%              1.05%              0.99%
         --         9.26       14.85        44,426          0.27               1.34               0.99
         -- 6       8.07        3.42         5,056          0.53               2.34               0.99
         -- 6       7.84       32.84         5,006          0.80               2.59               0.80
         --         5.95      (22.68)        3,418          1.03               4.55               0.75
      $  -- 6     $12.74       13.55%   $    6,058          1.22%              2.37%              0.99%
         --        11.89       19.83         6,694          1.82               2.41               0.49
      $  -- 6     $19.80        5.71%   $  718,185          0.17%              0.97%              0.97%
         --        19.23       22.80       673,599          0.15               1.09               1.09
         -- 6      15.96        9.98       256,444          0.23               1.20               1.14
         -- 6      14.71       55.90        98,077          0.49               1.46               1.14
         --         9.55      (13.83)       18,589          0.38               3.71               1.15
      $  -- 6     $12.57        1.11%   $  699,921          0.10%              0.95%              0.95%
         --        14.07       19.46       918,813          0.02               1.04               1.04
         -- 6      13.50        9.36       948,225          0.20               1.09               1.09
         -- 6      13.82       56.83       954,275          0.45               1.13               1.13
         --         8.98      (17.10)      487,020          0.33               1.29               1.15
      $  -- 6     $13.58       18.37%   $   68,398          1.09%              1.34%              1.34%
         --        11.80       23.86        21,688          1.34               1.96               1.34
         -- 6       9.63       14.36        16,094          0.96               2.69               1.34
       0.01         8.46       53.81         9,914          1.12               4.32               1.35
       0.01         5.56      (20.66)        6,368          1.24               5.30               1.35
      $  -- 6     $12.05       21.90%   $   19,173          1.06%              1.64%              1.34%
      $  -- 6     $22.67       20.82%   $1,048,829          1.21%              1.10%              1.10%
         --        20.97       30.90       698,064          0.85               1.25               1.25
         -- 6      16.89       26.52       270,646          0.50               1.55               1.49
         -- 6      13.94       77.37        70,382          0.65               1.94               1.47
       0.02         7.92       (5.36)       20,562          1.09               2.60               1.50

        RATIOS/SUPPLEMENTAL DATA
     ------------------------------

      EXPENSES NET OF     PORTFOLIO
          WAIVERS/        TURNOVER
     REIMBURSEMENTS 3,7    RATE 4
     ------------------   ---------
            1.00% 8        144.21%
            0.99           144.32
            0.99           127.89
            1.00            141.5
            0.99           100.79
            0.99%           70.73%
            0.99            78.70
            0.99            77.81
            0.80           177.43
            0.75            68.73
            0.99%          107.77%
            0.49            81.30
            0.97%           85.69%
            1.09            88.63
            1.14            62.60
            1.14            93.08
            1.15            98.65
            0.95%           76.00%
            1.04            69.26
            1.09            68.09
            1.13            75.65
            1.15            70.83
            1.34%           64.19%
            1.34            59.40
            1.34            52.06
            1.35           107.02
            1.35           138.85
            1.34%          105.81%
            1.10%           91.82%
            1.25           101.86
            1.49            59.70
            1.47           102.50
            1.50           129.34

Financial Statements

Financial Highlights continued

                                                                   INVESTMENT ACTIVITIES
                                                          ----------------------------------------
                                              NET ASSET      NET        NET REALIZED
                                               VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                              BEGINNING    INCOME/     GAINS (LOSSES)   INVESTMENT
                                              OF PERIOD     (LOSS)     ON INVESTMENTS   ACTIVITIES
                                              ---------   ----------   --------------   ----------
ADVISER SHARES
-------------------------------------------
U.S. SMALL CAPITALIZATION FUND
  For the year ended March 31, 2007........    $13.88       $(0.02)        $ 0.12         $ 0.10
  For the year ended March 31, 2006........     13.38        (0.02)          2.38           2.36
  For the year ended March 31, 2005........     13.71           -- 5,6       1.26           1.26
  For the year ended March 31, 2004........      8.91         0.02           5.00           5.02
  For the year ended March 31, 2003........     11.12         0.01 6        (1.93)         (1.92)
INVESTOR SHARES
-------------------------------------------
U.S. LARGE CAPITALIZATION FUND
  For the year ended March 31, 2007........    $12.36       $ 0.07 5       $ 1.25         $ 1.32
  For the year ended March 31, 2006........     11.81         0.06 5         1.63           1.69
  For the year ended March 31, 2005........     10.96         0.08 5         0.93           1.01
  For the year ended March 31, 2004........      8.31         0.02 5         2.63           2.65
  July 31, 2002 to March 31, 2003 1........      8.88         0.05 5        (0.62)         (0.57)
U.S. LARGE CAPITALIZATION GROWTH FUND
  For the year ended March 31, 2007........    $ 9.33       $   -- 5,6     $ 0.50         $ 0.50
  For the year ended March 31, 2006........      8.15        (0.01) 5        1.19           1.18
  For the year ended March 31, 2005........      7.92         0.02 5         0.23           0.25
  August 15, 2003 to March 31, 2004 1......      6.95         0.09 5         0.92           1.01
U.S. LARGE CAPITALIZATION VALUE FUND
  For the year ended March 31, 2007........    $11.87       $ 0.11 5       $ 1.45         $ 1.56
  May 2, 2005 to March 31, 2006 1..........     10.00         0.13 5         1.80           1.93
U.S. DISCOVERY FUND
  For the year ended March 31, 2007........    $19.07       $(0.06)        $ 1.06         $ 1.00
  For the year ended March 31, 2006........     15.88        (0.03)          3.55           3.52
  For the year ended March 31, 2005........     14.66        (0.05) 5        1.47           1.42
  For the year ended March 31, 2004........      9.53         0.01 5         5.24           5.25
  For the year ended March 31, 2003........     11.08         0.02 5        (1.57)         (1.55)
U.S. SMALL CAPITALIZATION FUND
  For the year ended March 31, 2007........    $13.77       $(0.03)        $ 0.11         $ 0.08
  For the year ended March 31, 2006........     13.30        (0.04)          2.37           2.33
  For the year ended March 31, 2005........     13.65        (0.02) 5        1.26           1.24
  For the year ended March 31, 2004........      8.88         0.01           4.98           4.99
  For the year ended March 31, 2003........     11.08           -- 5,6      (1.92)         (1.92)
INTERNATIONAL EQUITY FUND
  For the year ended March 31, 2007........    $11.77       $ 0.14         $ 1.97         $ 2.11
  For the year ended March 31, 2006........      9.61         0.10           2.14           2.24
  For the year ended March 31, 2005........      8.47         0.06 5         1.11           1.17
  For the year ended March 31, 2004........      5.57         0.03 5         2.93           2.96
  For the year ended March 31, 2003........      7.05         0.07 5        (1.54)         (1.47)
INTERNATIONAL DISCOVERY FUND
  May 31, 2006 to March 31, 2007 1.........    $10.00       $ 0.06 5       $ 2.06         $ 2.12
INTERNATIONAL SMALL CAPITALIZATION FUND
  For the year ended March 31, 2007........    $20.74       $ 0.20         $ 3.82         $ 4.02
  For the year ended March 31, 2006........     16.73         0.08           4.89           4.97
  For the year ended March 31, 2005........     13.83         0.03 5         3.51           3.54
  For the year ended March 31, 2004........      7.87         0.03 5         6.01           6.04
  For the year ended March 31, 2003........      8.43         0.08 5        (0.57)         (0.49)

                                                    LESS DISTRIBUTIONS FROM
                                             -------------------------------------

                                                NET       NET REALIZED
                                             INVESTMENT     GAINS ON     RETURN OF     TOTAL
                                               INCOME     INVESTMENTS     CAPITAL    DIVIDENDS
                                             ----------   ------------   ---------   ---------
ADVISER SHARES
-------------------------------------------
U.S. SMALL CAPITALIZATION FUND
  For the year ended March 31, 2007........    $   --        $(1.63)      $   --      $(1.63)
  For the year ended March 31, 2006........        --         (1.86)          --       (1.86)
  For the year ended March 31, 2005........        --         (1.59)          --       (1.59)
  For the year ended March 31, 2004........     (0.02)        (0.20)          --       (0.22)
  For the year ended March 31, 2003........     (0.02)        (0.27)          --       (0.29)
INVESTOR SHARES
-------------------------------------------
U.S. LARGE CAPITALIZATION FUND
  For the year ended March 31, 2007........    $(0.05)       $(0.42)      $   --      $(0.47)
  For the year ended March 31, 2006........     (0.07)        (1.07)          --       (1.14)
  For the year ended March 31, 2005........     (0.07)        (0.09)          --       (0.16)
  For the year ended March 31, 2004........        --            --           --          --
  July 31, 2002 to March 31, 2003 1........        --            --           --          --
U.S. LARGE CAPITALIZATION GROWTH FUND
  For the year ended March 31, 2007........    $   --        $   --       $   --      $   --
  For the year ended March 31, 2006........        --            --           --          --
  For the year ended March 31, 2005........     (0.02)           --           --       (0.02)
  August 15, 2003 to March 31, 2004 1......     (0.04)           --           --       (0.04)
U.S. LARGE CAPITALIZATION VALUE FUND
  For the year ended March 31, 2007........    $(0.24)       $(0.49)      $   --      $(0.73)
  May 2, 2005 to March 31, 2006 1..........        --         (0.06)          --       (0.06)
U.S. DISCOVERY FUND
  For the year ended March 31, 2007........    $   --        $(0.48)      $   --      $(0.48)
  For the year ended March 31, 2006........        --         (0.16)       (0.17)      (0.33)
  For the year ended March 31, 2005........     (0.02)        (0.18)          --       (0.20)
  For the year ended March 31, 2004........        --         (0.12)          --       (0.12)
  For the year ended March 31, 2003........        --            --           --          --
U.S. SMALL CAPITALIZATION FUND
  For the year ended March 31, 2007........    $   --        $(1.63)      $   --      $(1.63)
  For the year ended March 31, 2006........        --         (1.86)          --       (1.86)
  For the year ended March 31, 2005........        --         (1.59)          --       (1.59)
  For the year ended March 31, 2004........     (0.02)        (0.20)          --       (0.22)
  For the year ended March 31, 2003........     (0.01)        (0.27)          --       (0.28)
INTERNATIONAL EQUITY FUND
  For the year ended March 31, 2007........    $(0.09)       $(0.25)      $   --      $(0.34)
  For the year ended March 31, 2006........     (0.08)           --           --       (0.08)
  For the year ended March 31, 2005........     (0.03)           --           --       (0.03)
  For the year ended March 31, 2004........     (0.08)           --           --       (0.08)
  For the year ended March 31, 2003........     (0.02)           --           --       (0.02)
INTERNATIONAL DISCOVERY FUND
  May 31, 2006 to March 31, 2007 1.........    $(0.06)       $(0.02)      $   --      $(0.08)
INTERNATIONAL SMALL CAPITALIZATION FUND
  For the year ended March 31, 2007........    $(0.30)       $(2.08)      $   --      $(2.38)
  For the year ended March 31, 2006........     (0.04)        (0.92)          --       (0.96)
  For the year ended March 31, 2005........     (0.02)        (0.62)          --       (0.64)
  For the year ended March 31, 2004........     (0.08)           --           --       (0.08)
  For the year ended March 31, 2003........     (0.09)           --           --       (0.09)


------------------------
1  From the commencement of operations.
2  Not annualized for periods less than one year.
3  Annualized for periods less than one year.

4 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


5  Calculated based on the average shares outstanding during the period.


6  Amount less than $0.005.


7 Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.


8 The ratio of net operating expenses for the Laudus U.S. Large Capitalization Fund would have been 1.29% if overdraft expenses had not been included.

Financial Statements--Financial Highlights continued

                                                              RATIOS/SUPPLEMENTAL DATA
                                        --------------------------------------------------------------------
                 NET ASSET              NET ASSETS,    NET INVESTMENT
                  VALUE,                  END OF       INCOME/(LOSS)         EXPENSES           EXPENSES
    REDEMPTION    END OF      TOTAL       PERIOD      NET OF WAIVERS/    BEFORE WAIVERS/    NET OF WAIVERS/
       FEES       PERIOD     RETURN 2     (000'S)     REIMBURSEMENTS 3   REIMBURSEMENTS 3   REIMBURSEMENTS 3
    ----------   ---------   --------   -----------   ----------------   ----------------   ----------------
      $  -- 6     $12.35        0.90%    $ 48,923          (0.14)%             1.20%              1.20%
         --        13.88       19.09       49,952          (0.24)              1.32               1.32
         -- 6      13.38        9.12       41,104          (0.01)              1.31               1.31
         -- 6      13.71       56.53       44,059           0.19               1.40               1.40
         --         8.91      (17.35)      25,973           0.07               1.54               1.40
      $  -- 6     $13.21       10.69%    $ 10,074           0.52%              1.38%              1.30%
         --        12.36       14.57       10,026           0.50               1.52               1.34
         --        11.81        9.22        2,786           0.69               1.58               1.35
         -- 6      10.96       31.89          590           0.24               1.51               1.25
         --         8.31       (6.42)         666           0.87               3.05               1.25
      $  -- 6     $ 9.83        5.36%    $  2,242          (0.01)%             1.43%              1.29%
         --         9.33       14.48        1,810          (0.12)              1.91               1.33
         -- 6       8.15        3.14        1,894           0.21               2.68               1.32
         -- 6       7.92       14.50        1,479           1.12               2.72               1.11
      $  --       $12.70       13.22%    $    540           0.90%              2.75%              1.29%
         --        11.87       19.33          145           1.31               2.78               0.96
      $  -- 6     $19.59        5.34%    $217,045          (0.21)%             1.35%              1.34%
         --        19.07       22.40      284,285          (0.20)              1.43               1.43
         -- 6      15.88        9.70       58,284          (0.30)              1.55               1.49
         -- 6      14.66       55.22        2,581           0.04               1.63               1.40
         --         9.53      (13.99)         104           0.20               6.18               1.40
      $  -- 6     $12.22        0.75%    $269,185          (0.25)%             1.30%              1.30%
         --        13.77       18.98      311,822          (0.33)              1.39               1.39
         -- 6      13.30        9.00      297,927          (0.15)              1.43               1.43
         -- 6      13.65       56.40      272,481           0.11               1.47               1.47
         --         8.88      (17.42)     136,293          (0.02)              1.63               1.49
      $  -- 6     $13.54       18.08%    $ 61,411           1.17%              1.71%              1.64%
         --        11.77       23.41       18,824           1.02               2.33               1.72
         -- 6       9.61       13.79       12,491           0.65               2.96               1.72
       0.02         8.47       53.61        2,881           0.45               4.46               1.59
       0.01         5.57      (20.73)          17           1.06               5.27               1.60
      $  -- 6     $12.04       21.62%    $ 51,572           0.75%              2.03%              1.64%
      $  -- 6     $22.38       20.35%    $882,163           0.87%              1.47%              1.47%
         --        20.74       30.48      804,340           0.42               1.60               1.60
         -- 6      16.73       26.16      355,766           0.20               1.88               1.83
         -- 6      13.83       76.91       82,780           0.28               2.18               1.75
       0.02         7.87       (5.53)      16,834           0.99               2.93               1.78

        RATIOS/SUPPLEMENTAL DATA
     ------------------------------

          EXPENSES        PORTFOLIO
      NET OF WAIVERS/     TURNOVER
     REIMBURSEMENTS 3,7    RATE 4
     ------------------   ---------
            1.20%           76.00%
            1.32            69.26
            1.31            68.09
            1.40            75.65
            1.40            70.83
            1.30% 8        144.21%
            1.33           144.32
            1.35           127.89
            1.25           141.50
            1.25           100.79
            1.29%           70.73%
            1.33            78.70
            1.32            77.81
            1.39           177.43
            1.29%          107.77%
            0.96            81.30
            1.34%           85.69%
            1.43            88.63
            1.49            62.60
            1.40            93.08
            1.40            98.65
            1.30%           76.00%
            1.39            69.26
            1.43            68.09
            1.47            75.65
            1.49            70.83
            1.64%           64.19%
            1.72            59.40
            1.72            52.06
            1.59           107.02
            1.60           138.85
            1.64%          105.81%
            1.47%           91.82%
            1.60           101.86
            1.83            59.70
            1.75           102.50
            1.78           129.34

                      (This page intentionally left blank)

                                                             (LAUDUS FUNDS LOGO)

                                                COMMAND PERFORMANCE(TM)

FOR MORE INFORMATION ABOUT THE FUNDS:

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides additional information about the Funds. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS:
Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You may review and copy, for a fee, the Trust's Annual and Semi-Annual Reports and the SAI in person at, or by writing to, the Public Reference Section of the Commission, Washington D.C. 20549-0102, or by electronic request via e-mail at the following address: publicinfo@sec.gov. Information on the operation of the Commission's Public Reference Room can be obtained by calling 1-202-551-8090. You may obtain reports and other information about the Funds for free from the EDGAR database on the Commission's website at http://www.sec.gov.


You may also obtain free copies of the SAI and the Annual and Semi-Annual Reports on the Funds' website at www.laudus.com. To request that a copy of the SAI and the Annual and Semi-Annual Reports be mailed to you, free of charge, or to request other information about the Funds or make shareholder inquiries, you may contact the Funds at:


Laudus Trust
P.O. Box 8032
Boston, Massachusetts 02266
1.866.452.8387 Institutional Shares
1.866.452.8387 Registered Investment Professionals
1.800.447.3332 Investor and Adviser Shares

Investment Company Act File No. 811-5547

REG26642-05 (07/2007)

PROSPECTUS
July 31, 2007
                                                             (LAUDUS FUNDS LOGO)

                                                 COMMAND PERFORMANCE(TM)


LAUDUS ROSENBERG LONG/SHORT EQUITY FUNDS

Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund Laudus Rosenberg Global Long/Short Equity Fund
Laudus Rosenberg Value Long/Short Equity Fund

ADVISER
Charles Schwab Investment Management, Inc.

SUBADVISER
AXA Rosenberg Investment Management LLC

The Securities and Exchange Commission has not approved or disapproved of the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime. Please see the inside front cover of this prospectus for important privacy policy information.

SHAREHOLDER SERVICES
1.866.452.8387 Institutional Shares
1.866.452.8387 Registered Investment Professionals
1.800.447.3332 Investor and Adviser Shares
WWW.LAUDUS.COM

LAUDUS FUNDS PRIVACY POLICY--A COMMITMENT TO YOUR PRIVACY
At the Laudus Rosenberg Funds ("Laudus") our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication.

Below, you will find details about Laudus' commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information.

Our privacy policy applies to all clients with whom we have a relationship and is also extended to each of our former clients.

YOUR PRIVACY IS NOT FOR SALE
Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

HOW WE COLLECT INFORMATION ABOUT YOU
We collect personal information about you in a number of ways.
- APPLICATION AND REGISTRATION INFORMATION.
We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, e-mail address, Social Security number, employment information and date of birth.
- ACCOUNT HISTORY.
Once you have opened an account with us, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.
- THIRD-PARTY INFORMATION PROVIDERS.
We may collect information about you from information services and consumer reporting agencies to verify your identity.

WEBSITE USAGE
When you visit our Website, our computer may use devices known as "cookies," graphic interchange format files (GIFs), or other similar Web tools to enhance your Web experience. These tools enable us to recognize you when you return to our site, to maintain your Web session while you browse, as well as help us provide you with a better, more personalized experience at Laudus.

HOW WE SHARE INFORMATION ABOUT YOU
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
- to help us process transactions for your account;
- when we use another company to provide services for us, such as printing and mailing your account statements;
- when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

STATE LAWS
We will comply with state laws that apply to the disclosure or use of information about you.

SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are contractually obligated to maintain strict confidentiality and are not permitted to transfer such information to a third party except as required by law or as permitted by law to enable them to perform the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards to protect personal information.

TEAMING UP AGAINST IDENTITY THEFT
Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Laudus takes steps to protect you from identity theft by:
- utilizing client identification and authentication procedures before initiating transactions;
- ensuring our employees are trained to safeguard personal information about you.
You can also help protect your identity and accounts. Here are a few steps to remember:
- Laudus will never request your account number, login password, or Social Security number in either a non-secure or unsolicited e-mail communication;
- shred documents that contain personal information;
- check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) or personal data.

GREATER ACCURACY MEANS BETTER PROTECTION
We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly by calling 1.800.447.3332.

A COMMITMENT TO KEEPING YOU INFORMED
We will provide you with advance notice of important changes to our information-sharing practices.

CONTACT US WITH QUESTIONS

If you have any questions or concerns, please contact us by email at clientcommunications@laudusfunds.com or call 1.800.447.3332.



This Privacy Policy is issued by Laudus Trust, on behalf of Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund.

                               TABLE OF CONTENTS


                                                                PAGE
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
SUMMARY OF PRINCIPAL RISKS..................................      2

LAUDUS ROSENBERG FUNDS

  U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND......      3
  GLOBAL LONG/SHORT EQUITY FUND.............................      6
  VALUE LONG/SHORT EQUITY FUND..............................     10

FEES AND EXPENSES...........................................     13

PRINCIPAL RISKS.............................................     15

MANAGEMENT OF THE FUNDS.....................................     17

MULTIPLE CLASSES............................................     18

PURCHASING SHARES...........................................     19

INDIVIDUAL RETIREMENT ACCOUNTS..............................     21

REDEEMING SHARES............................................     21

EXCHANGING AND CONVERTING SHARES............................     23

HOW THE TRUST PRICES SHARES OF THE FUNDS....................     24

DISTRIBUTIONS...............................................     24

TAXES.......................................................     24

DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION..............     25

FINANCIAL HIGHLIGHTS........................................     25

             INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
                         AND SUMMARY OF PRINCIPAL RISKS


The following is a description of the investment objectives and principal investment strategies of the:


     -  Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund
     -  Laudus Rosenberg Global Long/Short Equity Fund and
     -  Laudus Rosenberg Value Long/Short Equity Fund

(each, a "Fund" and, collectively, the "Funds"). Each of the Funds is a series of Laudus Trust (the "Trust"), an open-end management investment company offering multiple portfolios with different investment objectives and strategies. Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval. The Funds are advised by Charles Schwab Investment Management, Inc. ("CSIM" or the "Adviser"). AXA Rosenberg Investment Management LLC ("AXA Rosenberg" or the "Subadviser") acts as subadviser to the Funds.


This section also contains a summary of each Fund's principal risks. The principal risks of each Fund are identified and more fully discussed beginning on page 15. Please be sure to read this additional information BEFORE you invest.

     LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND

TICKER SYMBOLS
Investor Shares: RMNIX
Institutional Shares: SSMNX

INVESTMENT OBJECTIVE
The Fund seeks to increase the value of your investment through bull markets and bear markets using strategies that are designed to limit exposure to general equity market risk.

PRINCIPAL INVESTMENT STRATEGIES
The Fund attempts to achieve its investment objective by taking long positions in large and mid capitalization stocks principally traded in the markets of the United States that AXA Rosenberg has identified as undervalued and short positions in such stocks that it has identified as overvalued. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in U.S. large and mid capitalization equity securities. When AXA Rosenberg believes that a security is undervalued relative to its peers, it may buy the security for the Fund's long portfolio. When AXA Rosenberg believes that a security is overvalued relative to its peers, it may sell the security short by borrowing it from a third party and selling it at the then-current market price. AXA Rosenberg's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions on a continual basis. By taking long and short positions in different stocks that are approximately equal in value, the Fund attempts to limit the effect of general stock market movements on its performance.

The Fund may achieve a positive return if the securities in its long portfolio increase in value more than the securities underlying its short positions, each taken as a whole. Conversely, it is expected that the Fund will incur losses if the securities underlying its short positions increase in value more than the securities in its long portfolio. AXA Rosenberg will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio. It is currently expected that the long and short positions of the Fund will be invested primarily in the 500 largest capitalization stocks principally traded in the markets of the United States.

Under normal circumstances, AXA Rosenberg's stock selection models will result in the Fund's long and short positions being overweighted in different business sectors (as well as different industries within sectors). In other words, the Fund may take long positions in a sector of the market that are not offset by short positions in that sector, and vice versa. Consequently, the Fund may have net exposures to different industries and sectors of the market, thereby increasing risk and the opportunity for loss should the stocks in a particular industry or sector not perform as predicted by AXA Rosenberg's stock selection models. AXA Rosenberg selects sectors to overweight or underweight based on a bottom-up evaluation of the stocks within a sector. If the stock selection models find most stocks within a sector to be attractive, then AXA Rosenberg would tend to overweight that sector. If the stock selection models find most stocks within a sector to be unattractive, then AXA Rosenberg would tend to engage in more short sales with respect to issuers in that sector. AXA Rosenberg's model optimizer then weighs the potential gain of a position against the risk in having overweighted/underweighted industry exposures (in addition to other risk measures) and suggests trades to improve the return and risk characteristics of the portfolio.

AXA Rosenberg uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 19,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.

AXA Rosenberg attempts to moderate the effects on the Fund's performance of value and growth style swings in the broad market by applying a quantitative risk-control and portfolio optimization process. Of course, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

Investment Risk. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

Management Risk. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. Because AXA Rosenberg could make poor investment decisions about both the long and the short positions of the Fund, the Fund's potential losses may exceed those of conventional stock mutual funds that hold only long portfolios.

Market Risk. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that AXA Rosenberg will fail to construct a portfolio of long and short positions that has limited exposure to general U.S. stock market movements, capitalization ranges or other risk factors.

Risk of Short Sales. AXA Rosenberg may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because the Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

Large- and Mid-Size Company Risk. Many of the risks of this Fund are associated with its investments in the large and mid cap segments of the U.S. stock market. The stocks of both large- and mid-size companies tend to go in and out of favor based on market and economic conditions. However, stocks of mid cap companies tend to be more volatile than those of large cap companies because mid cap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. During a period when large and mid cap U.S. stocks fall behind other types of investments--bonds or stocks of small-size companies, for instance--the Fund's performance also will lag those investments.

Style Risk. Because AXA Rosenberg's risk control policy is not intended to yield a perfectly style-neutral portfolio, it is likely that the Fund's portfolio will exhibit a sensitivity to the value-growth cycle within the U.S. equity markets, meaning that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks.

Investments in Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 15.

PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.


YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                               YEARLY PERFORMANCE

                                  (BAR CHART)
ANNUAL RETURN (%)

              7.58%            11.18%   15.78%             4.19%   10.05%    6.75%
                      -9.74%                     -7.24%
              1999     2000     2001     2002     2003     2004     2005     2006


         CALENDAR YEAR

------------------------

+ For the period December 31, 2006 through June 30, 2007, the aggregate (non-annualized) total pre-tax return of Institutional Shares was 3.30%.


During all periods shown in the bar graph, the Fund's highest quarterly return was 17.02%, for the quarter ended 9/30/01, and its lowest quarterly return was -9.01%, for the quarter ended 12/31/01.

PERFORMANCE TABLE

This table shows how the Fund's performance compares with the returns on 3-month U.S. Treasury Bills.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2006)

                                                                                              SINCE             SINCE
                                                                                            INCEPTION         INCEPTION
                                                                                         OF INSTITUTIONAL    OF INVESTOR
                                                                PAST ONE    PAST FIVE         SHARES           SHARES
                                                                  YEAR        YEARS         (10/19/98)       (11/11/98)
                                                                --------    ---------    ----------------    -----------
Institutional Shares*
  Return Before Taxes.......................................      6.75%       5.62%            5.19%              --
  Return After Taxes on Distributions.......................      5.52%       5.28%            4.19%              --
  Return After Taxes on Distributions and Sale of Fund
    Shares..................................................      4.74%       4.70%            3.89%              --
Investor Shares.............................................      6.52%       5.31%              --             4.88%
3-Month U.S. Treasury Bills**...............................      5.06%       2.50%            3.39%            3.37%

------------------------
* After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
** Reflects no deduction for fees, expenses or taxes. U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

                 LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

TICKER SYMBOLS
Investor Shares: RMSIX
Institutional Shares: MSMNX

INVESTMENT OBJECTIVE
The Fund seeks to increase the value of your investment through bull markets and bear markets using strategies that are designed to limit exposure to general equity market risk.

PRINCIPAL INVESTMENT STRATEGIES
The Fund attempts to achieve its investment objective by taking long positions in stocks that AXA Rosenberg has identified as undervalued and short positions in stocks that it has identified as overvalued. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities.

There are no prescribed limits on the Fund's geographic asset distribution; it has the authority to invest in securities traded in the markets of any country in the world from time to time.


The Fund's global portfolio is constructed by combining various underlying regionally-focused long/short strategies, including strategies that focus on the U.S., Europe and Japan. When AXA Rosenberg believes that a security is undervalued relative to its peers, it may buy the security for the Fund's long portfolio. When AXA Rosenberg believes that a security is overvalued relative to its peers, it may sell the security short by borrowing it from a third party and selling it at the then-current market price. The Fund may emphasize the U.S. or only certain foreign markets at any particular time.



AXA Rosenberg's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions on a continual basis. By taking long and short positions in different stocks that are approximately equal in value, the Fund attempts to limit the effect on its performance of general stock market movements in each geographical region within which it invests.


The Fund may achieve a positive return if the securities in its long portfolio increase in value more than the securities underlying its short positions, each taken as a whole. Conversely, it is expected that the Fund will incur a loss if the securities underlying its short positions increase in value more than the securities in its long portfolio. AXA Rosenberg will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio.

Under normal circumstances, AXA Rosenberg's stock selection models will result in the Fund's long and short positions being overweighted in different business sectors (as well as different industries within sectors). In other words, the Fund may take long positions in a sector of the market that are not offset by short positions in that sector, and vice versa. Consequently, the Fund may have net exposures to different industries and sectors of the market, thereby increasing risk and the opportunity for loss should the stocks in a particular industry or sector not perform as predicted by AXA Rosenberg's stock selection models. AXA Rosenberg selects sectors to overweight or underweight based on a bottom-up evaluation of the stocks within a sector. If the stock selection models find most stocks within a sector to be attractive, then AXA Rosenberg would tend to overweight that sector. If the stock selection models find most stocks within a sector to be unattractive, then AXA Rosenberg would tend to engage in more short sales with respect to issuers in that sector. AXA Rosenberg's model optimizer then weighs the potential gain of a position against the risk in having overweighted/underweighted industry exposures (in addition to other risk measures) and suggests trades to improve the return and risk characteristics of the Fund's portfolio.

AXA Rosenberg uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries and countries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 19,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock. The Valuation Model analyzes European companies and Asian companies (other than Japanese companies) in a nearly global model (which includes the United States and Canada, but which excludes Japan), and Japanese companies in an independent national model, incorporating the various accounting standards that apply in different markets.

AXA Rosenberg attempts to moderate the effects on the Fund's performance of value and growth style swings in the broad market by applying a quantitative risk-control and portfolio optimization process. Of course, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

Investment Risk. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

Management Risk. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. Because AXA Rosenberg could make poor investment decisions about both the long and the short positions of the Fund, the Fund's potential losses may exceed those of conventional stock mutual funds that hold only long portfolios.

Market Risk. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that AXA Rosenberg will fail to construct a portfolio of long and short positions that has limited exposure to general global stock market movements, capitalization ranges or other risk factors.

Risk of Short Sales. AXA Rosenberg may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because the Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

Foreign Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Currency Risk. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Large-Size Company Risk. Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of mid- or small-size companies, for instance--the Fund's performance also will lag those investments.

Small and Mid-Size Company Risk. The Fund is subject to additional risk because it invests a portion of its assets in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small and mid cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of large-size companies, for instance--the Fund's performance also will lag those investments.

Style Risk. Because AXA Rosenberg's risk control policy is not intended to yield a perfectly style-neutral portfolio, it is likely that the Fund's portfolio will exhibit a sensitivity to the value-growth cycle within the U.S. equity markets, meaning that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks.

Investments in Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 15.


PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.


YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                               YEARLY PERFORMANCE

                                  (BAR CHART)
ANNUAL RETURN (%)

              3.92%   22.39%             0.00%    8.52%    3.20%
                               -3.80%
              2001     2002     2003     2004     2005     2006


         CALENDAR YEAR

------------------------

+ For the period December 31, 2006 through June 30, 2007, the aggregate (non-annualized) total pre-tax return of Institutional Shares was 1.24%.


During all periods shown in the bar graph, the Fund's highest quarterly return was 21.90%, for the quarter ended 9/30/01, and its lowest quarterly return was -11.77%, for the quarter ended 12/31/01.

PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns on 3-month U.S. Treasury Bills.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2006)

                                                                                              SINCE             SINCE
                                                                                            INCEPTION         INCEPTION
                                                                                         OF INSTITUTIONAL    OF INVESTOR
                                                                PAST ONE    PAST FIVE         SHARES           SHARES
                                                                  YEAR        YEARS         (9/29/00)         (8/23/01)
                                                                --------    ---------    ----------------    -----------
Institutional Shares*
  Return Before Taxes.......................................      3.20%       5.69%            4.68%              --
  Return After Taxes on Distributions.......................      2.85%       5.59%            4.18%              --
  Return After Taxes on Distributions and Sale of Fund
    Shares..................................................      2.58%       4.91%            3.76%              --
Investor Shares.............................................      2.90%       5.33%              --             4.34%
3-Month U.S. Treasury Bills**...............................      5.06%       2.50%            2.87%            2.56%

------------------------
* After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
** Reflects no deduction for fees, expenses or taxes. U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

                 LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

TICKER SYMBOLS
Investor Shares: BRMIX
Institutional Shares: BMNIX

INVESTMENT OBJECTIVE
The Fund seeks to increase the value of your investment through bull markets and bear markets using strategies that are designed to limit exposure to general equity market risk.

PRINCIPAL INVESTMENT STRATEGIES
The Fund attempts to achieve its objective by taking long positions in stocks of certain capitalization ranges (as described below) principally traded in the markets of the United States that AXA Rosenberg has identified as undervalued and short positions in such stocks that it has identified as overvalued. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities. When AXA Rosenberg believes that a security is undervalued relative to its peers, it may buy the security for the Fund's long portfolio. When AXA Rosenberg believes that a security is overvalued relative to its peers, it may sell the security short by borrowing it from a third party and selling it at the then-current market price. AXA Rosenberg's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions on a continual basis. By taking long and short positions in different stocks, the Fund attempts to limit the effect of general stock market movements on its performance.

The Fund may achieve a positive return if the securities in the Fund's long portfolio increase in value more than the securities underlying its short positions, each taken as a whole. Conversely, it is expected that the Fund will incur losses if the securities underlying its short positions increase in value more than the securities in its long portfolio. AXA Rosenberg will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio.


The Fund seeks to construct a diversified portfolio that has, in addition to limited exposure to the U.S. equity market risk generally, near neutral exposure to specific industries, specific capitalization ranges and certain other risk factors. It is currently expected that the long and short positions of the Fund will be invested in stocks of all capitalizations. Stocks of companies with relatively small market capitalizations tend to be less liquid and more volatile than stocks of companies with larger market capitalizations.


AXA Rosenberg uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other things, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.


AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 19,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.


The Valuation Model tends to identify stocks as attractive for purchase that have ratios of stock price-to-per share earnings and stock price-to-per share book value that are lower than those of other companies in the same industry. As these opportunities identified by the Valuation Model are typically strong among small cap stocks, the Fund will tend to show a "value" style or orientation. In addition, AXA Rosenberg attempts to moderate, although by no means eliminate, this value orientation by applying a quantitative risk-control and portfolio optimization process. Of course, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

Investment Risk. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

Management Risk. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. Because AXA Rosenberg could make poor investment decisions about both the long and the short positions of the Fund, the Fund's potential losses may exceed those of conventional stock mutual funds that hold only long portfolios.

Market Risk. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that AXA Rosenberg will fail to construct a portfolio of long and short positions that has limited exposure to general U.S. stock market movements, capitalization ranges or other risk factors.

Risk of Short Sales. AXA Rosenberg may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

Large-Size Company Risk. Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of mid- or small-size companies, for instance--the Fund's performance also will lag those investments.

Small and Mid-Size Company Risk. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small and mid cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of large-size companies, for instance--the Fund's performance also will lag those investments.

Style Risk. Because AXA Rosenberg's risk control policy is not intended to yield a perfectly style-neutral portfolio, it is likely that the Fund's portfolio will exhibit a sensitivity to the value-growth cycle within the U.S. equity markets, meaning that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks.

Investments in Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 15.

PERFORMANCE INFORMATION
The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.


YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES+

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                               YEARLY PERFORMANCE

                                  (BAR CHART)
ANNUAL RETURN (%)

                                        11.58%   28.31%             2.77%    6.52%    1.55%
             -0.71%   -11.41%  -3.61%                     -6.26%
              1998     1999     2000     2001     2002     2003     2004     2005     2006


         CALENDAR YEAR

------------------------

+ For the period December 31, 2006 through June 30, 2007, the aggregate (non-annualized) total pre-tax return of Institutional Shares was 2.96%.


During all periods shown in the bar graph, the Fund's highest quarterly return was 25.13%, for the quarter ended 9/30/01, and its lowest quarterly return was -12.12%, for the quarter ended 12/31/01.

PERFORMANCE TABLE
This table shows how the Fund's performance compares with the returns on 3-month U.S. Treasury Bills.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2006)


                                                                                              SINCE             SINCE
                                                                                            INCEPTION         INCEPTION
                                                                                         OF INSTITUTIONAL    OF INVESTOR
                                                                PAST ONE    PAST FIVE         SHARES           SHARES
                                                                  YEAR        YEARS         (12/16/97)       (12/18/97)
                                                                --------    ---------    ----------------    -----------
Institutional Shares*
  Return Before Taxes.......................................     1.55%        5.98%           2.60%               --
  Return After Taxes on Distributions.......................     0.85%        5.80%           1.83%               --
  Return After Taxes on Distributions and Sale of Fund
    Shares..................................................     1.12%        5.09%           1.72%               --
Investor Shares.............................................     1.25%        5.67%             --              2.28%
3-Month U.S. Treasury Bills**...............................     5.06%        2.50%           3.54%             3.54%


------------------------
* After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
** Reflects no deduction for fees, expenses or taxes. U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

                               FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.


LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY, GLOBAL LONG/SHORT EQUITY, AND VALUE LONG/SHORT EQUITY FUNDS


                                                                INSTITUTIONAL    INVESTOR
                                                                -------------    --------
SHAREHOLDER FEES (paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases............         N/A           N/A
Maximum Deferred Sales Charge (Load)........................         N/A           N/A
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends.................................................         N/A           N/A
Redemption Fee (charged only to shares redeemed or exchanged
  within 30 days of purchase) a.............................        2.00%         2.00%
Exchange Fee                                                         N/A           N/A

------------------------
a The Trust reserves the right, in its sole discretion, to waive this fee when, in its judgment, such waiver would be in the best interests of the Trust or the Fund. See "Redeeming Shares." The Fund charges no other redemption fees.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                               ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION                 INSTITUTIONAL    INVESTOR
LONG/SHORT EQUITY FUND                                         -------------    --------
Management Fees                                                    1.00%          1.00%
Distribution and Shareholder Service (12b-1) Fees                  None           0.25%
Other Expenses
  Dividend Expenses on Securities Sold Short                       1.44%          1.44%
  Remainder of Other Expenses                                      0.66%          0.77%
                                                                   ----          -----
Total                                                              2.10%          2.21%
                                                                   ----          -----
Total Annual Fund Operating Expenses                               3.10%          3.46%
Less Fee Waiver and/or Expense Reimbursement b                    (0.42%)        (0.48%)
                                                                   ----          -----
Net Expenses                                                       2.68%          2.98%
                                                                   ====          =====



                             EXAMPLE
-----------------------------------------------------------------
                         AFTER      AFTER      AFTER      AFTER
                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         ------    -------    -------    --------
Institutional             $271 b   $  876     $1,550      $3,351
Investor                  $301 b   $  971     $1,714      $3,673


------------------------
b Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Institutional and Investor classes when the operating expenses reach 1.24% and 1.54%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2009. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.

                               ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------------
                                                               INSTITUTIONAL    INVESTOR
LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND                 -------------    --------
Management Fees                                                    1.50%          1.50%
Distribution and Shareholder Service (12b-1) Fees                  None           0.25%
Other Expenses
  Dividend Expenses on Securities Sold Short                       1.43%          1.43%
  Remainder of Other Expenses                                      0.77%          0.88%
                                                                   ----          -----
Total                                                              2.20%          2.31%
                                                                   ----          -----
Total Annual Fund Operating Expenses                               3.70%          4.06%
Less Fee Waiver and/or Expense Reimbursement b                    (0.28%)        (0.34%)
                                                                   ----          -----
Net Expenses                                                       3.42%          3.72%
                                                                   ====          =====



                             EXAMPLE
-----------------------------------------------------------------
                         AFTER      AFTER      AFTER      AFTER
                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         ------    -------    -------    --------
Institutional             $345 b   $1,079     $1,863      $3,913
Investor                  $374 b   $1,172     $2,021      $4,213


------------------------
b Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Institutional and Investor classes when the operating expenses reach 1.99% and 2.29%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2009. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.


                               ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------------
                                                               INSTITUTIONAL    INVESTOR
LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND                  -------------    --------
Management Fees                                                    1.50%          1.50%
Distribution and Shareholder Service (12b-1) Fees                  None           0.25%
Other Expenses
  Dividend Expenses on Securities Sold Short                       1.33%          1.33%
  Remainder of Other Expenses                                      0.16%          0.24%
                                                                   ----           ----
Total                                                              1.49%          1.57%
                                                                   ----           ----
Total Annual Fund Operating Expenses b                             2.99%          3.32%



                             EXAMPLE
-----------------------------------------------------------------
                         AFTER      AFTER      AFTER      AFTER
                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         ------    -------    -------    --------
Institutional             $302     $  924     $1,572      $3,308
Investor                  $335     $1,021     $1,731      $3,613


------------------------
b Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Institutional and Investor classes when the operating expenses reach 1.74% and 2.04%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2009. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.

                                PRINCIPAL RISKS

The value of your investment in a Fund changes with the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a particular Fund's investments as a whole. Any Fund could be subject to additional risks because the types of investments made by the Funds can change over time.

PRINCIPAL RISKS BY FUND

                                                                      LARGE- OR     SMALL
                                                                      LARGE- AND    AND/OR
                                                          FOREIGN      MID-SIZE    MID-SIZE              RISK OF
                                            INVESTMENT   INVESTMENT    COMPANY     COMPANY    CURRENCY    SHORT    MANAGEMENT
                                               RISK         RISK         RISK        RISK       RISK      SALES       RISK
                                            ----------   ----------   ----------   --------   --------   -------   ----------
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/Short Equity Fund....     X                         X                                 X          X
Laudus Rosenberg Global Long/Short Equity
  Fund.....................................     X            X            X           X          X          X          X
Laudus Rosenberg Value Long/Short Equity
  Fund.....................................     X                         X           X                     X          X

                                                                RISK OF
                                                              INVESTMENTS
                                                              IN EXCHANGE-
                                             MARKET   STYLE      TRADED
                                              RISK    RISK       FUNDS
                                             ------   -----   ------------
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/Short Equity Fund....    X        X          X
Laudus Rosenberg Global Long/Short Equity
  Fund.....................................    X        X          X
Laudus Rosenberg Value Long/Short Equity
  Fund.....................................    X        X          X


Investment Risk. An investment in any of the Funds involves risks similar to those of investing in common stocks directly. Just as with common stocks, the value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting a Fund's portfolio. These types of risks may be greater with respect to investments in securities of foreign issuers. Investment in shares of the Funds is, like an investment in common stocks, more volatile and risky than some other forms of investment. Also, each of the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, the Laudus Rosenberg Value Long/Short Equity Fund and the Laudus Rosenberg Global Long/Short Equity Fund (collectively, the "Long/Short Funds") is subject to the risk that its long positions may decline in value at the same time that the market value of securities sold short increases, thereby increasing the magnitude of the loss that you may suffer on your investment as compared with more conventional stock mutual funds. This risk is significant for all Funds.


Foreign (Including European) Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates and exchange control regulations (including limitations on currency movements and exchanges) and will generally be greater for investments in less developed countries. A foreign government may expropriate or nationalize invested assets, or impose withholding taxes on dividend or interest payments. A Fund may be unable to obtain and enforce judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. This risk is particularly significant for the Laudus Rosenberg Global Long/Short Equity Fund.



Large or Large- and Mid-Size Company Risk. Stocks of both large- and mid-size companies tend to go in and out of favor based on market and economic conditions. However, stocks of mid cap companies tend to be more volatile than those of large cap companies because mid cap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. During a period when large and mid cap U.S. stocks fall behind other types of investments--bonds or stocks of small-size companies--a Fund's performance also will lag those investments. Large cap risk is particularly significant for the Laudus Rosenberg Global Long/Short Equity Fund and the Laudus Rosenberg Value Long/Short Equity Fund, and large-mid cap risk is particularly significant for the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund.



Small and/or Mid-Size Company Risk. Companies with small- or mid-sized market capitalizations may be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group. Typically, such companies have fewer securities outstanding, and their securities may be less liquid than securities of larger companies. Their common stock and other securities may trade less frequently and in limited volume and are generally more sensitive to purchase and sale transactions. Accordingly, the prices of such securities tend to be more volatile than the prices of the securities of companies with larger market capitalizations, or the absolute values of changes in the prices of the securities of these companies tend to be greater than those of larger, more established companies. In addition, small and mid cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of large-size companies, for instance--a Fund's performance also will lag those investments. This risk is particularly significant for the Laudus Rosenberg Value Long/Short Equity Fund and the Laudus Rosenberg Global Long/Short Equity Fund.


Currency Risk. Investments in securities denominated in and/or receiving revenues in foreign currencies (including the Euro) are subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in a Fund would be adversely affected. This risk is particularly significant for the Laudus Rosenberg Global Long/Short Equity Fund.


Risk of Short Sales. When AXA Rosenberg believes that a security is overvalued, it may cause one or more of the Long/Short Funds to sell the security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security at a later date so it can return the security to the lender. The Fund will incur a loss if the price of the borrowed security increases between the time the Fund sells it short and the time the Fund must replace it. No Fund can guarantee that it will be able to replace a security at any particular time or at an acceptable price.

While the Fund is short a security, it is always subject to the risk that the security's lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund must buy the replacement share immediately at the stock's then-current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security to close out the short position. The Fund's gain on a short sale, before transaction costs, is limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender (which cannot fall below zero). By contrast, its potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases, and that price may rise indefinitely. Short sales also involve other costs. To borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, costs and expenses it is required to pay in connection with the short sale. In addition, if the Fund enters into a short sale against the box, it may be a taxable event with respect to the shorted position.

Until a Long/Short Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian containing cash, U.S. Government securities, or other liquid securities. The amount deposited in the segregated account plus any amount held as collateral with a broker or other custodian will at least equal the current market value of the security sold short. Depending on the arrangements made with such broker or custodian, a Fund might not receive any payments (including interest) on collateral held with the broker or custodian. The assets used to cover the Fund's short sales will not be available to use for redemptions. No Long/ Short Fund will make a short sale if, after giving effect to the sale, the market value of all securities sold short would exceed 100% of the value of such Fund's net assets.


Management Risk. Each Fund is subject to management risk because it is an actively managed investment portfolio. This is the risk that AXA Rosenberg will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that they will produce the desired results. In some cases, certain investments may be unavailable or AXA Rosenberg may not choose certain investments under market conditions when, in retrospect, their use would have been beneficial to a particular Fund or Funds.



Each Long/Short Fund will lose money if AXA Rosenberg fails to purchase, sell or sell short different stocks such that the securities in the relevant Fund's long portfolio, in the aggregate, increase in value more than the securities underlying the Fund's short positions. Management risk is heightened for those Funds because AXA Rosenberg could make poor stock selections for both the long and the short portfolios. Also, AXA Rosenberg may fail to construct a portfolio for a Long/Short Fund that has limited exposure to general equity market risk or that has limited exposure to specific industries (in the case of the Laudus Rosenberg Value Long/Short Equity Fund), specific capitalization ranges and certain other risk factors.



Market Risk. Although each of the Long/Short Funds seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that AXA Rosenberg will fail to construct for any given Long/Short Fund a portfolio of long and short positions that has limited exposure to general stock market movements, capitalization or other risk factors.



Style Risk. For the Long/Short Funds, this is the risk that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks because AXA Rosenberg's risk control policy is not intended to yield a perfectly style-neutral portfolio.



Risk of Investments in Exchange-Traded Funds. The Funds may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

                            MANAGEMENT OF THE FUNDS

The Trust's Board of Trustees oversees the general conduct of the Trust and the Funds.

CSIM serves as the Funds' investment adviser and AXA Rosenberg serves as subadviser to the Funds.

In its capacity as subadviser, AXA Rosenberg provides day-to-day portfolio management services to the Funds, while, as adviser, CSIM supervises AXA Rosenberg and assumes other functions, including managing the Funds' other affairs and business, subject to the supervision of the Board of Trustees.

The Funds pay CSIM an advisory fee for these services on a monthly basis. CSIM--and not the Funds--pays a portion of the advisory fees it receives to AXA Rosenberg in return for its services.


The following table shows the advisory fees, after waivers and/or reimbursements, and/or recoupments, paid by the Funds to CSIM for the fiscal year ended March 31, 2007, and what percentage of the average daily net assets of each such Fund those fees represent.



                                                                PERCENTAGE OF AVERAGE
FUND                                                              DAILY NET ASSETS
----                                                            ---------------------
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
  Equity Fund...............................................            0.55%
Laudus Rosenberg Global Long/Short Equity Fund..............            1.27%
Laudus Rosenberg Value Long/Short Equity Fund...............            1.51%


As described in the "Annual Fund Operating Expenses" tables in the section entitled "Fees and Expenses," CSIM has entered into an Expense Limitation Agreement to reduce its management fees and bear certain expenses until July 30, 2009, to limit the total annual operating expenses of each Fund. Under that agreement, any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by each Fund to CSIM during the next two fiscal years to the extent that repayment will not cause the Fund's expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.

INVESTMENT ADVISER AND SUBADVISER

The investment adviser for the Funds is CSIM, 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, CSIM today serves as investment adviser for all of the Schwab Funds and Laudus Funds. As of June 30, 2007, CSIM managed 72 mutual funds and approximately $216 billion in assets.



AXA Rosenberg is the Funds' subadviser. AXA Rosenberg's address is 4 Orinda Way, Building E, Orinda, CA 94563. AXA Rosenberg provides investment advisory services to a number of institutional investors. As of June 30, 2007, AXA Rosenberg managed 11 mutual funds and approximately $140 billion in assets.



A discussion regarding the basis for the Board's approval of the Funds' investment advisory and subadvisory agreements is available in the Funds' semi-annual report dated September 30, 2006, which covers the period April 1, 2006 to September 30, 2006.


PORTFOLIO MANAGEMENT
Investment decisions arise from AXA Rosenberg's disciplined, systematic process, which combines proprietary expert systems and comprehensive databases to replicate the decisions financial experts might make in a perfect world. AXA Rosenberg's portfolio engineers research and monitor the portfolio's performance against the relevant benchmark and ensure compliance with the portfolio's objectives. The team of portfolio engineers, who are employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, are jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg's investment models and for the day-to-day portfolio management operations of the Funds.

Dr. William Ricks has been with AXA Rosenberg since 1989, where he has been the Chief Executive Officer and Chief Investment Officer for the past five years. He is responsible for overseeing the implementation of AXA Rosenberg's investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the implementation of AXA Rosenberg's investment strategies and the various aspects of AXA Rosenberg's investment process, including trading, operations, portfolio engineering and portfolio construction.

The Statement of Additional Information (the "SAI") provides additional information about Dr. Ricks' compensation, other accounts managed and ownership of securities in the Funds.

DISTRIBUTOR

Institutional Shares and Investor Shares of each Fund are offered on a continuous basis through the Trust's principal underwriter, ALPS Distributors, Inc. (the "Distributor"). The Distributor's principal offices are located at 1625 Broadway, Suite 2200, Denver, Colorado 80202.

Investor Class Shares of the Trust are subject to an annual distribution and shareholder service fee (a "Distribution and Shareholder Service Fee") of up to 0.25% of each Fund's Investor Shares' average daily net assets attributable thereto in accordance with a distributor and shareholder service plan (a "Distributor and Shareholder Service Plan") adopted by the Trustees pursuant to Rule 12b-1 under the 1940 Act. The Distribution and Shareholder Service Fee is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Investor Shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Investor Shares of the Trust. The Distribution and Shareholder Service Fee will not be retained by the Distributor but will instead be reallowed to financial intermediaries who provide these services. Any amount not reallowed to financial intermediaries will be waived or reimbursed to the applicable Fund. Although the Distributor acts as principal underwriter for Institutional Shares of the Funds, as noted below, the Funds pay no fees to the Distributor in connection with such shares under the Distribution and Shareholder Service Plan.


Expenses and services for which the Distributor or another intermediary or agent may be compensated include, without limitation, expenses (including overhead and telephone expenses) of, and compensation to, employees of the Distributor or of intermediaries who engage in distribution or servicing of Investor Shares, printing of prospectuses and reports for other than existing Investor Class shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Trust to such persons. The Distribution and Shareholder Service Plan is of the type known as a "compensation" plan. This means that the fees are payable to compensate the Distributor or intermediary for services rendered even if the amount paid exceeds the Distributor's or intermediary's expenses. Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.


CSIM may pay certain Intermediaries (as defined below) for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, CSIM may pay certain Intermediaries for providing distribution, marketing or promotional services. The payments described by this paragraph are not paid by the Funds or their shareholders and may be substantial.


                                MULTIPLE CLASSES


As indicated previously, the Funds offer two classes of shares in this Prospectus to investors, with eligibility for purchase depending on the amount invested in a particular Fund. The two classes of shares are Institutional Shares and Investor Shares. The following table sets forth basic investment and fee information for each class.



                                                                                                                   ANNUAL
                                                                                                                DISTRIBUTION
                                                                   MINIMUM                                          AND
                                                                 INITIAL FUND     SUBSEQUENT       ANNUAL       SHAREHOLDER
NAME OF CLASS                                                    INVESTMENT*      INVESTMENT*    SERVICE FEE    SERVICE FEE
-------------                                                   --------------    -----------    -----------    ------------
Institutional...............................................    $       50,000        None          None            None
Investor....................................................    $          100        None          None            0.25%


------------------------
* Certain exceptions apply. See "Institutional Shares" and "Investor Shares" below.

Please note that Intermediaries (as defined below) may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of Fund shares, including different initial, subsequent and maintenance investment requirements.

INSTITUTIONAL SHARES
Institutional Shares may be purchased by institutions such as endowments and foundations, plan sponsors of 401(a), 401(k), 457 and 403(b) benefit plans and individuals, including clients of investment advisers. In order to be eligible to purchase Institutional Shares, an investor must make an initial investment of at least $50,000 in the particular Fund. Investment advisers may aggregate investments across client accounts in order to reach this minimum investment requirement. In its sole discretion, CSIM may waive this minimum investment requirement. CSIM may waive this investment minimum for the benefit plans described above, for certain wrap accounts, and for accounts held through certain intermediaries. The minimum may also be waived for certain other investors, including trustees, officers and employees of Charles Schwab and AXA Rosenberg. Institutional Shares are sold without any initial or deferred sales charges and are not subject to any ongoing Distribution and Shareholder Service Fee.

INVESTOR SHARES

Investor Shares may be purchased by institutions, certain individual retirement accounts and individuals. In order to be eligible to purchase Investor Shares, an investor must make an initial investment of at least $100 in the particular Fund. In its sole discretion, CSIM may waive this minimum investment requirement. CSIM may waive this investment minimum for the benefit plans described above, and for accounts held through certain intermediaries, including those who have made arrangements with a Fund to offer shares to their clients as part of various asset allocation programs. The Trustees have authorized the Trust to reimburse, out of the Investor Class assets of the Fund, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Investor Class shares of a Fund an amount up to 0.15% of the average daily net assets of that class on an annual basis. In addition, as described below, the Distribution and Shareholder Service Plan that the Trust has adopted for Investor Shares permits the Trust to reimburse, out of the Investor Class assets of a Fund, in an amount up to 0.25% of the average daily net assets of that class on an annual basis, financial intermediaries that provide services in connection with the distribution of Investor Class shares of the Fund (see "Management of the Trust--Distributor").


GENERAL

Shares of the Funds may be sold to corporations or other institutions such as trusts, foundations, broker-dealers or other intermediaries purchasing for the accounts of others (collectively, "Intermediaries"). Investors purchasing and redeeming shares of the Funds through an Intermediary may be charged a transaction-based fee or other fee for the services provided by the Intermediary. Each such Intermediary is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions with respect to purchases and redemptions of Fund shares. Customers of Intermediaries should read this Prospectus in light of the terms governing accounts with their particular organization.

                               PURCHASING SHARES

The offering price for shares of each Fund is the net asset value per share next determined after receipt of a purchase order. See "How the Trust Prices Shares of the Funds."

If you place an order through an Intermediary, please consult with that Intermediary to determine when your order will be executed. You receive either the share price next calculated after your Intermediary has received your order, if the Intermediary has such an arrangement with a Fund, or the share price next calculated after a Fund receives your order from your Intermediary. Some Intermediaries may require your orders prior to a specified cut-off time. Investors may be charged an additional fee by their Intermediary if they effect transactions through such persons.

If you deal directly with an Intermediary, you will have to follow the Intermediary's procedures for transacting with the Funds. For more information about how to purchase, sell, convert or exchange Fund shares through your Intermediary, you should contact your Intermediary directly.


INITIAL INVESTMENTS BY WIRE

Subject to acceptance by the Trust, shares of the Funds may be purchased by wiring federal funds. Please first contact the Trust at 1-800-447-3332 for complete wiring instructions. Notification must be given to the Trust at 1-800-447-3332 prior to the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) on the wire date. Federal funds purchases will be accepted only on a day on which the Trust, the Distributor and the Custodian are all open for business. A completed Account Application must be faxed to the Trust on the day the wire is sent and must also be overnighted to the Trust at Laudus Trust, c/o Boston Financial Data Services, Inc., P.O. Box 8032, Boston, Massachusetts 02266. Please call 1-800-447-3332 for details. Please note the minimum initial investment requirements for each class as set forth above under "Multiple Classes."

INITIAL INVESTMENTS BY MAIL
Subject to acceptance by the Trust, an account may be opened by completing and signing an Account Application and mailing it, along with a check for the purchase amount, to Laudus Trust, P.O. Box 8032, Boston, Massachusetts 02266.

The Fund(s) to be purchased should be specified on the Account Application. In all cases, subject to acceptance by the Trust, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of a Fund next determined after receipt, even though the check may not yet have been converted into federal funds. Please note the minimum initial investment requirements for each class as set forth above under "Multiple Classes."

ADDITIONAL INVESTMENTS
Additional cash investments may be made at any time by mailing a check to the Trust at the address noted under "Initial Investments by Mail" (payable to Laudus Trust) or by wiring federal funds as noted under "Initial Investments by Wire." Notification must be given at 1-800-447-3332 or to the appropriate broker-dealer prior to the close of the NYSE (generally 4:00 p.m., Eastern time) on the wire date. Please note each class' minimum additional investment requirements as set forth above under "Multiple Classes." In its sole discretion, CSIM may waive the minimum additional investment requirements.

INVESTMENTS IN-KIND (INSTITUTIONAL SHARES)
Institutional Shares may be purchased in exchange for common stocks on deposit at The Depository Trust Company ("DTC") or by a combination of such common stocks and cash. Purchase of Institutional Shares of a Fund in exchange for stocks is subject in each case to CSIM's and AXA Rosenberg's determination that the stocks to be exchanged are acceptable. Securities accepted in exchange for Fund shares will be valued as set forth under "How the Trust Prices Shares of the Funds" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. Generally, the exchange of common stocks for Institutional Shares will be a taxable event for federal income tax purposes, which will trigger gain or loss to an investor subject to federal income taxation, measured by the difference between the value of the Institutional Shares received and the investor's basis in the securities tendered. Accordingly, you should consult your tax adviser before making such an in-kind purchase.

A Fund will not accept securities in exchange for Fund shares unless: (i) CSIM and AXA Rosenberg believe the securities are appropriate investments for the Fund; (ii) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (iii) the securities may be acquired under the Fund's investment restrictions.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or Intermediaries. When you open your account through your financial institution or Intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or Intermediary to identify you. This information is subject to verification by the financial institution or Intermediary to ensure the identity of all persons opening an account.

Your financial institution or Intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or Intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or Intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or Intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing a Fund to hold excess levels of cash.


The Funds are intended to be long-term investment vehicles and are not designed for investors who engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). In order to prevent short-term trading, the Board of Trustees has adopted policies and procedures intended to discourage frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds seek to prevent excessive purchases and sales or exchanges of Fund shares by engaging the Funds' transfer agent to provide reports to the Funds of transactional activity in amounts and frequency determined by the Funds to be significant to a Fund and in a pattern of activity that could potentially be detrimental to a Fund. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account. Judgments with respect to implementation of the Funds' policy are made in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders.


The Funds may also defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the Funds through such intermediary. The Funds will defer to an intermediary's policies only after the Funds determine that the intermediary's frequent trading policies adequately protect Fund shareholders. Transactions by Fund shareholders investing through such intermediaries will be subject to the restrictions of the intermediary's frequent trading policies, which may differ from those of the

Funds. Shareholders should consult with their intermediaries to determine the frequent trading restrictions that apply to their Fund transactions.

Despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

In addition, certain Intermediaries may be unable or unwilling to effectively enforce the Funds' trading or exchange restrictions. The Funds will monitor trading activity coming from such Intermediaries and take reasonable steps to seek cooperation from any Intermediary through which the Funds believe short-term trading activity is taking place.

The Funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason. In addition, the Funds reserve the right to modify this policy, including any surveillance or account restriction procedures established from time to time to effectuate this policy, at any time without notice.

OTHER PURCHASE INFORMATION
An eligible shareholder may also participate in the Laudus Funds Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account or an account at a broker or other Intermediary and invests it in Investor Shares of one or more of the Funds through the use of electronic funds transfers. Investors may commence their participation in this program by making a minimum initial investment that satisfies the minimum investment amount for Investor Shares and may elect to make subsequent investments by transfers of a minimum of $50 into their established Fund account. Intermediaries may establish different minimum subsequent transaction amounts. You should contact the Trust or your Intermediary for more information about the Laudus Funds Automatic Investment Program.

For purposes of calculating the purchase price of Fund shares, a purchase order is received by the Trust on the day that it is in "good order" unless it is rejected by the Transfer Agent. For a cash purchase order of Fund shares to be in "good order" on a particular day, a check or money wire must be received on or before the close of the NYSE (generally 4:00 p.m., Eastern time) on that day. If the payment is received by the Trust after the deadline, the purchase price of Fund shares will be based upon the next determination of net asset value of Fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler's checks or money orders will be accepted. In the case of a purchase in-kind of Institutional Shares, such purchase order will be rejected if the investor's securities are not placed on deposit at DTC prior to 10:00 a.m., Eastern time.

The Trust reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject purchase orders when, in its judgment, such suspension or rejection would be in the best interests of the Trust or a Fund. The Trust discourages market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee. You may be subject to a fee of 2% if you redeem or exchange your shares within 30 days of purchase. See "Redeeming Shares." Purchases of each Fund's shares may be made in full or in fractional shares of such Fund (calculated to three decimal places). In the interest of economy and convenience, certificates for shares will not be issued.


A note on mailing procedures: If two or more members of a household own the Funds, we economize on Fund expenses by sending only one financial report and prospectus. If you need additional copies or do not want your mailings to be "householded", please call the Trust at 1-800-447-3332 or write to the Trust.


                         INDIVIDUAL RETIREMENT ACCOUNTS

Investor Shares of the Funds may be used to fund individual retirement accounts ("IRAs"). The minimum initial investment for an IRA is $100. A special application must be completed in order to create such an account.

Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs, call the Trust at 1-800-447-3332.

                                REDEEMING SHARES

Shares of the Funds may be redeemed by mail, or, if authorized by an investor in an Account Application, by telephone. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the particular Fund at the time of the redemption and on any expenses and charges attributable thereto. CSIM may waive the application of the short-term redemption fee, discussed above in the "Purchasing Shares" section, for 401(a), 401(k), 457 and 403(b) retirement plans, as well as for certain wrap accounts.

As noted above in the "Purchasing Shares" section, if you deal directly with an Intermediary, you should contact your Intermediary for more information about how to redeem Fund shares.

BY MAIL
The Trust will redeem its shares at the net asset value per share next determined after the request is received in "good order." See "How the Trust Prices Shares of the Funds." Requests should be addressed to Laudus Trust, P.O. Box 8032, Boston, Massachusetts 02266.

To be in "good order," a request must include the following documentation:

     (a) a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;
     (b) any required signature guarantees; and
     (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES
To protect shareholder accounts, the Trust and the Transfer Agent from fraud, signature guarantees may be required to enable the Trust to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for: (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address,
(2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the Transfer Agent. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. Shareholders may contact the Trust at 1-800-447-3332 for further details.

BY TELEPHONE
Provided the telephone redemption option has been authorized by an investor in an Account Application, a redemption of shares may be requested by calling the Trust at 1-800-447-3332 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the telephone redemption option or the telephone exchange option (as described below) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and the shareholder, not the Trust or the Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Payments on telephone redemptions will be suspended for a period typically expected not to exceed 10 business days following a telephonic address change.

SYSTEMATIC WITHDRAWAL PLAN
An owner of $12,000 or more of shares of a Fund may elect to have periodic redemptions made from the investor's account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. The Trust will normally redeem a sufficient number of shares to make the scheduled redemption payments on a date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

EARLY REDEMPTIONS AND MARKET TIMING
Shares redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the Funds, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Such fee will be paid to the Funds. The Trust reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the best interests of the Trust or a Fund. The Trust may waive the redemption fee for retirement plans, wrap accounts, charitable giving funds, unregistered separate accounts and registered investment companies. While the Funds discourage mutual fund market timing and maintain procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated.

FURTHER REDEMPTION INFORMATION
The Trust will not make payment on redemptions of shares purchased by check until payment of the purchase price has been collected, which may take up to fifteen days after purchase. Shareholders can avoid this delay by utilizing the wire purchase option.

The Funds reserve the right to redeem your shares in-kind in accordance with the Funds' procedures and applicable regulatory requirements. If CSIM determines that it would not be in the best interests of the remaining shareholders of a Fund to make a redemption payment wholly or partly in cash, such Fund may instead pay the redemption price in whole or in part by a distribution in-kind of readily marketable securities held by such Fund. The Trust may commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000, or (ii) one percent of the net asset value of such Fund at the beginning of such period. Securities used to redeem Fund shares in-kind will be valued in accordance with the Funds' procedures for valuation described under "How the Trust Prices Shares of the Funds." Securities distributed by a Fund in-kind will be selected by AXA Rosenberg, under CSIM's supervision, in light of each Fund's objective and generally will be a pro rata distribution of each security held in a Fund's portfolio. Investors may incur brokerage charges on the sale of any securities received in payment of redemptions.

The Trust reserves the right to delay settlement for redemptions received in good order for up to seven days. The Trust may suspend the right of redemption and may postpone payment for a reasonable period when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission ("SEC"), during periods when trading on the NYSE is restricted or during an emergency declared by the SEC which makes it impracticable for the Funds to dispose of their securities or to determine the value of their net assets fairly, or during any other period permitted by the SEC for the protection of investors.

                        EXCHANGING AND CONVERTING SHARES

As noted above in the "Purchasing Shares" section, if you deal directly with an Intermediary, you should contact your Intermediary for more information about how to exchange or convert Fund shares. Upon request, and subject to certain limitations, shares of a Fund, including any class of shares, may be exchanged or converted into shares of any other Fund of the Trust, or class of shares. In order to convert your shares to another class of shares, you must satisfy the minimum requirements for the new class of shares. If you deal directly with an Intermediary, please contact your Intermediary to learn more about conversion limitations that may apply. All other investors should contact the Trust at 1-800-447-3332. Although the Trust has no current intention of terminating or modifying either the exchange or conversion privileges, it reserves the right to do so at any time. A conversion of your shares for shares of another Laudus Fund is taxable as a sale of a security on which a gain or loss may be recognized. An exchange between classes within a Fund is not generally reported as a taxable event. Shareholders should receive written confirmation of an exchange or conversion within a few days of the completion of the transaction. A new account opened by exchange or conversion must be established with the same name(s), address(es) and social security number(s) as the existing account. All exchanges and conversions will be made based on the respective net asset values next determined following receipt of the request by the Funds containing the information indicated below.


Shareholders of the Funds will not be permitted to exchange any shares for shares of the Laudus Rosenberg International Small Capitalization Fund. Shareholders of the Funds will not be permitted to exchange any of their shares for shares of the Laudus Rosenberg U.S. Discovery Fund or the Laudus Rosenberg U.S. Small Capitalization Fund unless such shareholders are also existing shareholders of the Laudus Rosenberg U.S. Discovery Fund or the Laudus Rosenberg U.S. Small Capitalization Fund. These Funds of the Trust are offered by separate prospectus. Shareholders should obtain and read the prospectus for the Fund into which you are exchanging prior to placing your order.


EXCHANGE AND CONVERSION BY MAIL
To exchange or convert Fund shares by mail, shareholders should simply send a letter of instruction to the Trust. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged or converted; (c) the Fund from and the Fund into which the exchange or conversion is to be made; (d) the dollar or share amount to be exchanged or converted; and
(e) the signatures of all registered owners or authorized parties.

EXCHANGE AND CONVERSION BY TELEPHONE
To exchange or convert Fund shares by telephone, to ask questions about the exchange or conversion privileges or to learn about what conditions and limitations may apply to the exchange and conversion privileges, shareholders may call the Trust at 1-800-447-3332. If you wish to exchange or convert shares, please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged or converted; (c) the name of the Fund from which and the Fund into which the exchange or conversion is to be made; and (d) the dollar or share amount to be exchanged or converted. Telephone exchanges or conversions are available only if the shareholder so indicates by checking the "yes" box on the Account Application. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

The Trust reserves the right to suspend or terminate the privilege of exchanging or converting shares of the Fund by mail or by telephone at any time.

                    HOW THE TRUST PRICES SHARES OF THE FUNDS

The Funds are open for business each day that the NYSE is open. The Funds calculate their share price each business day as of the close of the NYSE (generally 4:00 p.m. Eastern time). A Fund's share price is its net asset value per share, or NAV, which is the Fund's net assets divided by the number of its outstanding shares. Purchases and redemptions will be effected at the NAV next determined after a Fund receives a purchase or redemption request in good order.

In valuing its securities, the Trust uses the current market value if one is readily available. Securities held by a Fund for which market prices are not readily available or for which the Adviser deems the market price to be unreliable are valued in accordance with fair value procedures established by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. Shareholders should be aware that because foreign markets are often open on weekends and other days when the Funds are closed, the value of the Funds' portfolios may change on days when it is not possible to buy or sell shares of the Funds.

                                 DISTRIBUTIONS

Each Fund intends to pay out as dividends substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards). Each Fund's policy is to declare and pay distributions of its dividends and interest annually although it may do so more frequently as determined by the Trustees of the Trust. Each Fund's policy is to distribute net short-term capital gains and net long-term gains annually, although it may do so more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations.

All dividends and/or distributions will be paid out in the form of additional shares of the relevant Fund to which the dividends and/or distributions relate at net asset value unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the Account Application or by writing to the Trust.

If you elect to receive distributions in cash and checks are returned and marked as "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

                                     TAXES


PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES.


Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Each Fund will notify its shareholders as to what portion of Fund distributions are designated as qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares for longer.


Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2010.

Each Fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.


A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund's return on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions. If more than 50% of a Fund's assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the Fund may (and the Laudus Rosenberg Global Long/Short Equity Fund intends to) elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.


To the extent such investments are permissible for a Fund, the Fund's short sales and transactions in options, futures contracts, hedging transactions, forward contracts, equity swap contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund's use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions. The foregoing is a general summary of the federal income tax consequences of investing in a Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in a Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

                 DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION

The Funds may make various types of portfolio securities information available to shareholders. Information regarding the Funds' policy and procedures on the disclosure of portfolio securities information is available in the SAI. In addition, shareholders can learn more about the availability of portfolio securities information by calling the Funds at 1-800-447-3332.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, is included in the Trust's Annual Report, which is available upon request.

Financial Statements

Financial Highlights as of 3/31/07

                                                                   INVESTMENT ACTIVITIES
                                                          ----------------------------------------
                                              NET ASSET      NET        NET REALIZED
                                               VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                              BEGINNING    INCOME/     GAINS (LOSSES)   INVESTMENT
                                              OF PERIOD     (LOSS)     ON INVESTMENTS   ACTIVITIES
                                              ---------   ----------   --------------   ----------
INSTITUTIONAL SHARES
-------------------------------------------
U.S. LARGE/MID CAPITALIZATION LONG/SHORT
  EQUITY FUND
  For the year ended March 31, 2007........    $12.08       $ 0.60         $   -- 4       $ 0.60
  For the year ended March 31, 2006........     11.44         0.25           0.58           0.83
  For the year ended March 31, 2005........     10.80        (0.01) 5        0.65           0.64
  For the year ended March 31, 2004........     11.51        (0.06) 5       (0.65)         (0.71)
  For the year ended March 31, 2003........     10.22           -- 4,5       1.31           1.31
GLOBAL LONG/SHORT EQUITY FUND
  For the year ended March 31, 2007........    $12.31       $ 0.15 5       $ 0.06         $ 0.21
  For the year ended March 31, 2006........     11.62         0.05 5         0.75           0.80
  For the year ended March 31, 2005........     11.30        (0.12) 5        0.44           0.32
  For the year ended March 31, 2004........     11.87        (0.12) 5       (0.45)         (0.57)
  For the year ended March 31, 2003........     10.15        (0.03) 5        1.73           1.70
VALUE LONG/SHORT EQUITY FUND
  For the year ended March 31, 2007........    $10.66       $ 0.24         $ 0.09         $ 0.33
  For the year ended March 31, 2006........     10.51         0.16 5         0.09           0.25
  For the year ended March 31, 2005........      9.87        (0.03) 5        0.67           0.64
  For the year ended March 31, 2004........     10.48        (0.05) 5       (0.56)         (0.61)
  For the year ended March 31, 2003........      8.96        (0.02) 5        1.54           1.52
INVESTOR SHARES
-------------------------------------------
U.S. LARGE/MID CAPITALIZATION LONG/SHORT
  EQUITY FUND
  For the year ended March 31, 2007........    $12.12       $ 0.50         $ 0.05         $ 0.55
  For the year ended March 31, 2006........     11.46         0.22           0.59           0.81
  For the year ended March 31, 2005........     10.86        (0.04) 5        0.64           0.60
  For the year ended March 31, 2004........     11.61        (0.10) 5       (0.65)         (0.75)
  For the year ended March 31, 2003........     10.34        (0.05) 5        1.33           1.28
GLOBAL LONG/SHORT EQUITY FUND
  For the year ended March 31, 2007........    $12.16       $ 0.12 5       $ 0.05         $ 0.17
  For the year ended March 31, 2006........     11.49         0.01 5         0.74           0.75
  For the year ended March 31, 2005........     11.21        (0.17) 5        0.43           0.26
  For the year ended March 31, 2004........     11.81        (0.17) 5       (0.43)         (0.60)
  For the year ended March 31, 2003........     10.13        (0.09) 5        1.75           1.66
VALUE LONG/SHORT EQUITY FUND
  For the year ended March 31, 2007........    $10.55       $ 0.26         $ 0.03         $ 0.29
  For the year ended March 31, 2006........     10.41         0.12 5         0.10           0.22
  For the year ended March 31, 2005........      9.81        (0.06) 5        0.66           0.60
  For the year ended March 31, 2004........     10.43        (0.09) 5       (0.53)         (0.62)
  For the year ended March 31, 2003........      8.95        (0.05) 5        1.53           1.48

                                                    LESS DISTRIBUTIONS FROM
                                             -------------------------------------

                                                NET       NET REALIZED
                                             INVESTMENT     GAINS ON     RETURN OF     TOTAL
                                               INCOME     INVESTMENTS     CAPITAL    DIVIDENDS
                                             ----------   ------------   ---------   ---------
INSTITUTIONAL SHARES
-------------------------------------------
U.S. LARGE/MID CAPITALIZATION LONG/SHORT
  EQUITY FUND
  For the year ended March 31, 2007........    $(0.54)       $   --       $   --      $(0.54)
  For the year ended March 31, 2006........     (0.19)           --           --       (0.19)
  For the year ended March 31, 2005........        --            --           --          --
  For the year ended March 31, 2004........        --            --           --          --
  For the year ended March 31, 2003........     (0.03)           --           --       (0.03)
GLOBAL LONG/SHORT EQUITY FUND
  For the year ended March 31, 2007........    $(0.29)       $   --       $   --      $(0.29)
  For the year ended March 31, 2006........     (0.11)           --           --       (0.11)
  For the year ended March 31, 2005........        --            --           --          --
  For the year ended March 31, 2004........        --            --           --          --
  For the year ended March 31, 2003........        --            --           --          --
VALUE LONG/SHORT EQUITY FUND
  For the year ended March 31, 2007........    $(0.24)       $   --       $   --      $(0.24)
  For the year ended March 31, 2006........     (0.10)           --           --       (0.10)
  For the year ended March 31, 2005........        --            --           --          --
  For the year ended March 31, 2004........        --            --           --          --
  For the year ended March 31, 2003........        --            --           --          --
INVESTOR SHARES
-------------------------------------------
U.S. LARGE/MID CAPITALIZATION LONG/SHORT
  EQUITY FUND
  For the year ended March 31, 2007........    $(0.49)       $   --       $   --      $(0.49)
  For the year ended March 31, 2006........     (0.15)           --           --       (0.15)
  For the year ended March 31, 2005........        --            --           --          --
  For the year ended March 31, 2004........        --            --           --          --
  For the year ended March 31, 2003........     (0.02)           --           --       (0.02)
GLOBAL LONG/SHORT EQUITY FUND
  For the year ended March 31, 2007........    $(0.21)       $   --       $   --      $(0.21)
  For the year ended March 31, 2006........     (0.08)           --           --       (0.08)
  For the year ended March 31, 2005........        --            --           --          --
  For the year ended March 31, 2004........        --            --           --          --
  For the year ended March 31, 2003........        --            --           --          --
VALUE LONG/SHORT EQUITY FUND
  For the year ended March 31, 2007........    $(0.21)       $   --       $   --      $(0.21)
  For the year ended March 31, 2006........     (0.08)           --           --       (0.08)
  For the year ended March 31, 2005........        --            --           --          --
  For the year ended March 31, 2004........        --            --           --          --
  For the year ended March 31, 2003........        --            --           --          --


------------------------

1  Includes interest expense and dividend expense on securities sold short.


2 Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.


3 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


4  Amount less than $0.005.


5  Calculated based on the average shares outstanding during the period.


6 The ratios of Expenses before Waivers/Reimbursements and Expenses Net of Waivers/Reimbursements have been adjusted from 3.57% and 2.78%, respectively, to more appropriately reflect expenses incurred for the period.

Financial Statements--Financial Highlights continued

                                                            RATIOS/SUPPLEMENTAL DATA
                                       -------------------------------------------------------------------
                 NET ASSET             NET ASSETS,   NET INVESTMENT
                  VALUE,                 END OF       INCOME/(LOSS)        EXPENSES       EXPENSES NET OF
    REDEMPTION    END OF      TOTAL      PERIOD      NET OF WAIVERS/   BEFORE WAIVERS/        WAIVERS/
       FEES       PERIOD     RETURN      (000'S)     REIMBURSEMENTS    REIMBURSEMENTS 1   REIMBURSEMENTS 1
    ----------   ---------   -------   -----------   ---------------   ----------------   ----------------
      $  -- 4     $12.14       4.98%    $ 10,176           3.68%             3.07%              2.67%
         --        12.08       7.29       19,512           2.50              3.01               2.71
         -- 4      11.44       5.93       12,312          (0.13)             3.23               2.94
         -- 4      10.80      (6.17)      20,404          (0.57)             3.22               2.82
       0.01        11.51      12.90       26,736           0.01              3.59               2.67
      $  -- 4     $12.23       1.77%    $ 17,005           1.27%             3.68%              3.40%
         --        12.31       6.91       28,279           0.42              3.31               3.06
         --        11.62       2.83       15,140          (1.04)             4.38               3.82
         -- 4      11.30      (4.80)      12,527          (1.11)             3.69 6             2.91 6
       0.02        11.87      16.95       13,491          (0.28)             4.04               2.50
      $  -- 4     $10.75       3.19%    $260,596           2.70%             2.99%              2.99%
         --        10.66       2.41      189,254           1.51              2.89               2.89
         -- 4      10.51       6.48      102,974          (0.28)             3.04               2.98
         -- 4       9.87      (5.82)      95,541          (0.46)             2.88               2.77
         --        10.48      16.96       92,356          (0.15)             2.72               2.42
      $0.01       $12.19       4.68%    $  9,148           3.40%             3.46%              2.98%
         --        12.12       7.09       11,755           2.14              3.31               3.02
         -- 4      11.46       5.52       12,824          (0.33)             3.55               3.26
         -- 4      10.86      (6.46)       8,693          (0.93)             3.51               3.12
       0.01        11.61      12.49       16,251          (0.45)             3.91               3.07
      $  -- 4     $12.12       1.45%    $  3,655           0.98%             4.04%              3.78%
         --        12.16       6.58       10,859           0.10              3.68               3.41
       0.02        11.49       2.50        6,094          (1.57)             4.80               4.27
         -- 4      11.21      (5.08)       8,533          (1.50)             4.01 6             3.23 6
       0.02        11.81      16.58        9,474          (0.80)             4.42               2.92
      $  -- 4     $10.63       2.81%    $ 64,400           2.41%             3.28%              3.28%
         --        10.55       2.08       63,036           1.17              3.22               3.22
         -- 4      10.41       6.12       34,930          (0.55)             3.37               3.30
         -- 4       9.81      (5.94)      34,081          (0.90)             3.18               3.06
         --        10.43      16.54       38,473          (0.43)             2.97               2.69

       RATIOS/SUPPLEMENTAL DATA
     ----------------------------

     EXPENSES NET OF    PORTFOLIO
         WAIVERS/       TURNOVER
     REIMBURSEMENTS 2    RATE 3
     ----------------   ---------
           1.24%         168.86%
           1.24          212.62
           1.24          180.14
           1.25          189.35
           1.25          185.66
           1.99%         233.95%
           1.99          178.43
           1.99          152.24
           1.81          175.85
           1.50          189.09
           1.66%         139.74%
           1.74          121.80
           1.74          111.19
           1.75           76.36
           1.74          209.95
           1.54%         168.86%
           1.59          212.62
           1.61          180.14
           1.55          189.35
           1.54          185.66
           2.29%         233.95%
           2.29          178.43
           2.34          152.24
           2.14          175.85
           1.80          189.09
           1.99%         139.74%
           2.06          121.80
           2.06          111.19
           2.05           76.36
           2.02          209.95

                      (This page intentionally left blank)

                                                             (LAUDUS FUNDS LOGO)

                                                COMMAND PERFORMANCE(TM)

FOR MORE INFORMATION ABOUT THE FUNDS:

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides additional information about the Funds. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS:
Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You may review and copy, for a fee, the Trust's Annual and Semi-Annual Reports and the SAI in person at, or by writing to, the Public Reference Section of the Commission, Washington D.C. 20549-0102, or by electronic request via e-mail at the following address: publicinfo@sec.gov. Information on the operation of the Commission's Public Reference Room can be obtained by calling 1-202-551-8090. You may obtain reports and other information about the Funds for free from the EDGAR database on the Commission's website at http://www.sec.gov.


You may also obtain free copies of the SAI and the Annual and Semi-Annual Reports on the Funds' website at www.laudus.com. To request that a copy of the SAI and the Annual and Semi-Annual Reports be mailed to you, free of charge, or to request other information about the Funds or make shareholder inquiries, you may contact the Funds at:


Laudus Trust
P.O. Box 8032
Boston, Massachusetts 02266
1.866.452.8387 Institutional Shares
1.866.452.8387 Registered Investment Professionals

1.800.447.3332 Investor Shares


Investment Company Act File No. 811-5547

REG38651-00 (07/2007)

                 LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
             LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND
              LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND
                      LAUDUS ROSENBERG U.S. DISCOVERY FUND
                            (Closed to new investors)
                 LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
                            (Closed to new investors)
                   LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
            LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
                         (Closed effective May 31, 2007)
                  LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND
                 LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
                             LONG/SHORT EQUITY FUND
                 LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
                  LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND



                       STATEMENT OF ADDITIONAL INFORMATION



                                  JULY 31, 2007



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated July 31, 2007 of the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund (closed to new investors), Laudus Rosenberg U.S. Small Capitalization Fund (closed to new investors), Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund (closed effective May 31, 2007), Laudus Rosenberg International Discovery Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund (each a "Fund" and, collectively, the "Funds"), as amended or supplemented from time to time (the "Prospectus") and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Laudus Trust (the "Trust"), P. O. Box 8032, Boston, Massachusetts 02266.



     The Report of the Independent Registered Public Accounting Firm and financial statements of the Funds included in the Trust's Annual Report for the period ended March 31, 2007 (the "Annual Report") are incorporated herein by reference to such Annual Report. A copy of the Trust's Annual Report is available without charge upon request. You can get a copy of the Annual Report by contacting the Funds at: 1.866.452.8387 (for Institutional Shares),
1.800.447.3332 (for Investor and Adviser Shares) or 1.866.452.8387 (for Registered Investment Professionals).


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                                TABLE OF CONTENTS


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INVESTMENT OBJECTIVES AND POLICIES.......................................      1

PORTFOLIO TURNOVER.......................................................      8

INVESTMENT RESTRICTIONS..................................................     10

INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS..........................     12

MANAGEMENT OF THE FUNDS..................................................     15

INVESTMENT ADVISORY AND OTHER SERVICES...................................     24

PORTFOLIO TRANSACTIONS...................................................     43

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES.........................     47

DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION...........................     58

DETERMINATION OF NET ASSET VALUE.........................................     59

PURCHASE AND REDEMPTION OF SHARES........................................     60

FINANCIAL STATEMENTS.....................................................     60

APPENDIX A - PROXY VOTING POLICIES.......................................    A-1
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                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective and policies of each of the Funds of the Trust are described in the Prospectus under the headings "Investment Objectives, Principal Investment Strategies and Summary of Principal Risks" and "Principal Risks."

     The Funds have the flexibility to invest, within limits, in a variety of instruments designed to enhance their investment capabilities. The following is an additional description of certain investments of the Funds.

     Certain Holdings of the Funds (All Funds). To meet redemption requests or for investment purposes, each of the Funds may temporarily hold a portion of its assets in full faith and credit obligations of the United States Government (e.g., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (specifically, rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's")) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined to be of comparable quality to any of the foregoing.

     In connection with these holdings, each of the Funds may be subject to interest rate risk and credit risk. Interest rate risk is the risk that changes in interest rates will adversely affect the value of a Fund's debt securities. Debt securities constitute obligations of an issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of such securities to decline. Even the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk.

     Credit risk is the risk that the issuer or the guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. As noted above, however, the Funds will hold debt securities only of issuers with high credit ratings.


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     Index Futures (All Funds). An index futures contract (an "Index Future") is a contract to buy or sell an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant index at a given time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index Future. Index Futures can be traded through all major commodity brokers. A Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in an Index Future. A Fund will realize a loss if the value of an Index Future declines between the time the Fund purchases it and the time it sells it and may realize a gain if the value of the Index Future rises between such dates.

     In connection with a Fund's investment in common stocks, each Fund may invest in Index Futures while AXA Rosenberg Investment Management LLC ("AXA Rosenberg") seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. A Fund may also invest in Index Futures when AXA Rosenberg believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund, pending investment in such stocks when they do become available. Through the use of Index Futures, a Fund may maintain a portfolio with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a Fund to avoid potential market and liquidity issues. A Fund may also use Index Futures in order to hedge its equity positions.

     In contrast to purchases of a common stock, no price is paid or received by a Fund upon the purchase of a futures contract. Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the particular index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market."

     A Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and the futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, with respect to the Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, the Laudus Rosenberg International Discovery Fund and the Laudus Rosenberg Global Long/Short Equity Fund, trading hours for Index Futures may not correspond perfectly to hours of trading on the Tokyo Stock Exchange. This may result in a disparity


                                        2

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between the price of Index Futures and the value of the underlying index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

     A Fund's use of Index Futures involves other risks. Positions in Index Futures may be closed out by a Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Futures contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such events, it may not be possible for a Fund to close its futures contract purchase, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.

     Further, the ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time.


     A Fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission ("CFTC") licenses and regulates or foreign exchanges. Consistent with CFTC regulations, the Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. In addition to margin deposits, when a Fund purchases an Index Future, it may segregate cash, U.S. Government securities or other high grade liquid securities with its Custodian in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.


     Foreign Currency Transactions. The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg International Discovery Fund and the Laudus Rosenberg Global Long/Short Equity Fund (collectively, the "International Equity Portfolios") do not currently intend to hedge the foreign currency risk associated with investments in securities denominated in foreign currencies. However, the Funds reserve the right to buy or sell foreign currencies or to deal in forward foreign currency contracts (that is, to agree to buy or sell a specified currency at a specified price and future date) to hedge against possible variations in foreign exchange rates pending the settlement of securities transactions. The Funds also reserve the right to purchase currency futures contracts and related options thereon for similar purposes. By entering into a futures or forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. For example, if AXA Rosenberg anticipates that the value of the yen will rise relative to the U.S. dollar, a Fund could purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against a currency-related increase in the price of yen-denominated securities such Fund intends to purchase. If AXA Rosenberg anticipates a fall in the value of the yen relative to the dollar, a Fund could sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If the International Equity Portfolios change their present intention and decide to utilize hedging strategies, futures contracts and related options will be used only as a hedge against anticipated currency rate changes (not for investment purposes) and all options on currency futures written by a Fund will be covered. These practices, if utilized, may present risks different from, or in addition to, the risks associated with investments in foreign currencies.


                                        3

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     Currency Forward Contracts (The International Equity Portfolios). A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts traded in the interbank market are negotiated directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     Currency Futures Transactions (The International Equity Portfolios). A currency futures contract sale creates an obligation by the seller to deliver the amount of currency called for in the contract in a specified delivery month for a stated price. A currency futures contract purchase creates an obligation by the purchaser to take delivery of the underlying amount of currency in a specified delivery month at a stated price. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

     Although futures contracts by their terms call for actual delivery or acceptance, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

     Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.

     The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

     The Funds will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination


                                        4

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of the foregoing. Set forth below is a description of methods of providing cover that the Funds currently expect to employ, subject to applicable exchange and regulatory requirements. If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

     A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, U.S. Government securities, or other high-grade liquid debt obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with its custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

     In the case of put options on currency futures written by a Fund, the Fund will hold the aggregate exercise price in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the Fund in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures sold by a Fund falls below 100% of the market value of the put options written by the Fund, the Fund will so segregate an amount of cash, U.S. Government securities, or other high-grade liquid debt obligations equal in value to the difference.

     A Fund may not enter into currency futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on currency futures contracts exceeds 5% of the market value of the Fund's total assets.

     Limitations on the Use of Currency Futures Contracts (The International Equity Portfolios). A Fund's ability to engage in the currency futures transactions described above will depend on the availability of liquid markets in such instruments. Markets in currency futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of currency futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in such transactions may be limited by tax considerations.

     Risk Factors in Currency Futures Transactions (The International Equity Portfolios). Investment in currency futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the currency being hedged. The hedge will not be fully effective where there is such an imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged currency if the volatility of the hedged currency is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged currency is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

     The successful use of transactions in futures and related options also depends on the ability of AXA Rosenberg to forecast correctly the direction and extent of exchange rate and stock price movements within a


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given time frame. It is impossible to forecast precisely what the market value of securities a Fund anticipates buying will be at the expiration or maturity of a currency forward or futures contract. Accordingly, in cases where a Fund seeks to protect against an increase in value of the currency in which the securities are denominated through a foreign currency transaction, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such currency purchase) if the market value of the securities to be purchased is less than the amount of foreign currency the Fund contracted to purchase. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the value of the securities purchased. When a Fund purchases forward or futures contracts (or options thereon) to hedge against a possible increase in the price of the currency in which the securities the Fund anticipates purchasing are denominated, it is possible that the market may instead decline. If a Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the forward or futures contract that is not offset by a reduction in the price of the securities purchased. As a result, a Fund's total return for such period may be less than if it had not engaged in the forward or futures transaction.

     Foreign currency transactions that are intended to hedge the value of securities a Fund contemplates purchasing do not eliminate fluctuations in the underlying prices of those securities. Rather, such currency transactions simply establish a rate of exchange which can be used at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a change in the value of the currency involved, they tend to limit any potential gain that might result from the increase in the value of such currency.

     The amount of risk a Fund assumes when it purchases an option on a currency futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The liquidity of a secondary market in a currency futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

     A Fund's ability to engage in currency forward and futures transactions may be limited by tax considerations.

     Short Sales. The Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, the Laudus Rosenberg Global Long/Short Equity Fund and the Laudus Rosenberg Value Long/Short Equity Fund (collectively, the "Long/Short Funds") will seek to realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.


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     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.

     Repurchase Agreements (All Funds). Each Fund may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. There is a risk, therefore, that the seller will fail to honor its repurchase obligation. In such event, the relevant Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including
(a) possible declines in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto, and (b) inability to enforce rights and the expenses involved in attempted enforcement.

     Loans of Portfolio Securities (All Funds). Each Fund may lend some or all of its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by Charles Schwab Investment Management, Inc. ("CSIM" or the "Adviser") to be of relatively high credit standing.

     Illiquid Securities (All Funds). Each Fund may invest in "illiquid securities," defined as securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued such securities, so long as no more than 15% of the Fund's net assets would be invested in such illiquid securities after giving effect to the purchase. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Fund may be forced to sell them at a discount from the last offer price.


     Foreign Investments by the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund. Although they invest primarily in securities principally traded in U.S. markets, these Funds may occasionally

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invest in and, in the case of the Laudus Rosenberg U.S. Large/Mid Capitalization
Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund, engage in short sales with respect to stocks of foreign companies that trade on U.S. markets. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including currency blockage). A Fund may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

     American Depository Receipts (All Funds). Each Fund may invest in American Depository Receipts, or ADRs, which are U.S. dollar-denominated securities for foreign companies that are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. Each Fund may purchase foreign securities directly, as well as through ADRs.

     Exchange-Traded Funds (All Funds). Pursuant to an exemptive order issued by the Securities and Exchange Commission (the "SEC") to iShares and procedures approved by the Funds' Board of Trustees, each Fund may invest in iShares not to exceed 25% of the Fund's total assets, provided that the Fund has described exchange-traded fund investments in its Prospectus and otherwise complies with the conditions of the exemptive order and any other applicable investment limitations.


     Notice For Changes In Certain Investment Policies. Each of the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg International Discovery Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund will give 60 days' notice to its shareholders prior to altering its respective policy to invest, under normal circumstances, 80% of its assets in U.S. Large Capitalization Companies, U.S. Large Capitalization Companies, U.S. Large Capitalization Companies, U.S. Small/Mid Capitalization Companies, U.S. Small Capitalization Companies, securities of large foreign companies, International Small Capitalization Companies, equity securities in developed international and emerging markets, U.S. large and mid capitalization equity securities, equity securities and equity securities, respectively. For these purposes, "assets" means the respective Fund's net assets, plus the amount of any borrowings for investment purposes.


     Notice on Shareholder Approval. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the Funds may be changed without shareholder approval.

                               PORTFOLIO TURNOVER


     A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by a Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. Portfolio turnover of the past two fiscal years for each fund was as follows:

Fund                                     2007      2006
----                                    ------    ------
Laudus Rosenberg U.S. Large
   Capitalization Fund                  144.21%   144.32%

Laudus Rosenberg U.S. Large
   Capitalization Growth Fund            70.73%    78.70%

Laudus Rosenberg U.S. Large
   Capitalization Value Fund            107.77%    81.30%*

Laudus Rosenberg U.S. Discovery Fund     85.69%    88.63%

Laudus Rosenberg U.S. Small
   Capitalization Fund                   76.00%    69.26%

Laudus Rosenberg International Equity
   Fund                                  64.19%    59.40%

Laudus Rosenberg International Small
   Capitalization Fund                   91.82%   133.82%

Laudus Rosenberg U.S. Large/Mid
   Capitalization Long/Short Equity
   Fund                                 168.86%   212.62%

Laudus Rosenberg Global Long/Short
   Equity Fund                          233.95%   178.43%

Laudus Rosenberg Value Long/Short
   Equity Fund                          139.74%   121.80%

Laudus Rosenberg International
   Discovery Fund                       105.81%**   N/A



* From commencement of the Laudus Rosenberg U.S. Large Capitalization Value Fund's operations, May 2, 2005, to the period ended March 31, 2006.

** From commencement of the Laudus Rosenberg International Discovery Fund's operations, May 31, 2006, to the period ended March 31, 2007.


     As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and could involve realization of capital gains that would be taxable when distributed to shareholders of a Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.

                             INVESTMENT RESTRICTIONS

     Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such
Fund:

     (1) Borrow money in excess of 10% (33 1/3% for the Laudus Rosenberg U.S. Large Capitalization Value Fund) of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes or for payments of variation margin. Such borrowings will be repaid before any additional investments are purchased. Short sales and related borrowings of securities are not subject to this restriction.

          In the case of the Laudus Rosenberg International Discovery Fund, it will not borrow money, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% (33 1/3% for the Laudus Rosenberg U.S. Large Capitalization Value Fund) of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. Collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.)

          In the case of the Laudus Rosenberg International Discovery Fund, it will not pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

     (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

     (4) Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of a Fund's net assets would be
     (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

     (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

     (7) Concentrate more than 25% of the value of its total assets in any one industry.

     (8) Invest in securities of other investment companies, except to the extent permitted by the 1940 Act, or by an exemptive order issued by the SEC.

     (9) Purchase or sell commodities or commodity contracts except that each of the Funds may purchase and sell stock index and other financial futures contracts and options thereon.

     (10) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Funds' portfolio securities.

     (11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; short sales permitted by restriction
     (4) above; any collateral arrangements with respect to short sales, swaps, options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, futures contracts or options on futures contracts.)

     (12) With respect to 75% of its total assets, invest in a security if, as a result of such investment, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     Notwithstanding the latitude permitted by Restriction 9 above, the Funds have no current intention of purchasing interest rate futures.

     In addition, it is a fundamental policy of the Laudus Rosenberg U.S. Small Capitalization Fund, which may not be changed without shareholder approval, that at least 65% of the Fund's total assets will be invested in U.S. Small Capitalization Companies.

     It is contrary to the present policy of each of the Funds, which may be changed by the Trustees of the Trust without shareholder approval, to:

          (a) Invest in warrants or rights (other than warrants or rights acquired by a Fund as a part of a unit or attached to securities at the time of purchase).

          (b) Write, purchase or sell options on particular securities (as opposed to market indices).

          (c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

          (d) Make investments for the purpose of exercising control of a company's management.

          (e) Invest in (a) securities which at the time of investment are not readily marketable and (b) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in such securities.

     Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Regardless of such policy, if any Fund borrows an amount such that the asset coverage of its borrowing is less than 300%, then, within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe through rules and regulations, such Fund will reduce the amount of its borrowings so that asset coverage is at least 300%.

     The phrase "shareholder approval," as used in the Prospectus and herein, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or the Trust, as the case may be, or (2) 67% or more of the shares of a Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                 INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     This discussion of federal income tax consequences is based on Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transaction contemplated herein.

     The tax status of the Funds and the distributions which they may make are summarized in the Prospectus under the headings "Distributions" and "Taxes." Each Fund intends to qualify each year as a regulated investment company ("RIC") under the Code. In order to qualify as a RIC and to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs or other securities limited generally with respect to any one issuer to a value not more than 5% of the value of the total assets of such Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, of two or more issuers of which the Fund owns at least 20% of the voting power of each issuer and that are engaged in the same, similar, or related businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent a Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     If a Fund fails to qualify as a RIC accorded special tax treatment in any taxable year, the Fund will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Subject to certain limitations, such distributions should qualify for the dividends received deduction for corporate shareholders and for the lower tax rates applicable to qualified dividend income for individual shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

     In order to avoid an excise tax imposed on certain underdistributed amounts, a Fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31 (or later if the Fund is permitted and so elects), and
(iii) 100% of any undistributed income from prior years. A dividend paid to shareholders by a Fund in January of a year is generally deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

     Each International Equity Portfolio may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on such Funds' investments, but, as discussed in such Funds' Prospectus, may in some situations be taken as either a deduction or a credit by U.S. shareholders. Investment by each Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from, or on the sale of its investment in, such a company. Such a tax cannot be eliminated by making distributions to Fund shareholders. A Fund may avoid this tax by making an election to mark certain of such securities to the market annually. Alternatively, where it is in a position to do so, a Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case different rules will apply, although the Funds generally do not expect to be in the position to make such elections.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The dividends-received deduction for corporations will generally be available to corporate shareholders with respect to their receipt of a Fund's dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.

     For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date),
(2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States), or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

     If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

     Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2010.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

     Certain tax-exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

     Under current law, each Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has underreported income in the past or fails to provide certain certifications. However, the general back up withholding rules set forth above will not apply to a shareholder so long as the shareholder furnishes a Fund with the appropriate certification required by the Internal Revenue Service. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate reductions will be 31% for amounts paid after December 31, 2010.

     In order for a foreign investor to qualify for exemption from (or reduced rates for) back up withholding tax under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers in this regard.

     To the extent such investments are permissible for a particular Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and certain foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Certain transactions effectively insulating a Fund from substantially all risk of loss and all opportunity for gain in an appreciated financial position are treated as constructive sales of those positions for federal income tax purposes. Short sales, swap contracts, and forward or futures contracts to sell the appreciated position, or one or more other transactions that have substantially the same effect as those transactions as determined under regulations, are treated as "constructive sales" for this purpose. A Fund that owns an appreciated financial position that enters into such a transaction generally recognizes gain for tax purposes prior to the generation of cash by such activities, which may require the Fund to sell assets to meet its distribution requirement.

     THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF AN INVESTMENT IN ANY OF THE FUNDS, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED, AND SHOULD NOT BE CONSIDERED, TO BE A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                             MANAGEMENT OF THE FUNDS

     Portfolio Management. A team of personnel employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, is jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg's investment models and the day-to-day portfolio management operations of the Funds. Dr. William Ricks has overall responsibility for the implementation of AXA Rosenberg's investment strategies.

     Compensation. AXA Rosenberg compensates Dr. Ricks for his management of the Funds. His compensation consists of a fixed annual salary, a subjective annual bonus, as well as deferred compensation.

     AXA Rosenberg's investment professionals' total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including AXA Rosenberg's overall profitability. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Among the factors included in this annual assessment are: (i) contribution to business results and overall business strategy; (ii) success of marketing/business development efforts and client servicing; and (iii) the relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance). Furthermore, an investment professional's seniority/length of service with the firm and management and supervisory responsibilities are relevant to compensation decisions.

     Ownership of Fund Shares. As of the end of the Funds' most recently completed fiscal year, Dr. Ricks owned shares in the following Funds:

                                                                        DOLLAR RANGE OF EQUITY
FUND                                                                    SECURITIES IN THE FUND
----                                                                    ----------------------
Laudus Rosenberg Large Capitalization Fund                                        $0
Laudus Rosenberg Large Capitalization Growth Fund                                 $0
Laudus Rosenberg Large Capitalization Value Fund                                  $0
Laudus Rosenberg U.S. Discovery Fund                                       $100,001-$500,000
Laudus Rosenberg U.S. Small Capitalization Fund                            $100,001-$500,000
Laudus Rosenberg International Equity Fund                                        $0
Laudus Rosenberg International Small Capitalization Fund                   $100,001-$600,000
Laudus Rosenberg International Discovery Fund                                     $0
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund             $0
Laudus Rosenberg Global Long/Short Fund                                           $0
Laudus Rosenberg Value Long/Short Fund                                            $0



     Other Accounts. As of March 31, 2007, in addition to the Funds, Dr. Ricks was responsible for the day-to-day management of certain other accounts, as follows:



                                                        OTHER POOLED INVESTMENT
                                                               VEHICLES
                            REGISTERED INVESTMENT         (INCLUDES SEPARATE
                                  COMPANIES                  ACCOUNTS AND
                            (INCLUDING THE FUNDS)            HEDGE FUNDS)                 OTHER ACCOUNTS
                         --------------------------   --------------------------   ---------------------------
                         NUMBER OF                    NUMBER OF                    NUMBER OF
                          ACCOUNTS    TOTAL ASSETS     ACCOUNTS    TOTAL ASSETS     ACCOUNTS     TOTAL ASSETS
                         ---------   --------------   ---------   --------------   ---------   ---------------
Other Accounts Managed       20      $5,470,428,939       13      $2,657,908,617      135      $22,402,717,123
   by Dr. Ricks

Other Accounts Upon           8      $1,784,600,512        1      $   13,428,127       33      $ 8,481,737,810
   Which a
   Performance-Based
   Advisory Fee is
   Calculated


     Conflicts of Interest. AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures and disclosures that it believes are reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds, and allocating investment opportunities. Employees are subject to the above-mentioned policies and oversight to help ensure that all of its clients are treated fairly.

     Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account (including the Funds), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager, the adviser or the subadviser has a greater financial incentive, such as a performance fee account. AXA Rosenberg believes it has adopted policies and procedures that are reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

     Dr. Ricks' management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives to the Funds, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds. AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. Additionally, AXA Rosenberg believes that it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

     Knowledge of the Timing and Size of Fund Trades. As discussed above, AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. A potential conflict of interest may arise as a result of Dr. Ricks' access to information regarding the size, timing, and possible market impact of Fund trades. It is theoretically possible that he could use this information to the advantage of other accounts he manages and to the possible detriment of the Funds. However, AXA Rosenberg believes that its investment approach and policies and procedures are reasonably designed to allocate investment opportunities on a fair and equitable basis over time to prevent such actions.

     Investment Opportunities. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may arise as a result of Dr. Ricks' management of the Funds and other accounts which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the Funds, especially where AXA Rosenberg receives, or expects to receive, greater compensation from its management of the other accounts than the Funds. It is AXA Rosenberg's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AXA Rosenberg believes that it has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

     Laudus Trust. The Trustees oversee the general conduct of the Funds' business. Certain information concerning the Trustees is set forth below.


                                                                NUMBER OF
NAME, ADDRESS(1) AND YEAR OF                                  PORTFOLIOS IN
BIRTH; (TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S)      FUND COMPLEX
LENGTH OF TIME SERVED(2))         DURING PAST FIVE YEARS         OVERSEEN     OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------------   ----------------------------   -------------   ------------------------------------
INDEPENDENT TRUSTEES:

Mariann Byerwalter (3)         Chairman of JDN Corporate      72(4)           BOARD 1 - Director, Redwood Trust,
1960                           Advisory LLC.                                  Inc. (mortgage finance).
(1/04-present)
                                                                              BOARD 2 - Director, PMI Group, Inc.
                                                                              (mortgage insurance).

                                                                NUMBER OF
NAME, ADDRESS(1) AND YEAR OF                                  PORTFOLIOS IN
BIRTH; (TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S)      FUND COMPLEX
LENGTH OF TIME SERVED(2))         DURING PAST FIVE YEARS         OVERSEEN     OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------------   ----------------------------   -------------   ------------------------------------
William A. Hasler (3)          Dean Emeritus of the Haas      72(4)           BOARD 1 - Director, Mission West
1941                           School of Business at the                      Properties (commercial real estate).
(1/04-present)                 University of California,
                               Berkeley.  Until February                      BOARD 2 - Director, TOUSA (home
                               2004, Co-Chief Executive                       building).
                               Officer, Aphton Corporation
                               (bio-pharmaceuticals).                         BOARD 3 - Director, Stratex-Harris
                                                                              Networks (network equipment).

                                                                              BOARD 4 - Director, Genitope Corp.
                                                                              (bio-pharmaceuticals).

                                                                              BOARD 5 - Director & Non-Executive
                                                                              Chairman, Solectron Corporation
                                                                              (manufacturing).

                                                                              BOARD 6 - Director, Ditech
                                                                              Communications Corporation (voice
                                                                              communications technology).

Nils H. Hakansson (3)          Sylvan C. Coleman Professor    11(5)
1937                           of Finance and Accounting,
(3/90-present)                 Emeritus, Haas School of
                               Business, University of
                               California, Berkeley (since
                               2003). Sylvan C. Coleman
                               Professor of Finance and
                               Accounting, Haas School of
                               Business, University of
                               California, Berkeley (July
                               1977-January 2003).

INTERESTED TRUSTEES:

Randall W. Merk                Executive Vice President,      72(4)
1954                           Charles Schwab & Co., Inc.
(6/06-present)(6)              (2002 - present); President,
                               Investment Management
                               Services, Charles Schwab &
                               Co., Inc. (2002 - present);
                               Director, Charles Schwab
                               Asset Management (Ireland)
                               Limited; Director, Charles
                               Schwab Bank, N.A. (since
                               2006).  Prior to September
                               2002, President and Chief
                               Investment Officer,
                               American Century

                                                                NUMBER OF
NAME, ADDRESS(1) AND YEAR OF                                  PORTFOLIOS IN
BIRTH; (TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S)      FUND COMPLEX
LENGTH OF TIME SERVED(2))         DURING PAST FIVE YEARS         OVERSEEN     OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------------   ----------------------------   -------------   ------------------------------------
                               Investment Management, and
                               Director, American Century
                               Companies, Inc.


----------
(1) The mailing address of each of the Trustees is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.


(2) Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Laudus Funds retirement policy requires that each Independent Trustee retire no later than December 31st of the year during which he or she reaches 72 years of age.


(3)  Member of the Audit Committee.


(4) This number includes all registered investment companies included in the Fund Complex (Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, and Schwab Capital Trust). As of June 30, 2007, the Schwab Mutual Fund Complex consisted of 72 funds.



(5) This number includes all registered investment companies included in the Laudus Funds (Laudus Trust), each of which is part of the Fund Complex. As of June 30, 2007, the Laudus Funds, in the aggregate, consisted of 11 funds.



(6) Mr. Merk is an interested Trustee because he owns stock of The Charles Schwab Corporation, the parent company of the adviser.



     At the September 28, 2006 meeting of the Board, the Board revised the Committee structure of the Board and adopted Committee charters with respect to each of those new Committees, as described below. At that time, and through July 1, 2007, the Laudus Funds Board of Trustees met jointly with the Excelsior Funds Board of Directors, an affiliated fund complex (until July 1, 2007). Messrs. Rodman L. Drake, Morrill Melton Hall, Jr., Jonathan Piel, and John D. Collins, Directors/Trustees of the Excelsior Funds and formerly Trustees of the Laudus Funds constituted a portion of each Committee's membership, as indicated below. As of July 31, 2007, all Laudus Trustees are members of each Committee and the Committee meetings, with the Audit & Compliance Committee excepted, are held jointly with the meeting of the Board.



     - The Audit and Compliance Committee (formerly the Audit Committee) has oversight responsibility for the integrity of the Company's financial reporting processes and compliance policies, procedures and processes, and for the Laudus Funds Complex's overall system of internal controls. The Audit and Compliance Committee is composed of at least two Independent Trustees. Currently, Ms. Byerwalter and Messrs. Hakansson and Hasler are members. Prior to July 1, 2007, the members of the Audit & Compliance Committee were Messrs. Collins, Hakansson, and Hasler. The charter directs that the Audit and Compliance Committee must meet four times annually, with additional meetings as the Audit and Compliance Committee deems appropriate. The Audit and Compliance Committee met three times during the fiscal year ended March 31, 2007. The former Audit Committee met once during the fiscal year ended March 31, 2007.



     - The primary purpose of the Governance Committee (formerly the Nominating Committee) is to review and make recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluation, the effectiveness and allocation of assignments and functions by the Board, the composition of committees of the Board, and the training of Trustees. The Governance Committee is also responsible for selecting and nominating candidates to serve as trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the Securities

     Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees. This Governance Committee is composed of at least two Trustees. Currently, Ms. Byerwalter and Messrs. Hakansson and Hasler are members. Prior to July 1, 2007, the members of the Governance Committee were Messrs. Hasler, Drake, and Collins. The charter directs that the Governance Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Governance Committee. The Governance Committee met three times during the fiscal year ended March 31, 2007.



     - The primary purpose of the Investment Oversight Committee is to oversee the investment activities of the Trust. This Committee is composed of at least two Trustees (at least two-thirds to be Independent Trustees). Currently, Ms. Byerwalter and Messrs. Hakansson and Hasler are members. Prior to July 1, 2007, the members of the Investment Oversight Committee were Ms. Byerwalter and Messrs. Hall, Hakansson, and Piel. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met three times, two of which meetings were held jointly with the Marketing, Distribution and Shareholder Servicing Committee, during the Trust's fiscal year ended March 31, 2007.



     - The primary purposes of the Marketing, Distribution and Shareholder Servicing Committee are to review matters relating to the marketing of the Funds' shares, to oversee the quality and cost of shareholder services provided to the Trust and its shareholders pursuant to the shareholder servicing and/or administrative services plans, and to oversee the Trust's distribution-related arrangements, including the distribution-related services provided to the Trust and its shareholders. This Committee is composed of at least two Trustees (at least two-thirds to be Independent Trustees). Currently, Ms. Byerwalter and Messrs. Hakansson and Hasler are members. Prior to July 1, 2007, the members of the Marketing, Distribution and Shareholder Servicing Committee were Ms. Byerwalter and Messrs. Hall and Piel. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met three times, two of which meetings were held jointly with the Investment Oversight Committee, during the Trust's fiscal year ended March 31, 2007.


The aggregate dollar range of securities in the Family of Investment Companies owned by each Trustee is set forth below.


                                                                                                    AGGREGATE DOLLAR
                                                                                                     RANGE OF EQUITY
                                                                                                    SECURITIES IN THE
                                       DOLLAR RANGE OF EQUITY SECURITIES IN A FUND                      FAMILY OF
                        ------------------------------------------------------------------------       INVESTMENT
NAME OF TRUSTEE              US LARGE            US LARGE          US LARGE                           COMPANIES(7)
---------------------     CAPITALIZATION     CAPITALIZATION     CAPITALIZATION     US DISCOVERY      AS OF DECEMBER
INDEPENDENT TRUSTEES:          FUND            GROWTH FUND        VALUE FUND           FUND             31, 2006
---------------------   ------------------   --------------   -----------------   --------------   ------------------
Mariann Byerwalter              $0                 $0                 $0                $0                 $0
William A. Hasler               $0                 $0                 $0                $0                 $0
Nils H. Hakansson               $0                 $0                 $0                $0         $10,001 - $50,000

INTERESTED TRUSTEES:
Randall W. Merk                 $0                 $0                 $0                $0         $50,001 - $100,000



                                                                INTERNATIONAL
                             US SMALL                               SMALL
                          CAPITALIZATION      INTERNATIONAL     CAPITALIZATION     INTERNATIONAL
INDEPENDENT TRUSTEES:          FUND            EQUITY FUND          FUND          DISCOVERY FUND
---------------------   ------------------   --------------   -----------------   --------------
Mariann Byerwalter              $0                 $0                 $0                $0                 $0
William A. Hasler               $0                 $0                 $0                $0                 $0
Nils H. Hakansson       $10,001 - $ 50,000         $0                 $0                $0         $10,001 - $ 50,000
INTERESTED TRUSTEES:
Randall W. Merk         $50,001 - $100,000         $0                 $0                $0         $50,001 - $100,000



                           US LARGE/MID
                          CAPITALIZATION        US GLOBAL          US VALUE
                            LONG/SHORT         LONG/SHORT         LONG/SHORT
INDEPENDENT TRUSTEES:       EQUITY FUND        EQUITY FUND       EQUITY FUND
---------------------   ------------------   --------------   -----------------
Mariann Byerwalter              $0                 $0                 $0                                   $0
William A. Hasler               $0                 $0                 $0                                   $0
Nils H. Hakansson               $0                 $0         $10,001 - $50,000                    $10,001 - $ 50,000
INTERESTED TRUSTEES:
Randall W. Merk                 $0                 $0                 $0                           $50,001 - $100,000



(7) As of December 31, 2006, the Family of Investment Companies consisted of the 11 operational series of the Trust.


     Certain information concerning the Trust's officers is set forth below:


  NAME, ADDRESS(8)
 AND YEAR OF BIRTH;
(TERM OF OFFICE (9)
 AND LENGTH OF TIME                                PRINCIPAL OCCUPATION DURING
      SERVED)          POSITION WITH THE TRUST           PAST FIVE YEARS
-------------------   ------------------------   -------------------------------
Randall W. Merk       President and Chief        Executive Vice President,
1954                  Executive Officer          Charles Schwab & Co., Inc.
(07/07 - present)                                (2002 - present); President,
                                                 Investment Management Services,
                                                 Charles Schwab & Co., Inc.
                                                 (2002 - present); Director,
                                                 Charles Schwab Asset Management
                                                 (Ireland) Limited; Director,
                                                 Charles Schwab Bank, N.A.
                                                 (since 2006). Prior to
                                                 September 2002, President and
                                                 Chief Investment Officer,
                                                 American Century Investment
                                                 Management, and Director,
                                                 American Century Companies,
                                                 Inc.

George Pereira        Chief Financial Officer    Senior Vice President and Chief
1964                                             Financial Officer, Charles
                                                 Schwab Investment

  NAME, ADDRESS(8)
 AND YEAR OF BIRTH;
(TERM OF OFFICE (9)
 AND LENGTH OF TIME                                PRINCIPAL OCCUPATION DURING
      SERVED)          POSITION WITH THE TRUST           PAST FIVE YEARS
-------------------   ------------------------   -------------------------------
(6/06 - present)                                 Management, Inc.; Treasurer and
                                                 Principal Financial Officer,
                                                 Schwab Funds; Director, Charles
                                                 Schwab Worldwide Funds, PLC and
                                                 Charles Schwab Asset Management
                                                 (Ireland) Ltd. From 12/05 to
                                                 6/07,Chief Financial Officer,
                                                 Mutual Fund Division, UST
                                                 Advisers, Inc.; Treasurer,
                                                 Chief Financial Officer and
                                                 Chief Accounting Officer,
                                                 Excelsior Funds, Inc.,
                                                 Excelsior Tax-Exempt Funds,
                                                 Inc., and Excelsior Trust Inc.
                                                 From 12/99 to 11/04: Senior
                                                 Vice President, Financial
                                                 Reporting, Charles Schwab &
                                                 Co., Inc.

Jeffrey Mortimer,     Vice President and Chief   Senior Vice President and Chief
1963                  Investment Officer         Investment Officer - Equities,
(6/04-present)                                   Charles Schwab Investment
                                                 Management, Inc., and Schwab
                                                 Funds. Prior to May 2004, Vice
                                                 President and Sr. Portfolio
                                                 Manager, Charles Schwab
                                                 Investment Management, Inc.

Catherine MacGregor   Vice President & Chief     Vice President, Charles Schwab
1964                  Legal Officer              & Co., Inc. and Charles Schwab
(12/05 - present)                                Investment Management, Inc.;
                                                 since 2006, Chief Counsel,
                                                 Laudus Trust and Laudus
                                                 Variable Insurance Trust; Vice
                                                 President, Schwab Funds; until
                                                 July 2005, Senior Associate,
                                                 Paul Hastings Janofsky & Walker
                                                 LLP.

Randall Fillmore,     Chief Compliance Officer   Senior Vice President, Chief
1960                                             Compliance Officer, Charles
(9/04-present)                                   Schwab Investment Management,
                                                 Inc.; Senior Vice President,
                                                 Charles Schwab & Co., Inc.;
                                                 Chief Compliance Officer,
                                                 Schwab Funds. From June 2006 to
                                                 June 2007, Chief Compliance
                                                 Officer, Excelsior Funds. From
                                                 2002 to 2003, Vice President,
                                                 Charles Schwab & Co., Inc. and
                                                 Charles Schwab Investment
                                                 Management, Inc. From 2000 to
                                                 2002, Vice President, Internal
                                                 Audit, Charles Schwab & Co.,
                                                 Inc.

Daniel Kern,          Vice President             Vice President, Investment
1961                                             Operations, Charles Schwab
(3/05-present)                                   Investment Management, Inc.;
                                                 Assistant Treasurer, Schwab
                                                 Funds. Until September 2005,
                                                 Assistant Treasurer, Laudus
                                                 Trust and Laudus Variable
                                                 Insurance Trust. Until December
                                                 2004, Vice President, Internal
                                                 Audit, Charles Schwab
                                                 Corporation. Prior to January
                                                 2003, Managing Director and
                                                 Principal, Montgomery Asset
                                                 Management.

Bill Thomas,          Vice President             Senior Vice President,
1962                                             Distribution, Charles Schwab &
(6/04-present)                                   Co., Inc.

Michael Haydel,       Vice President             Vice President, Asset
1972                                             Management Client Services,
(6/05-present)                                   Charles Schwab & Co., Inc.
                                                 Until March 2004, Director,
                                                 Charles Schwab & Co., Inc.

Cathy Sabo            Vice President             Vice President, Compliance,
1964                                             Charles Schwab Investment
(12/05-present)                                  Management, Inc.; Vice
                                                 President, Schwab Funds; until
                                                 September 2004, Vice

  NAME, ADDRESS(8)
 AND YEAR OF BIRTH;
(TERM OF OFFICE (9)
 AND LENGTH OF TIME                                PRINCIPAL OCCUPATION DURING
      SERVED)          POSITION WITH THE TRUST           PAST FIVE YEARS
-------------------   ------------------------   -------------------------------
                                                 President, Client, Sales &
                                                 Services Controls, Charles
                                                 Schwab & Co. Inc.



----------
(8) The mailing address of each of the officers is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.



(9)  There is no stated term of office for the officers of the Trust.



     Mss. MacGregor, and Sabo, and Messrs. Mortimer, Fillmore, Kern, Thomas and Haydel, each being an employee of Charles Schwab Investment Management, Inc. or its affiliates, will each benefit indirectly from the management fees paid by the Trust to Charles Schwab Investment Management, Inc., but receive no compensation from the Trust.


     Trustee Compensation. Interested Trustees and officers of the Trust do not receive compensation from the Trust. The Trust pays each Independent Trustee aggregate compensation of $55,000 per year. This sum includes a quarterly retainer fee of $8,788 and an additional $3,790 for each regular meeting attended.


     In addition, a retirement plan has been instituted for all of the Independent Trustees of the Trust and Trustees of the Laudus Variable Insurance Trust (the "Retirement Plan"). Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust and Laudus Variable Insurance Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the "Retirement Payment"). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust and the Laudus Variable Insurance Trust, including years of service prior to the adoption of the Retirement Plan. However, each Independent Trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of Institutional Shares of each Fund of the Trust and the sole series of the Laudus Variable Insurance Trust that is in operation for all of such year. Each Independent Trustee also was given the opportunity to make a one-time election to have previously accrued benefits fluctuate beginning April 1, 2005 based on performance of the funds as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any fund will be determined based on the relative net assets of the Funds of the Trust in operation on the date of the Independent Trustee's retirement.



     Effective June 28, 2006, the Retirement Plan terminated with respect to new Participants, including Independent Trustees of the Trust first elected by shareholder vote on June 26, 2006. With respect to Participants prior to June 26, 2006 (a "Current Participant"), the Account Balance of each Current Participant under the Plan was frozen at the value determined as of September 29, 2006, except that each Account Balance is credited with an amount equal to one-half of the amount that would be credited to such Account Balance as of the last day of the Plan Year ending March 31, 2007. The terms of the Plan, including without limitation provisions relating to vesting and payment upon termination of service, remain in full force and effect.



     The total compensation accrued and payable to, as well as the benefits accrued under the Retirement Plan by, the Independent Trustees by the Trust and by the fund complex for the fiscal year ended March 31, 2007, is shown in the table below.

                                                 PENSION OR
                                                 RETIREMENT
                                                  BENEFITS     ESTIMATED   TOTAL COMPENSATION
                                                   ACCRUED      ANNUAL       FROM REGISTRANT
                                  AGGREGATE        AS PART     BENEFITS         AND FUND
                                 COMPENSATION      OF FUND       UPON       COMPLEX(10) PAID
NAME OF PERSON                 FROM REGISTRANT    EXPENSES    RETIREMENT      TO DIRECTORS
--------------                 ---------------   ----------   ----------   ------------------
TRUSTEES:
Mariann Byerwalter                 $32,425         $ 6,814        $0          $304,586(10)
William A. Hasler                  $33,236         $ 6,814        $0          $304,586(10)
Nils H. Hakansson                  $32,311         $20,404        $0          $102,811(10)
Rodman L. Drake(11)                $24,860           N/A          N/A         $141,283
Morrill Melton Hall, Jr.(11)       $19,533           N/A          N/A         $115,033
Roger M. Lynch(12)                 $ 4,108           N/A          N/A         $ 41,666
Jonathan Piel(11)                  $19,533           N/A          N/A         $116,283
John D. Collins(11)                $22,197           N/A          N/A         $126,283



----------
(10) As of June 30, 2007, the fund complex consisted of 72 funds, which included the 11 operational series of the Trust and 61 Schwab Funds.



(11) Total compensation amounts include payments relating to the Excelsior Funds, formerly an affiliated group included in the fund complex and on whose Board of Directors Ms. Byerwalter and Messrs. Hasler and Hakansson served on prior to July 1, 2007. Prior to July 1, 2007, the fund complex consisted of 99 funds, which included the operational series of the Trust, 61 Schwab Funds, and 27 Excelsior Funds.



(12) Resigned from the Board effective July 1, 2007.



(13) Resigned from the Board effective August 26, 2007.


                     INVESTMENT ADVISORY AND OTHER SERVICES


     ADVISORY AGREEMENTS



     The continuation of a Fund's Advisory Agreements must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.



     Each year, the Board of Trustees calls and holds one or more meetings to decide whether to renew the Advisory Agreements between Laudus Trust (the "Trust") and CSIM, and the sub-advisory agreement among the Trust, CSIM and AXA Rosenberg Investment Management LLC with respect to existing Funds in the Trust operating as of December 31 of the previous year. In preparation for the meetings, the Board requests and reviews a wide variety of materials provided by CSIM and AXA Rosenberg, as well as extensive data provided by third parties and the Independent Trustees receive advice from counsel to the Independent Trustees.

                          INVESTMENT ADVISORY CONTRACTS

About CSIM

     CSIM is a wholly-owned subsidiary of The Charles Schwab Corporation. Both CSIM and The Charles Schwab Corporation are located at 101 Montgomery Street, San Francisco, CA 94104.


     As of June 30, 2007, CSIM managed 72 mutual funds and approximately $219 billion in assets.


     Principal Executive Officer and Directors - Listed below are the directors and principal executive officer of CSIM. The principal business address of each director and the principal executive officer, as it relates to their duties at CSIM, is the same as above.


NAME                             POSITION
----                             --------
Randall W. Merk...............   Director, President and Chief Executive Officer
Charles R. Schwab.............   Chairman and Director



     As disclosed in the Prospectuses under the heading "Management of the Funds" under management contracts (each a "Management Contract") between the Trust, on behalf of each Fund, and CSIM, subject to the supervision of the Trustees of the Trust and such policies as the Trustees may determine, CSIM furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with CSIM. In addition, pursuant to a subadviser agreement among CSIM, AXA Rosenberg and the Trust, AXA Rosenberg will continuously furnish an investment program for each Fund and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities.


     Each of the Funds has agreed to pay CSIM a monthly management fee at the annual percentage rate of the relevant Fund's average daily net assets. The table below shows the advisory fee payable to CSIM by each Fund.

                                                                                       AGREEMENT
FUND                                                                                     RATE*
----                                                                           ------------------------
Laudus Rosenberg U.S. Large Capitalization Fund.............................   1st $1 billion--0.75%
                                                                               Over $1 billion--0.70%
                                                                               Over $2 billion--0.675%

Laudus Rosenberg U.S. Large Capitalization Growth Fund......................   1st $1 billion--0.75%
                                                                               Over $1 billion--0.70%
                                                                               Over $2 billion--0.675%

Laudus Rosenberg U.S. Large Capitalization Value Fund.......................   1st $1 billion--0.75%
                                                                               Over $1 billion--0.70%
                                                                               Over $2 billion--0.675%

Laudus Rosenberg U.S. Discovery Fund........................................   1st $1 billion--0.90%
                                                                               Over $1 billion--0.85%

Laudus Rosenberg U.S. Small Capitalization Fund.............................   0.90%

Laudus Rosenberg International Equity Fund..................................   1st $1 billion--0.85%
                                                                               Over $1 billion--0.80%
                                                                               Over $2 billion--0.775%

Laudus Rosenberg International Small Capitalization Fund....................   1st $500 million--1.00%
                                                                               Over $500 million--0.95%

Laudus Rosenberg International Discovery Fund...............................   1st $1 billion--1.00%
                                                                               Over $1 billion--0.95%

Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund.......   1st $500 million--1.00%
                                                                               Over $500 million--0.95%

Laudus Rosenberg Global Long/Short Equity Fund..............................   1st $500 million--1.50%
                                                                               Over $500 million--1.45%

Laudus Rosenberg Value Long/Short Equity Fund...............................   1st $500 million--1.50%
                                                                               Over $500 million--1.45%

----------
*    The advisory fee payable to CSIM varies based on Fund assets.


     CSIM has agreed with the Trust that it will waive some or all of its management fees under the Management Contracts and, if necessary, will bear certain expenses of each Fund until 7/30/09 (unless the expense limitation agreement between CSIM and the Trust (the "Expense Limitation Agreement") is extended, modified or terminated by mutual agreement of the Trust and CSIM) so that each Fund's total annual operating expenses (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Funds' business) applicable to each class will not exceed the current limit (as stated in the Expense Limitation Agreement). In addition, CSIM's compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution and shareholder service expenses paid by a class of shares of a Fund pursuant to a distribution and shareholder service plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.


     Each Management Contract provides that CSIM shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

     Each Management Contract will continue in effect for a period no more than two years from the date of its execution, and renewals thereof must be approved by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of CSIM or the Trust, and by
(ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment and is terminable on not more than 60 days' notice by the Trust to CSIM or by CSIM to the Trust.


     During the fiscal years ended March 31, 2007, 2006, and 2005, the Funds owed (and, to the extent not waived, paid to) CSIM as management fees, and CSIM, in its capacity as adviser, has waived, the following amounts:

                    FUND                          TIME PERIOD         MANAGEMENT FEE   AMOUNT WAIVED
                    ----                          -----------         --------------   -------------
Laudus Rosenberg U.S. Large Capitalization      4/1/06 to 3/31/07       $   755,139       $ 20,097
Fund                                            4/1/05 to 3/31/06       $   353,689       $ 70,080
                                                4/1/04 to 3/31/05       $   338,700       $108,272

Laudus Rosenberg U.S. Large Capitalization      4/1/06 to 3/31/07       $   442,371       $ 38,530
Growth Fund                                     4/1/05 to 3/31/06       $   153,513       $ 76,629
                                                4/1/04 to 3/31/05       $    49,494       $ 49,494

Laudus Rosenberg U.S. Large Capitalization      4/1/06 to 3/31/07       $    56,434       $103,613
Value Fund                                      5/2/05* to 3/31/06      $    41,241       $ 41,241

Laudus Rosenberg U.S. Discovery Fund            4/1/06 to 3/31/07       $ 8,486,860       $ 26,377
                                                4/1/05 to 3/31/06       $ 5,541,812       $  2,314
                                                4/1/04 to 3/31/05       $ 1,670,914       $103,889

Laudus Rosenberg U.S. Small Capitalization      4/1/06 to 3/31/07       $10,332,828       $      0
Fund                                            4/1/05 to 3/31/06       $11,109,627       $      0
                                                4/1/04 to 3/31/05       $11,444,184       $      0

Laudus Rosenberg International Equity Fund      4/1/06 to 3/31/07       $ 1,081,253       $ 35,568
                                                4/1/05 to 3/31/06       $   268,906       $197,117
                                                4/1/04 to 3/31/05       $   149,977       $149,977

Laudus Rosenberg International Small            4/1/06 to 3/31/07       $15,538,325       $      0
Capitalization Fund                             4/1/05 to 3/31/06       $ 9,068,500       $      0
                                                4/1/04 to 3/31/05       $ 2,650,943       $152,631

Laudus Rosenberg U.S. Large/Mid                 4/1/06 to 3/31/07       $   283,832       $120,745
Capitalization Long/Short Equity Fund           4/1/05 to 3/31/06       $   236,646       $ 70,537
                                                4/1/04 to 3/31/05       $   257,543       $ 73,659

Laudus Rosenberg Global Long/Short Equity       4/1/06 to 3/31/07       $   506,260       $ 92,459
Fund                                            4/1/05 to 3/31/06       $   418,967       $ 71,341
                                                4/1/04 to 3/31/05       $   285,300       $104,929

Laudus Rosenberg Value Long/Short Equity Fund   4/1/06 to 3/31/07       $ 4,352,245       $  2,516
                                                4/1/05 to 3/31/06       $ 2,817,721       $  3,296
                                                4/1/04 to 3/31/05       $ 1,655,625       $ 65,684

Laudus Rosenberg International Discovery Fund   *5/31/06 to 3/31/07     $   469,135       $167,493



*    Commencement of operations.

SUBADVISORY AGREEMENT

About AXA Rosenberg

     AXA Rosenberg is wholly-owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P.

     AXA IM Rose, Inc. is wholly-owned by AXA IM Holding U.S. Inc. AXA IM Holding U.S. Inc. is wholly-owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA SA, a French holding company, AXA Assurances IARD, a French societe anonyme, AXA UK Plc, a British public limited company and AXA Colonia Konzern AG, a German Aktiengesellschaft. AXA Assurances IARD, AXA UK Plc and AXA Colonia Konzern AG are owned by AXA SA (more than 90% directly).

     Finaxa, a French holding company, beneficially owns more than 25% of the voting securities of, and therefore controls, AXA SA. Mutuelles Axa, a group of four French mutual insurance companies, one of which controls Finaxa, acting as a group controls both AXA SA and Finaxa. Rosenberg Alpha L.P. is controlled by Barr Rosenberg as their Managing General Partner. Each of these entities may be deemed a controlling person of AXA Rosenberg.

     AXA Rosenberg is located at 4 Orinda Way, Building E, Orinda, California 94563.

     Kenneth Reid and Barr M. Rosenberg may be deemed to be controlling persons of AXA Rosenberg as a result of their interests in AXA Rosenberg Group LLC, the parent of AXA Rosenberg.

     The following is a list of the directors and principal executive officers of AXA Rosenberg. The principal business address of the directors and the principal executive officers, as it relates to their duties at AXA Rosenberg, is the same as the address of AXA Rosenberg.

Principal Executive Officers and Directors:

NAME                             POSITION
----                             --------
Stephane Prunet...............   Global Chief Executive Officer
Kenneth Reid..................   Global Chief Investment Officer
William E. Ricks..............   Chief Executive Officer and Chief Investment Officer
                                 of North America
Barr Rosenberg................   Chairman
Vincent Ordenneau.............   Global Chief Financial Officer
William R. Wiebe..............   Global Head of Legal and Compliance

     The Trust and CSIM have entered into an Agreement on behalf of each Fund with AXA Rosenberg by which AXA Rosenberg acts as subadviser to the Funds (each a "Subadviser Agreement"). Under each Subadviser Agreement, AXA Rosenberg, at its expense, continuously furnishes an investment management program for the particular Fund and makes investment decisions on behalf of such Fund and places all orders for the purchase and sale of portfolio securities and all other investments, subject to the supervision of CSIM and the Trustees.

     The Funds do not pay AXA Rosenberg's compensation under the Subadviser
Agreements: CSIM pays it, and for any given year it will never be payable at a rate that exceeds 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund of the gross rate of compensation payable to CSIM by each Fund under the Management Contracts. The compensation payable by CSIM to AXA Rosenberg in respect of each Fund under the respective Subadviser Agreement is payable quarterly (at the end of each quarter) as a portion of such Fund's average daily net assets, and will be adjusted (up or down) if such Fund outperforms or underperforms its benchmark by 1.0%, 2.0% and 2.5% for Group A, B and C Funds, respectively, or more. This way, AXA Rosenberg has monetary incentive to achieve good performance and avoid poor performance for each Fund. Starting in 2008 and in each year thereafter, AXA Rosenberg may be entitled to an additional rate of compensation from CSIM if the assets under management for all Funds (excluding the Laudus Rosenberg U.S. Small Capitalization Fund but including the Laudus Rosenberg VIT Value Long/Short Equity Fund through December 31, 2006) have not reached certain levels, but, as noted above, it will never be entitled to a rate of compensation that is more than 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund) of the gross rate of compensation payable to CSIM by each Fund under the Management Contracts.


     In addition, on December 31, 2003, CSIM and AXA Rosenberg entered into an agreement regarding CSIM's and AXA Rosenberg's cooperation in realigning responsibilities for the Funds' assets. This agreement commits CSIM to using commercially reasonable efforts (including, in some instances, reduction of CSIM's management fee) to maintain the subadvisory fees paid to AXA Rosenberg and, subject to certain conditions, provides that CSIM will pay compensation to AXA Rosenberg in the event that AXA Rosenberg is terminated as investment subadviser to any series of the Trust. Consequently, CSIM has a material economic interest in avoiding the termination of AXA Rosenberg or reducing AXA Rosenberg's subadvisory fee.

Base Subadvisory Fee

     This section describes the base subadvisory fee payable by CSIM to AXA Rosenberg. The assets under management adjustment and the performance adjustment are described in the sections that follow. As described more fully below, CSIM will pay a fee to AXA Rosenberg in respect of each Fund's average daily net assets at up to three different base subadvisory fee rates. Please remember, however, that all the fees described on this and the following three pages are paid by CSIM to AXA Rosenberg; they do not affect how much you pay or your Fund pays.


     The highest level of subadvisory fee is payable on Fund assets up to an amount equaling (i) the assets in such Fund at the time AXA Rosenberg became subadviser (which for the Laudus Rosenberg U.S. Large Capitalization Value Fund is $0.00), plus (ii) the Fund's pro rata share of the amount, if any, by which the Funds' aggregate assets fall short of the aggregate amount of such Funds' assets at the time AXA Rosenberg became subadviser (the "Existing Assets"). The fee arrangements are different for the Laudus Rosenberg U.S. Small Capitalization Fund than for the other Funds. The following subsections describe the arrangements for the other Funds and the Laudus Rosenberg U.S. Small Capitalization Fund, respectively, with respect to those assets.


     Unless the fee payable to CSIM under each Management Contract is increased by the relevant Fund's shareholders (in which case the base subadvisory fee would also be increased for that Fund), the base subadvisory fee payable by CSIM to AXA Rosenberg will never exceed the percentage listed in the table below in the "Existing Assets" row of such Fund's average daily net assets on an annual basis, and it will be lower than that for Fund assets above certain thresholds, as described below. As shown in the table below, CSIM will pay AXA Rosenberg a percentage (on an annual basis) of each Fund's Existing Assets.

     All Funds Other Than the Laudus Rosenberg U.S. Small Capitalization Fund. For any quarter during which a Fund's average daily net assets exceed its Existing Assets, CSIM will pay AXA Rosenberg a lower percentage (on an annual basis) of such Fund's portion, if any, of the average daily net assets of all Funds (excluding the Laudus Rosenberg U.S. Small Capitalization Fund but including the Laudus Rosenberg VIT Value Long/Short Equity Fund through December 31, 2006) that exceed the aggregate Existing Assets of all such Funds, but fall short of $2.5 billion (the Fund's "Second Tier Assets"). For any quarter during which a Fund's average daily net assets exceed its Existing Assets AND the average daily net assets of all Funds (excluding the Laudus Rosenberg U.S. Small Capitalization Fund but including the Laudus Rosenberg VIT Value Long/Short Equity Fund through December 31, 2006) exceed $2.5 billion, CSIM will pay AXA Rosenberg a still lower percentage (on an annual basis) of such Fund's portion of its excess (the Fund's "Third Tier Assets").



     With respect to the Laudus Rosenberg International Discovery Fund, the base annual subadvisory fee payable to AXA Rosenberg by CSIM and, if any, on coverage of Existing Assets is as follows, on an annualized basis, 0.50% of the Fund's average daily net assets up to $500 million; and 0.40% of the Fund's average daily net assets in excess of $500 million and the coverage of Existing Assets.



     Laudus Rosenberg U.S. Small Capitalization Fund. The base annual subadvisory fee payable to AXA Rosenberg by CSIM with respect to the Laudus Rosenberg U.S. Small Capitalization Fund may also be adjusted if the gross advisory fee payable to CSIM by the Fund is adjusted by the Trustees or the Fund's shareholders, and will also be subject to "break points," currently as follows, on an annualized basis, 0.72% of the Fund's average daily net assets up to its Existing Assets; and 0.405% of the Fund's average daily net assets in excess of its Existing Assets.





FUND                                                       BASE SUBADVISORY FEE*
----                                                       ---------------------
Laudus Rosenberg U.S. Large Capitalization Fund            0.338% of Existing Assets
                                                           0.30% of Second Tier Assets
                                                           0.225% of Third Tier Assets

Laudus Rosenberg U.S. Large Capitalization Growth Fund     0.338% of Existing Assets
                                                           0.30% of Second Tier Assets
                                                           0.225% of Third Tier Assets

Laudus Rosenberg U.S. Large Capitalization Value Fund      0.338% of Existing Assets+
                                                           0.30% of Second Tier Assets
                                                           0.225% of Third Tier Assets

Laudus Rosenberg U.S. Discovery Fund                       0.405% of Existing Assets
                                                           0.36% of Second Tier Assets
                                                           0.27% of Third Tier Assets

Laudus Rosenberg U.S. Small Capitalization Fund            0.72% of Existing Assets
                                                           0.405% of All Other Assets

Laudus Rosenberg International Equity Fund                 0.383% of Existing Assets
                                                           0.34% of Second Tier Assets
                                                           0.255% of Third Tier Assets

Laudus Rosenberg International Small Capitalization Fund   0.45% of Existing Assets
                                                           0.40% of Second Tier Assets
                                                           0.30% of Third Tier Assets

FUND                                                       BASE SUBADVISORY FEE*
----                                                       ---------------------
Laudus Rosenberg International Discovery Fund              0.50% of Existing Assets+
                                                           0.50% up to $500 Million
                                                           0.40% of All Other Assets

Laudus Rosenberg U.S. Large/Mid Capitalization
   Long/Short Equity Fund                                  0.45% of Existing Assets
                                                           0.40% of Second Tier Assets
                                                           0.30% of Third Tier Assets

Laudus Rosenberg Global Long/Short Equity Fund             0.675% of Existing Assets
                                                           0.60% of Second Tier Assets
                                                           0.45% of Third Tier Assets

Laudus Rosenberg Value Long/Short Equity Fund              0.675% of Existing Assets
                                                           0.60% of Second Tier Assets
                                                           0.45% of Third Tier Assets

----------
* As noted above, the rates for any Fund set forth in the table are expected to be adjusted if the gross advisory fee rates payable to CSIM by such Fund are adjusted by the Trustees or the shareholders of such Fund.

+ For any Laudus Rosenberg Fund for which AXA Rosenberg became subadviser after January 30, 2004, the Fund's Existing Assets will equal the Fund's pro rata share of the amount, if any, by which the Funds' aggregate assets fall short of the aggregate amount of such Funds' assets as of the time AXA Rosenberg became subadviser, as described above.

Performance Adjustment

     As noted above, the compensation payable to AXA Rosenberg by CSIM under the Subadviser Agreements is structured to provide monetary incentive to AXA Rosenberg to achieve good performance and avoid poor performance. In particular, AXA Rosenberg's compensation in respect of a Fund will be increased for any quarter in which such Fund's performance exceeds that of its benchmark by more than 1.0%, 2.0% or 2.5% for Group A, B or C Funds (as listed in the table below), respectively.

            GROUP A                       GROUP B                       GROUP C
            -------                       -------                       -------
U.S. Large Capitalization Fund   U.S. Small Capitalization   U.S. Large/Mid Capitalization
                                 Fund                        Long/Short Equity Fund

U.S. Large Capitalization        U.S. Discovery Fund         Value Long/Short Equity Fund
Growth Fund

U.S. Large Capitalization        International Small         Global Long/Short Equity Fund
Value Fund                       Capitalization Fund

International Equity Fund        International Discovery     --
                                 Fund

     Conversely, AXA Rosenberg's compensation will be decreased for any quarter in which a Fund's performance falls short of its benchmark's performance by more than 1.0%, 2.0% or 2.5% for Group A, B or C Funds, respectively. More specifically, the fee payable to AXA Rosenberg will be increased or decreased by a performance component (the "Performance Adjustment") that will vary proportionately with the difference between (a) the investment performance of the relevant Fund over a rolling three-year period* minus the investment record of the respective benchmark (as set forth in the chart below) over the same period, expressed as a percentage, whether the result is positive or negative, and (b) (i) 1.0% for Group A Funds, (ii) 2.0% for Group B Funds, or (iii) 2.5% for Group C Funds.

FUND                                                       BENCHMARK
----                                                       ---------
Laudus Rosenberg U.S. Large Capitalization Fund            Russell 1000(R) Index
Laudus Rosenberg U.S. Large Capitalization Growth Fund     Russell 1000(R) Growth Fund Index
Laudus Rosenberg U.S. Large Capitalization Value Fund      Russell 1000(R) Value Index
Laudus Rosenberg U.S. Discovery Fund                       Russell 2500(TM) Index
Laudus Rosenberg U.S. Small Capitalization Fund            Russell 2000(R) Index
Laudus Rosenberg International Equity Fund                 MSCI EAFE Index
Laudus Rosenberg International Small Capitalization Fund   S&P/Citigroup World ex-U.S.
                                                           Extended Market Index and Nomura
                                                           Global Small Cap World ex-U.S.
                                                           Index (prior to May 1, 2005)
Laudus Rosenberg International Discovery Fund              S&P/Citigroup World ex-U.S. Broad
                                                           Market Index
Laudus Rosenberg U.S. Large/Mid Capitalization
   Long/Short Equity Fund                                  90-Day U.S. Treasury Bills
Laudus Rosenberg Global Long/Short Equity Fund             90-Day U.S. Treasury Bills
Laudus Rosenberg Value Long/Short Equity Fund              90-Day U.S. Treasury Bills


     The Performance Adjustment (whether positive or negative) for a Fund will never be charged at a rate that exceeds 5% of the gross advisory fee rate payable to CSIM with respect to such Fund (the "Maximum Performance Adjustment"). The Maximum Performance Adjustment will be made when the Fund's performance reaches plus or minus 2.0%, 4.0% and 5.0% in relation to the relevant benchmark for Funds falling within Groups A, B and C, respectively (the "Maximum Adjustment Performance Point"). There will be no Performance Adjustment when the performance difference (between the Fund and the relevant benchmark) is between 1% and -1% for Group A Funds, 2.0% and -2.0% for Group B Funds, or 2.5% and -2.5% for Group C Funds and, starting at 1% or -1% (as the case may be) for Group A Funds, 2.0% or -2.0% (as the case may be) for Group B Funds, or 2.5% or -2.5% (as the case may be) for Group C Funds, it shall increase (or decrease in the case of a negative Performance Adjustment) based on a constant ratio until the Maximum Adjustment Performance Point is reached.

     The following table provides examples of how different levels of Fund performance will generate different adjustments to the compensation payable by CSIM to AXA Rosenberg under the proposed arrangements.

                                                    Performance Adjustment (as a Percentage
                                                       of the Gross Rate of Compensation
                                                         Payable by Each Fund to CSIM)
Percentage by Which Fund Performance Exceeds or   ------------------------------------------
   Falls Short of its Benchmark's Performance     Fund Group A   Fund Group B   Fund Group C
-----------------------------------------------   ------------   ------------   ------------
            5.0% (and all higher %s)                     5%             5%            5%
            4.5%                                         5%             5%            4%
            4.0%                                         5%             5%            3%
            3.5%                                         5%          3.75%            2%
            3.0%                                         5%           2.5%            1%
            2.5%                                         5%          1.25%            0
            2.0%                                         5%             0             0
            1.5%                                       2.5%             0             0
            1.0%                                         0              0             0

                                                    Performance Adjustment (as a Percentage
                                                       of the Gross Rate of Compensation
                                                         Payable by Each Fund to CSIM)
Percentage by Which Fund Performance Exceeds or   ------------------------------------------
   Falls Short of its Benchmark's Performance     Fund Group A   Fund Group B   Fund Group C
-----------------------------------------------   ------------   ------------   ------------
            0.5%                                         0              0             0
           -0.5%                                         0              0             0
           -1.0%                                         0              0             0
           -1.5%                                      -2.5%             0             0
           -2.0%                                        -5%             0             0
           -2.5%                                        -5%         -1.25%            0
           -3.0%                                        -5%          -2.5%           -1%
           -3.5%                                        -5%         -3.75%           -2%
           -4.0%                                        -5%            -5%           -3%
           -4.5%                                        -5%            -5%           -4%
           -5.0% (and all lower %s)                     -5%            -5%           -5%

----------
* Until AXA Rosenberg has been subadviser for twelve calendar quarters, the rolling period will be the period that has elapsed since AXA Rosenberg has been subadviser. No Performance Adjustment will be made until AXA Rosenberg has been subadviser for at least four calendar quarters.

Assets Uunder Management Adjustments (Applicable to all Funds Except the Laudus Rosenberg U.S. Small Capitalization Fund and the Laudus Rosenberg International Discovery Fund)


     Finally, to protect AXA Rosenberg, its compensation from CSIM for each Fund will be adjusted upward if the Funds collectively do not grow as planned over the first few years after the proposed new management and subadvisory arrangements are in place; bear in mind, however, that for any given year it will never exceed 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund) of the gross rate of compensation payable to CSIM by any Fund under the Management Contracts. As noted above, beginning in 2008, CSIM will pay AXA Rosenberg a higher percentage of each Fund's average daily net assets if the average daily net assets of all Funds (excluding the Laudus Rosenberg U.S. Small Capitalization Fund but including the Laudus Rosenberg VIT Value Long/Short Equity Fund through December 31, 2006) have not reached certain thresholds. Specifically, if the Funds collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund and the Laudus International Discovery Fund but including the Laudus Rosenberg VIT Value Long/Short Equity Fund through December 31, 2006) have not achieved assets under management of at least $2.025 billion and the S&P 500 Index(R) is above 1,000 by calendar year-end 2007, the base subadvisory fee for 2008 will be increased by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to each Fund.



     In the event that the Funds collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund and the Laudus International Discovery Fund but including the Laudus Rosenberg VIT Value Long/Short Equity Fund through December 31, 2006) have not achieved assets under management of at least $2.775 billion and the S&P 500 Index(R) is above 1,000 by calendar year-end 2008, then the base subadvisory fee for 2009 will be increased by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to each Fund.



     For each year thereafter, in the event that (i) the Funds collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund and the Laudus International Discovery Fund but including the Laudus Rosenberg VIT Value Long/Short Equity Fund through December 31, 2006) have not by year-end achieved 50% of the end of period assets under management target (which shall not be lower than the 2008 target) recommended by CSIM and AXA Rosenberg, and (ii) the S&P 500 Index(R) is above 1,000, then the base subadvisory fee for the following year will be adjusted upward by an amount equal to 5% of the gross base investment subadvisory fee payable to CSIM with respect to each Fund.

     In each case, the Performance Adjustment and the assets under management adjustment will be made independently of each other.


     During the fiscal years ended March 31, 2007 and 2006, CSIM owed (and, to the extent not waived, paid to) AXA Rosenberg as subadvisory fees, and AXA Rosenberg, in its capacity as subadviser, has waived, the following amounts:



                                                                                 SUBADVISORY   AMOUNT
                          FUND                                 TIME PERIOD           FEE       WAIVED
                          ----                             -------------------   -----------   ------
Laudus Rosenberg U.S. Large Capitalization Fund              4/1/06 to 3/31/07    $  321,617     $0
                                                             4/1/05 to 3/31/06    $  173,072     $0
                                                             4/1/04 to 3/31/05    $  151,978     $0
Laudus Rosenberg U.S. Large Capitalization Growth Fund       4/1/06 to 3/31/07    $  179,120     $0
                                                             4/1/05 to 3/31/06    $   66,408     $0
                                                             4/1/04 to 3/31/05    $   22,067     $0
Laudus Rosenberg U.S. Large Capitalization Value Fund        4/1/06 to 3/31/07    $   17,903     $0
                                                            5/2/05* to 3/31/06    $   10,511
Laudus Rosenberg U.S. Discovery Fund                         4/1/06 to 3/31/07    $3,190,152     $0
                                                             4/1/05 to 3/31/06    $2,234,646     $0
                                                             4/1/04 to 3/31/05    $  707,003     $0
Laudus Rosenberg U.S. Small Capitalization Fund              4/1/06 to 3/31/07    $7,912,062     $0
                                                             4/1/05 to 3/31/06    $8,877,396     $0
                                                             4/1/04 to 3/31/05    $9,033,684     $0
Laudus Rosenberg International Equity Fund                   4/1/06 to 3/31/07    $  307,209     $0
                                                             4/1/05 to 3/31/06    $  104,839     $0
                                                             4/1/04 to 3/31/05    $   65,465     $0
Laudus Rosenberg International Small Capitalization Fund     4/1/06 to 3/31/07    $5,950,459     $0
                                                             4/1/05 to 3/31/06    $3,745,326     $0
                                                             4/1/04 to 3/31/05    $1,129,596     $0
Laudus Rosenberg U.S. Large/Mid Capitalization               4/1/06 to 3/31/07    $  139,917     $0
   Long/Short Equity Fund
                                                             4/1/05 to 3/31/06    $  115,598     $0
                                                             4/1/04 to 3/31/05    $  115,865     $0
Laudus Rosenberg Global Long/Short Equity Fund               4/1/06 to 3/31/07    $  213,478     $0
                                                             4/1/05 to 3/31/06    $  186,856     $0
                                                             4/1/04 to 3/31/05    $  128,372     $0
Laudus Rosenberg Value Long/Short Equity Fund                4/1/06 to 3/31/07    $1,814,618     $0
                                                             4/1/05 to 3/31/06    $1,246,910     $0
                                                             4/1/04 to 3/31/05    $  744,110     $0
Laudus Rosenberg International Discovery Fund              5/31/06* to 3/31/07    $  233,986     $0


*    Commencement of operations.

     Administrative Services. Effective October 3, 2005, the Trust entered into a Fund Administration Agreement with State Street Bank and Trust Company (in such capacity, the "Administrator") pursuant to which the Administrator provides certain management and administrative services necessary for the Funds' operations including: (i) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, the Administrator is entitled to receive $1,000 per Fund per annum, as well as a fee based on the average daily net assets of the Trust (the "Administrator's Asset-Based Fee"). In calculating the Administrator's Asset Based-Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the other portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as administrator(9). The Administrator's Asset-Based Fee will be calculated as follows:


AVERAGE DAILY NET ASSETS     FEE
------------------------   -------
First $100 billion         0.11 bp
Next $60 billion           0.07 bp
Thereafter                 0.05 bp


     For the periods indicated, State Street Bank and Trust Company in its capacity as Administrator was entitled to receive, and waived, the following amounts:



                                                                                               ENTITLED
                                 FUND                                       TIME PERIOD       TO RECEIVE   WAIVED
                                 ----                                   -------------------   ----------   ------
Laudus Rosenberg U.S. Large Capitalization Fund                           4/1/06 to 3/31/07     $1,635       $0
                                                                         10/3/05 to 3/31/06     $  798       $0
Laudus Rosenberg U.S. Large Capitalization Growth Fund                    4/1/06 to 3/31/07     $    0       $0
                                                                         10/3/05 to 3/31/06     $  689       $0
Laudus Rosenberg U.S. Large Capitalization Value Fund                     4/1/06 to 3/31/07     $1,020       $0
                                                                         10/3/05 to 3/31/06     $  590       $0
Laudus Rosenberg U.S. Discovery Fund                                      4/1/06 to 3/31/07     $    0       $0
                                                                         10/3/05 to 3/31/06     $4,196       $0
Laudus Rosenberg U.S. Small Capitalization Fund                           4/1/06 to 3/31/07     $    0       $0
                                                                         10/3/05 to 3/31/06     $6,397       $0
Laudus Rosenberg International Equity Fund                                4/1/06 to 3/31/07     $  665       $0
                                                                         10/3/05 to 3/31/06     $  719       $0
Laudus Rosenberg International Small Capitalization Fund                  4/1/06 to 3/31/07     $    0       $0
                                                                         10/3/05 to 3/31/06     $5,753       $0
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund     4/1/06 to 3/31/07     $  371       $0
                                                                         10/3/05 to 3/31/06     $  684       $0
Laudus Rosenberg Global Long/Short Equity Fund                            4/1/06 to 3/31/07     $  341       $0


----------
(9) In addition to the Trust, CSIM currently serves as investment adviser for each of the portfolios of the Laudus Variable Insurance Trust, Schwab Investments, The Charles Schwab Family of Funds, the Schwab Annuity Portfolios, and the Schwab Capital Trust.

                                                                         10/3/05 to 3/31/06     $  789       $0
Laudus Rosenberg Value Long/Short Equity Fund                             4/1/06 to 3/31/07     $    0       $0
                                                                         10/3/05 to 3/31/06     $1,577       $0
Laudus Rosenberg International Discovery Fund                           *5/31/06 to 3/31/07     $1,200       $0



*    Commencement of operations.


     Prior to October 3, 2005, the Funds' administrator was BISYS Fund Services Ohio, Inc. ("BISYS"). For the periods indicated, BISYS was entitled to receive, and waived, the following amounts:


                                                                                              ENTITLED
                                 FUND                                       TIME PERIOD      TO RECEIVE   WAIVED
                                 ----                                   ------------------   ----------   ------
Laudus Rosenberg U.S. Small Capitalization Fund                         4/1/05 to 10/2/05     $344,435      $0
                                                                        4/1/04 to 3/31/05     $762,324      $0
Laudus Rosenberg U.S. Discovery Fund                                    4/1/05 to 10/2/05     $121,460      $0
                                                                        4/1/04 to 3/31/05     $108,440      $0
Laudus Rosenberg U.S. Large Capitalization Fund                         4/01/05 to 10/2/05    $ 11,845      $0
                                                                        4/1/04 to 3/31/05     $ 27,074      $0
Laudus Rosenberg U.S. Large Capitalization Growth Fund                  4/1/05 to 10/2/05     $  2,805      $0
                                                                        4/1/04 to 3/31/05     $  3,955      $0
Laudus Rosenberg U.S. Large Capitalization Value Fund                   5/2/05 (inception
                                                                        date) to 10/2/05      $  1,245      $0
Laudus Rosenberg International Equity Fund                              4/1/05 to 10/2/05     $  8,027      $0
                                                                        4/1/04 to 3/31/05     $ 10,347      $0
Laudus Rosenberg International Small Capitalization Fund                4/1/05 to 10/2/05     $197,388      $0
                                                                        4/1/04 to 3/31/05     $152,925      $0
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund   4/1/05 to 10/2/05     $  5,724      $0
                                                                        4/1/04 to 3/31/05     $ 15,525      $0
Laudus Rosenberg Value Long/Short Equity Fund                           4/1/05 to 10/2/05     $ 42,018      $0
                                                                        4/1/04 to 3/31/05     $ 66,352      $0
Laudus Rosenberg Global Long/Short Equity Fund                          4/1/05 to 10/2/05     $  6,227      $0
                                                                        4/1/04 to 3/31/05     $ 11,446      $0


     Effective October 3, 2005, the Trust also entered into a Fund Accounting Agreement with State Street Bank and Trust Company (in such capacity, the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the Funds' operations. For these services, the Fund Accountant is entitled to receive a base fee of $29,000 per annum for each of the Funds, with the exception of the Laudus Rosenberg Global Long/Short Equity Fund, for which the Fund Accountant is entitled to receive $33,000 per annum. The Fund Accountant is also entitled to a fee based on the average daily net assets of the Trust (the "Fund Accountant's Asset-Based Fee"). In calculating the Fund Accountant's Asset-Based Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as fund accountant (see footnote 11 above). The Fund Accountant's Asset-Based Fee will be calculated as follows:


 AVERAGE DAILY NET
      ASSETS           FEE
------------------   -------
First $100 billion   0.25 bp
Next $60 billion     0.18 bp
Thereafter           0.13 bp

     In addition, the Fund Accountant is entitled to a per security pricing fee based on the monthly holdings of each Fund equal to $2 for equity securities and $8 for fixed income securities. For certain of the Funds this fee could be quite substantial. Lastly, for each of the Laudus Rosenberg International Equity, Laudus Rosenberg International Small Capitalization, Laudus Rosenberg International Discovery and Laudus Rosenberg Global Long/Short Equity Funds, the Fund Accountant is entitled to a fair valuation fee of $4,000 per annum.


     For the periods indicated, State Street Bank and Trust Company in its capacity as Fund Accountant was entitled to receive, and waived, the following amounts:



                                                                         ENTITLED TO
                      FUND                             TIME PERIOD         RECEIVE     WAIVED
                      ----                         -------------------   -----------   ------
Laudus Rosenberg U.S. Small Capitalization Fund    4/1/06 to 3/31/07       $ 84,709      $0
                                                   10/3/05 to 3/31/06      $ 46,019      $0
Laudus Rosenberg U.S. Discovery Fund               4/1/06 to 3/31/07       $ 81,497      $0
                                                   10/3/05 to 3/31/06      $ 42,744      $0
Laudus Rosenberg U.S. Large Capitalization Fund    4/1/06 to 3/31/07       $ 36,034      $0
                                                   10/3/05 to 3/31/06      $ 20,588      $0
Laudus Rosenberg U.S. Large Capitalization
Growth Fund                                        4/1/06 to 3/31/07       $ 41,908      $0
                                                   10/3/05 to 3/31/06      $ 16,571      $0
Laudus Rosenberg U.S. Large Capitalization Value
Fund                                               4/1/06 to 3/31/07       $ 33,343      $0
                                                   10/3/05 to 3/31/06      $ 18,820      $0
Laudus Rosenberg International Equity Fund         4/1/06 to 3/31/07       $ 74,697      $0
                                                   10/3/05 to 3/31/06      $ 32,177      $0
Laudus Rosenberg International Small
Capitalization Fund                                4/1/06 to 3/31/07       $214,548      $0
                                                   10/3/05 to 3/31/06      $ 86,243      $0

Laudus Rosenberg U.S. Large/Mid Capitalization
Long/Short Equity Fund                             4/1/06 to 3/31/07       $ 33,629      $0
                                                   10/3/05 to 3/31/06      $ 22,437      $0
Laudus Rosenberg Value Long/Short Equity Fund      4/1/06 to 3/31/07       $ 77,236      $0
                                                   10/3/05 to 3/31/06      $ 33,761      $0
Laudus Rosenberg Global Long/Short Equity Fund     4/1/06 to 3/31/07       $105,762      $0
                                                   10/3/05 to 3/31/06      $ 43,123      $0
Laudus Rosenberg International Discovery Fund      *5/31/06 to 3/31/07     $ 54,100      $0



*    Commencement of operations.


Prior to October 3, 2005, the Funds' fund accountant was BISYS. For the periods indicated, the Funds paid, and BISYS waived, the following amounts in fund accounting fees:


                                                                                ENTITLED TO
                      FUND                                     TIME PERIOD       RECEIVE      WAIVED
                      ----                                  -----------------   -----------   ------
Laudus Rosenberg U.S. Large Capitalization Fund             4/1/05 to 10/2/05     $ 21,419      $0
                                                            4/1/04 to 3/31/05     $ 43,404      $0
Laudus Rosenberg U.S. Large Capitalization Growth Fund      4/1/05 to 10/2/05     $ 30,038      $0
                                                            4/1/04 to 3/31/05     $ 43,638      $0
Laudus Rosenberg U.S. Large Capitalization Value Fund       5/2/05 (inception     $ 18,267      $0
                                                            date) to 10/2/05
Laudus Rosenberg U.S. Discovery Fund                        4/1/05 to 10/2/05     $ 29,260      $0
                                                            4/1/04 to 3/31/05     $ 54,787      $0
Laudus Rosenberg U.S. Small Capitalization Fund             4/1/05 to 10/2/05     $ 23,104      $0
                                                            4/1/04 to 3/31/05     $ 44,550      $0
Laudus Rosenberg International Equity Fund                  4/1/05 to 10/2/05     $ 49,922      $0
                                                            4/1/04 to 3/31/05     $ 85,989      $0
Laudus Rosenberg International Small Capitalization Fund    4/1/05 to 10/2/05     $ 84,052      $0
                                                            4/1/04 to 3/31/05     $142,092      $0
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
Equity Fund                                                 4/1/05 to 10/2/05     $ 20,357      $0
                                                            4/1/04 to 3/31/05     $ 42,952      $0
Laudus Rosenberg Global Long/Short Fund                     4/1/04 to 3/31/05     $100,775      $0
Laudus Rosenberg Value Long/Short Equity Fund               4/1/05 to 10/2/05     $ 31,277      $0
                                                            4/1/04 to 3/31/05     $ 57,147      $0



*    Commencement of operations.

     Distributor and Distribution and Shareholder Service Plans. As stated in the Prospectus under the heading "Management of the Funds -- Distributor," effective October 3, 2005 Institutional Shares and Investor Shares of each Fund, and Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund, are sold on a continuous basis by the Trust's distributor, ALPS Distributors, Inc. (the "Distributor"). The Laudus Rosenberg U.S. Small Capitalization Fund was closed to new investors effective October 15, 2003. The Laudus Rosenberg International Small Capitalization Fund was closed to all investors, effective May 31, 2007, except the fund will continue to offer shares for purchase to certain qualified retirement plans that included (or offered) the fund as an investment option prior to May 31, 2007. The Laudus Rosenberg U.S. Discovery Fund closed to new investors on April 30, 2006. Existing shareholders of the Laudus Rosenberg U.S. Small Capitalization Fund and Laudus Rosenberg U.S. Discovery Fund ("Existing Shareholders") may continue to purchase additional shares in existing or new accounts and receive dividends and/or distributions in the form of additional shares of the Funds. Existing shareholders of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds may include retirement plans that held shares of either Fund at the time of that Fund's closing, as well as the participants of those retirement plans even if such participants have joined the retirement plan since the time of the Fund's closing. Existing shareholders also may include retirement plans sponsored by a sponsor of a retirement plan currently invested in the closed Fund, even if the retirement plan was not an investor at the time of the Fund's closing. In addition, investment advisers and wrap accounts may be considered existing shareholders if they held shares, on behalf of their clients, of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds at the time of each respective Fund's closing. The clients of investment advisers and wrap accounts may also be considered existing shareholders if they held shares of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds at the time of that Fund's closing. Shareholders of other Funds will not be permitted to exchange any shares for shares of the Laudus Rosenberg International Small Capitalization Fund. Shareholders of other Funds will not be permitted to exchange any shares for shares of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds unless such shareholders are also existing shareholders of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds. The Trust reserves the right at any time to modify the restrictions set forth above, including the suspension of all sales of all shares of the Laudus Rosenberg U.S. Small Capitalization, Laudus Rosenberg International Small Capitalization and Laudus Rosenberg U.S. Discovery Funds or the lifting of restrictions on different classes of investors and/or transactions. The Distributor's principal offices are located at 1625 Broadway, Suite 2200, Denver, Colorado, 80202. Under the Distributor's Contract between the Trust and the Distributor (the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.



     Pursuant to the Distribution and Shareholder Service Plans described in the Prospectus (each a "Plan"), in connection with the distribution of Investor Shares of the Trust and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of such shares, the Distributor receives certain distribution and shareholder service fees from the Trust. In addition, pursuant to the Service Plan described in the Prospectus, in connection with the provision of personal and/or account maintenance services to holders of Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund, the Distributor receives certain servicing fees from the Trust. The distribution and shareholder service fees will not be retained by the Distributor but will instead be reallowed to the financial intermediaries who provide these services. Any amount not reallowed to financial intermediaries will be waived or reimbursed to the Fund. The Distributor may pay all or a portion of the distribution and shareholder service fees it receives from the Trust to intermediaries. The Funds pay no fees in connection with the distribution of Institutional Shares.


     Effective October 3, 2005, ALPS Distributor, Inc. acts as the Fund's distributor. For the periods indicated, the Funds incurred distribution expenses and ALPS Distributor, Inc. paid intermediaries as follows:

                                                                                                        PAID OUT BY
                                                             DISTRIBUTION                               DISTRIBUTOR
                                                               EXPENSES     AMOUNT RETAINED   AMOUNT   AS DESCRIBED
FUND                                        TIME PERIOD        INCURRED      BY DISTRIBUTOR   WAIVED       ABOVE
----                                    ------------------   ------------   ---------------   ------   ------------
Laudus Rosenberg U.S. Large             4/1/06 to
Capitalization Fund                     3/31/07               $   25,202
                                        10/3/05 to 3/31/06    $   10,461           $0           $0          $0
Laudus Rosenberg U.S. Large             4/1/06 to
Capitalization Growth Fund              3/31/07               $    5,029
                                        10/3/05 to 3/31/06    $    2,235           $0           $0          $0
Laudus Rosenberg U.S. Large             4/1/06 to
Capitalization Value Fund               3/31/07               $    1,070
                                        10/3/05 to 3/31/06    $      149           $0           $0          $0
                                        4/1/06 to
Laudus Rosenberg U.S. Discovery Fund    3/31/07               $  639,781
                                        10/3/05 to 3/31/06    $  307,739           $0           $0          $0
Laudus Rosenberg U.S. Small             4/1/06 to
Capitalization Fund                     3/31/07               $  713,458
                                        10/3/05 to 3/31/06    $  373,196           $0           $0          $0
Laudus Rosenberg International Equity   4/1/06 to
Fund                                    3/31/07               $  128,048
                                        10/3/05 to 3/31/06    $   18,882           $0           $0          $0
Laudus Rosenberg International Small    4/1/06 to
Capitalization Fund                     3/31/07               $1,985,119
                                        10/3/05 to 3/31/06    $  829,193           $0           $0          $0
Laudus Rosenberg U.S. Large/Mid         4/1/06 to
Capitalization Long/Short Equity Fund   3/31/07               $   29,269
                                        10/3/05 to 3/31/06    $   13,070           $0           $0          $0
Laudus Rosenberg Global Long/Short      4/1/06 to
Equity Fund                             3/31/07               $   18,981
                                        10/3/05 to 3/31/06    $   12,153           $0           $0          $0
Laudus Rosenberg Value Long/Short       4/1/06 to
Equity Fund                             3/31/07               $  168,325
                                        10/3/05 to 3/31/06    $   64,490           $0           $0          $0
Laudus Rosenberg International          *5/31/06 to
Discovery Fund                          3/31/07               $   85,588



*    Commencement of operations.

     Prior to October 3, 2005, Laudus Distributor, Inc. acted as the Fund's distributor. For the periods indicated, the Funds incurred distribution expenses and Laudus Distributor, Inc. paid intermediaries as follows:


                                                                                                    PAID OUT BY
                                                             DISTRIBUTION      AMOUNT               DISTRIBUTOR
                                                               EXPENSES     RETAINED BY   AMOUNT   AS DESCRIBED
                 FUND                       TIME PERIOD        INCURRED     DISTRIBUTOR   WAIVED       ABOVE
                 ----                   ------------------   ------------   -----------   ------   ------------
Laudus Rosenberg U.S. Large
Capitalization Fund                     4/1/05 to 10/2/05      $  4,896       $     0       $0       $  4,896
                                        4/1/04 to 3/31/05      $  3,005       $   253       $0       $  2,752
                                        4/1/03 to 3/31/04      $  1,666       $   467       $0       $  1,199
                                        6/19/02
                                        (inception date)
                                        to 3/31/03             $    748       $   282       $0       $    466
Laudus Rosenberg U.S. Large
Capitalization Growth Fund              4/1/05 to 10/2/05      $  2,341       $     0       $0       $  2,341
                                        4/1/04 to 3/31/05      $  4,181       $   102       $0       $  4,079
                                        4/1/03 to 3/31/04      $  6,704       $ 2,562       $0       $  4,142
                                        4/1/02 to 3/31/03      $  1,325       $   476       $0       $    849
Laudus Rosenberg U.S. Large             5/2/05 (inception
Capitalization Value Fund               date) to 10/2/05       $     66       $     0       $0       $     66
Laudus Rosenberg U.S.
Discovery Fund                          4/1/05 to 10/2/05      $166,236       $     0       $0       $166,236
                                        4/1/04 to 3/31/05      $ 38,410       $   673       $0       $ 37,737
                                        4/1/03 to 3/31/04      $ 11,377       $ 3,684       $0       $  7,693
                                        4/1/02 to 3/31/03      $  5,799       $ 2,162       $0       $  3,637
Laudus Rosenberg U.S. Small
Capitalization Fund                     4/1/05 to 10/2/05      $366,783       $     0       $0       $366,783
                                        4/1/04 to 3/31/05      $765,132       $13,565       $0       $751,567
                                        4/1/03 to 3/31/04      $616,557       $22,218       $0       $594,339
                                        4/1/02 to 3/31/03      $355,775       $16,283       $0       $339,492
Laudus Rosenberg International
Equity Fund                             4/1/05 to 10/2/05      $ 15,298       $     0       $0       $ 15,298
                                        4/1/04 to 3/31/05      $ 14,406       $    16       $0       $ 14,390
                                        4/1/03 to 3/31/04      $  3,777       $   208       $0       $  3,569
                                        4/1/02 to 3/31/03      $    204       $    52       $0       $    152
Laudus Rosenberg International Small
Capitalization Fund                     4/1/05 to 10/2/05      $516,174       $     0       $0       $516,174
                                        4/1/04 to 3/31/05      $373,320       $10,181       $0       $363,139
                                        4/1/03 to 3/31/04      $119,492       $ 4,144       $0       $115,348
                                        4/1/02 to 3/31/03      $ 24,498       $   906       $0       $ 23,592

Laudus Rosenberg U.S. Large/Mid
Capitalization Long/Short Equity Fund   4/1/05 to 10/2/05      $ 10,454       $     0       $0       $ 10,454

                                                                                                    PAID OUT BY
                                                             DISTRIBUTION      AMOUNT               DISTRIBUTOR
                                                               EXPENSES     RETAINED BY   AMOUNT   AS DESCRIBED
                 FUND                       TIME PERIOD        INCURRED     DISTRIBUTOR   WAIVED       ABOVE
                 ----                   ------------------   ------------   -----------   ------   ------------
                                        4/1/04 to 3/31/05      $ 24,607       $   234       $0       $ 24,373
                                        4/1/03 to 3/31/04      $ 31,024       $ 1,404       $0       $ 29,620
                                        4/1/02 to 3/31/03      $ 15,563       $   449       $0       $ 15,114
Laudus Rosenberg Global Long/Short
Equity Fund                             4/1/05 to 10/2/05      $  7,133       $     0       $0       $  7,133
                                        4/1/04 to 3/31/05      $ 14,869       $   409       $0       $ 14,460
                                        4/1/03 to 3/31/04      $ 26,406       $ 1,320       $0       $ 25,086
                                        4/1/02 to 3/31/03      $  8,787       $   367       $0       $  8,418
Laudus Rosenberg Value Long/Short
Equity Fund                             4/1/05 to 10/2/05      $ 48,365       $     0       $0       $ 48,365
                                        4/1/04 to 3/31/05      $ 61,916       $ 4,042       $0       $ 57,874
                                        4/1/03 to 3/31/04      $ 94,379       $ 7,618       $0       $ 86,761
                                        4/1/02 to 3/31/03      $135,089       $10,089       $0       $125,000









     Each Plan may be terminated by a vote of the majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distributor's Contract (the "Independent Trustees"), or by a vote of a majority of the outstanding voting securities of the relevant class. Any change in a Plan that would materially increase the cost to Investor Shares requires approval by holders of the relevant class of shares. The Trustees of the Trust review a quarterly written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plans may be amended by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the plans are in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.


     The Distributor's Contract may be terminated with respect to any Fund or Investor Shares thereof at any time on 60 days' written notice without penalty either by the Distributor, by the Fund or class, or by the Trust and will terminate automatically in the event of its assignment.

     The Plans and the Distributor's Contract will continue in effect with respect to each class of shares to which they relate for two years and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the outstanding shares of a class, provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose.

     If any Plan or the Distributor's Contract is terminated (or not renewed with respect to one or more classes), it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has not been renewed).

     The Trustees believe that the Plan will benefit the Funds and their shareholders. Based on the experience of the Funds under the Plan, and the relative success that this method of distribution has had for the Funds, the Trustees believe that the Plan will likely result in higher Fund asset levels. Higher Fund asset levels can be expected to reduce Fund expense ratios and increase the ability of the Adviser to seek out more investment opportunities for the Funds in order to obtain greater portfolio diversification.

     The Plans are "compensation" plans. This means that the fees are payable to compensate the Distributor or another intermediary for services rendered even if the amount paid exceeds the Distributor's or intermediary's expenses. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


     Custodial Arrangements. The Trust's custodians are: Custodial Trust Company ("CTC") Princeton, NJ 08540, for the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Value Long/Short Equity Fund and the Laudus Rosenberg Global Long/Short Equity Fund and State Street Bank and Trust Company, Boston, Massachusetts 02102, for the Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg International Discovery Fund, and Laudus Rosenberg U.S. Large Capitalization Growth Fund, (each a "Custodian" and, collectively, the "Custodians"). As such, each Custodian holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to each relevant Fund. Upon instruction, each Custodian receives and delivers cash and securities of the relevant Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.



     Independent Registered Public Accounting Firm. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 3 Embarcadero Center, San Francisco, California 94111. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements, assists in the preparation of the Trust's federal and state income tax returns and filings with the SEC, and consults with the Trust as to matters of accounting and federal and state income taxation.



     Codes Of Ethics. Each of the Trust (on behalf of each Fund), CSIM, AXA Rosenberg and the Distributor (as the Funds' principal underwriter) have adopted codes of ethics (each a "Code") pursuant to Rules 17j-1 and 204A-1 of the 1940 Act and the Investment Advisers Act of 1940. Each permits personnel subject thereto to invest in securities subject to certain conditions or restrictions. CSIM's Code permits personnel to buy or sell, directly or indirectly, securities for their own accounts. This includes securities that may be purchased or held by the funds CSIM manages. Securities transactions by some of these individuals are subject to prior approval of CSIM's Chief Compliance Officer or designee and are subject to certain restrictions. Covered securities transactions are subject to quarterly and annual reporting and review requirements. AXA Rosenberg's Code permits personnel to buy or sell securities for their own accounts and accounts for which they are the beneficial owner so long as the investment does not lead to an actual or potential conflict of interest. This includes securities that may be purchased or held by the funds AXA Rosenberg advises or subadvises. Securities transactions may be subject to prior approval of AXA Rosenberg's Chief Compliance Officer or his or her alternate. Most securities transactions are subject to quarterly reporting and review requirements. The Distributor's Code permits personnel subject thereto to invest in securities, including securities that the Fund may purchase or hold, so long as the individual, in the ordinary course of fulfilling his or her duties, does not have knowledge of a pending buy or sell order by the Funds. In such cases where such knowledge may exist, the individual is prohibited from engaging in such transactions while the buy or sell order is pending.


                             PORTFOLIO TRANSACTIONS

     Investment Decisions. The purchase and sale of portfolio securities for the Funds and for the other investment advisory clients of AXA Rosenberg are made by AXA Rosenberg with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of AXA Rosenberg even though it could also have been purchased or sold for other clients at the same time.

     Likewise, a particular security may be purchased on behalf of one or more clients when AXA Rosenberg is selling the same security on behalf of one or more other clients. In some instances, therefore, AXA Rosenberg, acting for one client may sell a particular security to another client indirectly. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected pro rata on the basis of cash available or another equitable basis so as to avoid any one account being preferred over any other account.

     Brokerage and Research Services. It is AXA Rosenberg's policy to select brokers for Fund trades on the basis of "best execution." As a fiduciary to its advisory clients, AXA Rosenberg endeavors to seek best execution for client transactions by executing securities transactions for its clients in such a manner that the client's net costs or proceeds in each transaction are the most favorable under the circumstances, i.e., by seeking to obtain not necessarily the lowest commission cost, but the best overall qualitative execution.

     In determining which broker offers best execution for a particular transaction, AXA Rosenberg maintains a list of approved brokers and AXA Rosenberg's traders consider a number of factors, including: (i) the broker's effectiveness in executing trades; (ii) the reliability, integrity, confidentiality, promptness, reputation and financial condition of the broker (including the trader's past execution history with the broker); (iii) the size of the trade, its relative difficulty and the security's trading characteristics and liquidity; (iv) the quality and breadth of products offered by the broker; and (v) the broker's willingness to accept AXA Rosenberg's standardized commission rates.

     AXA Rosenberg may aggregate client orders for the purpose of purchasing or selling particular securities. The aggregation of orders may provide an overall benefit to AXA Rosenberg's clients by achieving, in aggregate, a relatively better purchase or sale price, lower commission expenses, lower market impact, beneficial timing of transactions, or a combination of such factors. Aggregated trades are allocated automatically among various clients by AXA Rosenberg's investment model which includes "fairness rules" designed to allocate the aggregated trades across individual client accounts in a way that is intended to ensure fair and equitable treatment on average over time for all clients.


     AXA Rosenberg has entered into soft dollar arrangements with a number of brokers. Under these individually-negotiated arrangements, selected brokers have agreed to provide AXA Rosenberg with soft dollar credits based upon the value of commissions earned by each broker from AXA Rosenberg trades. Such soft dollar credits are available to defray research and brokerage expenses incurred by AXA Rosenberg. Soft dollar research and brokerage services may be provided either directly by the broker or indirectly through a third party (i.e., billed to the broker, with the financial obligation running only to the broker). By using such soft dollar credits, AXA Rosenberg believes that it can offer and maintain lower management fees than would otherwise be available to its clients. It is AXA Rosenberg's intention to use soft dollar credits in a manner consistent with the "safe harbor" provisions of Section 28(e) of the 1934 Act. Accordingly, it is AXA Rosenberg's policy to permit the use of soft dollar credits for "research" and "brokerage" services and products which provide appropriate assistance in the investment decision-making process.


     For the period indicated, the Funds paid brokerage commissions as follows:


                                                  4/1/04 - 3/31/05   4/1/05 - 3/31/06   4/1/06 - 3/31/07
                                                  ----------------   ----------------   ----------------
Laudus Rosenberg U.S. Small Capitalization Fund     $2,667,209.59       $2,566,530         $2,488,557
Laudus Rosenberg U.S. Discovery Fund                $  516,535.34       $1,633,382         $1,686,397

                                                  4/1/04 - 3/31/05   4/1/05 - 3/31/06   4/1/06 - 3/31/07
                                                  ----------------   ----------------   ----------------
Laudus Rosenberg U.S. Large Capitalization Fund     $   98,377.73       $  106,027         $  198,588
Laudus Rosenberg U.S. Large Capitalization
   Growth Fund                                      $    7,099.87       $   32,113         $   59,151
Laudus Rosenberg U.S. Large Capitalization
   Value Fund *                                     $           0       $    8,908         $    9,090
Laudus Rosenberg International Equity Fund          $   12,873.66       $   17,279         $   70,639
Laudus Rosenberg International Small
   Capitalization Fund                              $  341,898.04       $  896,640         $1,071,949
Laudus Rosenberg U.S. Large/Mid Capitalization
   Long/Short Equity Fund                           $  125,489.75       $  117,921         $  100,199
Laudus Rosenberg Value Long/Short Equity Fund       $  534,670.36       $1,016,073         $1,410,994
Laudus Rosenberg Global Long/Short Equity Fund      $   85,908.96       $  116,178         $  136,835
Laudus Rosenberg International Discovery Fund**               n/a              n/a         $   74,767


*    Commencement of operations: May 2, 2005.


**   Commencement of operations: May 31, 2006.



                             REGULAR BROKER-DEALERS



A fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended March 31, 2007, certain of the funds purchased securities issued by the following regular broker-dealers:



LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND



                                 VALUE OF FUND'S HOLDINGS AS OF
                                         MARCH 31, 2007
                                 ------------------------------
    Regular Broker-Dealer

CITIGROUP GLOBAL MARKETS, INC.             $  729,000
THE BANK OF NEW YORK, INC.                 $1,348,000



LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND



                                 VALUE OF FUND'S HOLDINGS AS OF
                                         MARCH 31, 2007
                                 ------------------------------
    Regular Broker-Dealer

STATE STREET BANK & TRUST                   $376,000
THE BANK OF NEW YORK, INC.                  $ 81,000

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND



                                 VALUE OF FUND'S HOLDINGS AS OF
                                         MARCH 31, 2007
                                 ------------------------------
   Regular Broker-Dealer

DEUTSCHE BANK SECURITIES, INC.             $1,683,000
CREDIT AGRICOLE INDOSUEZ
   SECURITIES, INC.                        $  969,000
DAIWA SECURITIES AMERICA, INC.             $  457,000
UBS AG                                     $2,022,000
ABN AMRO, INC.                             $  237,000



LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT FUND



                                 VALUE OF FUND'S HOLDINGS AS OF
                                         MARCH 31, 2007
                                 ------------------------------
   Regular Broker-Dealer

MERRILL LYNCH & CO., INC.                   $588,000



LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND



                                 VALUE OF FUND'S HOLDINGS AS OF
                                         MARCH 31, 2007
                                 ------------------------------
    Regular Broker-Dealer

MERRILL LYNCH & CO., INC.                   $180,000


     Performance Comparisons. Investors may judge the performance of the Funds by comparing them to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's and to data prepared by Lipper, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Weisenberger, The New York Times, Business Week, U.S.A. Today, Institutional Investor and other periodicals. In addition to performance information, general information about the Funds that appears in publications such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of AXA Rosenberg in comparison to other investment advisers and to other institutions.

     From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders:
(1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

     The Trust is a diversified open-end series investment company organized as a Massachusetts business trust. A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust"), is on file with the Secretary of the Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to "Barr Rosenberg Series Trust" from "Rosenberg Series Trust" on August 5, 1996. Effective March 30, 2004, the Trust changed its name to the "Laudus Trust."


     Interests in the Trust's portfolios are currently represented by shares of eleven series, the Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg International Discovery Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Value Long/Short Equity Fund, and Laudus Rosenberg Global Long/Short Equity Fund issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in the Prospectus.


     The Laudus Rosenberg U.S. Small Capitalization Fund is divided into three classes of shares: Institutional Shares, Investor Shares and Adviser Shares. Each other series of the Trust is divided into two classes of shares:
Institutional Shares and Investor Shares.

     Each class of shares of each Fund represents interests in the assets of such Fund and has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class, and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust.

VOTING RIGHTS

     Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and
(ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.

     Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution and shareholder service plan applicable to that class. All classes of shares of a Fund will vote together, except with respect to any distribution and shareholder service plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.

     There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Independent Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.


     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. Trustees may, without approval of the relevant shareholders, amend the Declaration of Trust to combine one or more series or classes of the Trust into a single series or class on such terms and conditions as the Trustees shall determine.


     Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Trust at P. O. Box 8032, Boston, Massachusetts 02266. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because proposals must comply with certain federal securities regulations.

PROXY VOTING

     The Trust's proxy voting policy is attached as Appendix A to this Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Funds' website at www.laudusfunds.com. It is also available in the Funds' Form N-PX which can be obtained on the SEC's website at www.sec.gov.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which he is or was a shareholder would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In addition, CSIM has agreed to indemnify each Trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such Trustee's status as a Trustee of the Trust.

OWNERS OF 5% OR MORE OF A FUND'S SHARES.


     The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of each respective Fund as of July 20, 2007. Those persons who beneficially own more than 25% of a particular class of shares in a particular Fund may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.



                  FUND                          CUSTOMER NAME AND ADDRESS       % OWNED
                  ----                     ----------------------------------   -------
  LAUDUS ROSENBERG US SMALL CAP FUND -
          INVESTOR SHARE CLASS                  Charles Schwab & Co. Inc.         9.16%
                                                   Attn: Mutual Funds
                                                  101 Montgomery Street
                                              San Francisco, CA 94104-4151

                                            National Financial Services Corp.     6.22%
                                                     200 Liberty St.
                                               One World Financial Center
                                                 New York, NY 10281-1003
                                                      MLPF & Smith               15.95%
                                                  4800 Deer Lake Dr. E
                                               Jacksonville, FL 32246-6484

                                                As Trustee Custodian for         17.46%

                                                Various Retirement Plans
                                           C/O Diversified Investment Advisors
                                               4 Manhattanville RD MD 2-41
                                                 Purchase, NY 10577-2139

                                                        MAC & Co.                34.96%
                                                  FBO DOM Salaried Plan
                                                 Mutual Funds Operations
                                                       PO BOX 3198
                                                Pittsburgh, PA 15230-3198

  LAUDUS ROSENBERG US SMALL CAP FUND -
       INSTITUTIONAL SHARE CLASS                Charles Schwab & Co. Inc.        24.00%
                                                   Attn: Mutual Funds
                                                  101 Montgomery Street
                                              San Francisco, CA 94104-4151

                                            National Financial Services Corp.    13.14%
                                                 Attn: Mutual Funds Dept
                                                     200 Liberty St.
                                               One World Financial Center
                                                 New York, NY 10281-1003

                                           Fidelity Investments Institutional     6.94%
                                                    100 Magellan Way
                                                      Covington, KY

                                              State Street Bank & Trust Co.       5.92%
                                                 IKON OFF Solutions Inc.
                                                      RTR & Saving
                                                 105 Rosemont Ave. WES2N
                                                      Westwood, MA

LAUDUS ROSENBERG US SMALL CAP FUND - ADV     Citigroup Global Markets Inc.,      22.31%
                                             333 West 34th Street -3rd Floor
                                                 New York, NY 10001-2402

                                              Vanguard Fiduciary Trust Co.,      13.87%
                                                       PO BOX 2600
                                               Valley Forge, PA 19482-2600

                                                        MAC & Co                 16.76%
                                                       GNCF1018002
                                                 Mutual Fund Operations
                                                       PO BOX 3198
                                                Pittsburgh, PA 19482-2600

                                                        MAC & Co.                 6.44%
                                                     A/C DTCF6006012
                                                FBO Giant Eagle EMP Svgs

                                                 Mutual Funds Operations
                                                       PO Box 3198
                                                Pittsurgh, PA 15230-3198

  LAUDUS ROSENBERG US DISCOVERY FUND -
          INVESTOR SHARE CLASS                  Charles Schwab & Co. Inc.        25.75%
                                                   Attn: Mutual Funds
                                                  101 Montgomery Street
                                              San Francisco, CA 94104-4151

                                            National Financial Services Corp.    35.74%
                                                 Attn: Mutual Funds Dept
                                                     200 Liberty St.
                                               One World Financial Center
                                                 New York, NY 10281-1003

                                               DCGT as Trustee and or Cust       11.63%
                                              FBO Principal Financial Group
                                                    Omnibus Qualified
                                                  ATTN: NPIO Trade Desk
                                                      711 High St.,
                                                Des Moines, IA 50309-2732

                                                         TRUSTAR                 10.45%
                                                    FBO Church of God
                                                  ATTN: NPIO Trade Desk
                                                       PO BOX 8963
                                                Wilmington, DE 19899-8963

  LAUDUS ROSENBERG US DISCOVERY FUND -
       INSTITUTIONAL SHARE CLASS                Charles Schwab & Co. Inc.        21.07%
                                                   Attn: Mutual Funds
                                                  101 Montgomery Street
                                              San Francisco, CA 94104-4151

                                            National Financial Services Corp.    40.20%
                                                 Attn: Mutual Funds Dept
                                                     200 Liberty St.
                                               One World Financial Center
                                                 New York, NY 10281-1003

                                              Mercer Trust Company TTEE FBO       8.57%
                                             IBEW Local #134 Pension Plan #5
                                               Attn: DC Plan Admin MS c4d
                                                     1 Investors Way
                                                 Norwood, MA 02062-1599

  LAUDUS ROSENBERG US LARGE CAP FUND -
          INVESTOR SHARE CLASS                  Charles Schwab & Co. Inc.        88.07%
                                                   Attn: Mutual Funds

                                                  101 Montgomery Street
                                              San Francisco, CA 94104-4151

  LAUDUS ROSENBERG US LARGE CAP FUND -
             INSTITUTIONAL                      Charles Schwab & Co. Inc.        28.95%
                                                   Attn: Mutual Funds
                                                  101 Montgomery Street
                                              San Francisco, CA 94104-4151

                                            National Financial Services Corp.    31.96%
                                                 Attn: Mutual Funds Dept
                                                     200 Liberty St.
                                               One World Financial Center
                                                 New York, NY 10281-1003

                                                       SAXON & CO                10.75%
                                                  FBO 21-35-001-0674316
                                                    PO BOX 7780-1888
                                               Philadelphia, PA 19182-0001

                                                      Turtle & Co.                5.20%
                                           C/O State Street Bank & Trust Co.,
                                                       PO BOX 5489
                                                  Boston, MA 02206-5489

  LAUDUS ROSENBERG US LARGE CAP GROWTH
      FUND - INVESTOR SHARE CLASS               Charles Schwab & Co. Inc.        64.04%
                                                   Attn: Mutual Funds
                                                  101 Montgomery Street
                                              San Francisco, CA 94104-4151

                                            National Financial Services Corp.    20.12%
                                                 Attn: Mutual Funds Dept
                                                     200 Liberty St.
                                               One World Financial Center
                                                 New York, NY 10281-1003

  LAUDUS ROSENBERG US LARGE CAP GROWTH
    FUND - INSTITUTIONAL SHARE CLASS            Charles Schwab & Co. Inc.        68.94%
                                                   Attn: Mutual Funds
                                                  101 Montgomery Street
                                              San Francisco, CA 94104-4151

                                                  Commercial Properties          30.86%
                                                       PO BOX 1012
                                                  Salem, OR 97308-1012

 LAUDUS ROSENBERG INTERNATIONAL EQUITY
      FUND - INVESTOR SHARE CLASS               Charles Schwab & Co. Inc.        33.15%
                                                   Attn: Mutual Funds
                                                  101 Montgomery Street
                                              San Francisco, CA 94104-4151

                                                  Fidelity Investments           57.08%
                                           Institutional Operations Co. Inc.,
                                                    100 Magellan Way
                                                Covingtonm KY 41015-1999

 LAUDUS ROSENBERG INTERNATIONAL EQUITY
    FUND - INSTITUTIONAL SHARE CLASS            Charles Schwab & Co. Inc.        40.63%
                                                   Attn: Mutual Funds
                                                  101 Montgomery Street
                                              San Francisco, CA 94104-4151

                                                  SEI Private Trust Co.          55.03%
                                                 C/O First Hawaiian Bank
                                                  1 Freedom Valley Dr.,
                                                     Oaks, PA 19456

  LAUDUS ROSENBERG INTERNATIONAL SMALL
       CAP - INVESTOR SHARE CLASS               Charles Schwab & Co. Inc.        39.12%
                                                   Attn: Mutual Funds
                                                  101 Montgomery Street
                                              San Francisco, CA 94104-4151

                                            National Financial Services Corp.    24.05%
                                                 Attn: Mutual Funds Dept
                                                     200 Liberty St.
                                               One World Financial Center
                                                 New York, NY 10281-1003

                                                         US Bank                  7.67%
                                                 FBO Private Asset Mgmt
                                                         PO BOX
                                                Milwaukee, WI 53201-1787

  LAUDUS ROSENBERG INTERNATIONAL SMALL
    CAP - INSTITUTIONAL SHARE CLASS             Charles Schwab & Co. Inc.        53.26%
                                                   Attn: Mutual Funds
                                                  101 Montgomery Street
                                              San Francisco, CA 94104-4151

                                            National Financial Services Corp.    12.43%
                                                 Attn: Mutual Funds Dept
                                                     200 Liberty St.
                                               One World Financial Center

                                                 New York, NY 10281-1003

   LAUDUS ROSENBERG US LARGE MID CAP
 LONG/SHORT FUND - INVESTOR SHARE CLASS         Charles Schwab & Co. Inc.        39.47%
                                                   Attn: Mutual Funds
                                                  101 Montgomery Street
                                              San Francisco, CA 94104-4151

                                            National Financial Services Corp.    26.53%
                                                 Attn: Mutual Funds Dept
                                                     200 Liberty St.
                                               One World Financial Center
                                                 New York, NY 10281-1003

   LAUDUS ROSENBERG US LARGE MID CAP
 LONG/SHORT FUND - INSTITUTIONAL SHARE
                 CLASS                          Charles Schwab & Co. Inc.        70.63%
                                                   Attn: Mutual Funds
                                                  101 Montgomery Street
                                              San Francisco, CA 94104-4151

                                            National Financial Services Corp.    25.14%
                                                 Attn: Mutual Funds Dept
                                                     200 Liberty St.
                                               One World Financial Center
                                                 New York, NY 10281-1003

 LAUDUS ROSENBERG VALUE LONG/SHORT FUND
         - INVESTOR SHARE CLASS                 Charles Schwab & Co. Inc.         8.06%
                                                   Attn: Mutual Funds
                                                  101 Montgomery Street
                                              San Francisco, CA 94104-4151

                                            National Financial Services Corp.    70.38%
                                                 Attn: Mutual Funds Dept
                                                     200 Liberty St.
                                               One World Financial Center
                                                 New York, NY 10281-1003

 LAUDUS ROSENBERG VALUE LONG/SHORT FUND
      - INSTITUTIONAL SHARE CLASS               Charles Schwab & Co. Inc.        23.06%
                                                   Attn: Mutual Funds
                                                  101 Montgomery Street
                                              San Francisco, CA 94104-4151

                                            National Financial Services Corp.    67.04%
                                                 Attn: Mutual Funds Dept
                                                     200 Liberty St.

                                               One World Financial Center
                                                 New York, NY 10281-1003

LAUDUS ROSENBERG GLOBAL LONG/SHORT FUND
         - INVESTOR SHARE CLASS                 Charles Schwab & Co. Inc.        43.20%
                                                   Attn: Mutual Funds
                                                  101 Montgomery Street
                                              San Francisco, CA 94104-4151

                                            National Financial Services Corp.    12.35%
                                                 Attn: Mutual Funds Dept
                                                     200 Liberty St.
                                               One World Financial Center
                                                 New York, NY 10281-1003

                                                Trust Company of America         28.01%
                                                       PO BOX 6503
                                                Englewood, CO 80155-6503

LAUDUS ROSENBERG GLOBAL LONG/SHORT FUND
      - INSTITUTIONAL SHARE CLASS               Charles Schwab & Co. Inc.        83.22%
                                                   Attn: Mutual Funds
                                                  101 Montgomery Street
                                              San Francisco, CA 94104-4151
                                                   Attn: Mutual Funds

                                            National Financial Services Corp.    11.63%
                                                 Attn: Mutual Funds Dept
                                                     200 Liberty St.
                                               One World Financial Center
                                                 New York, NY 10281-1003

  LAUDUS ROSENBERG US LARGE CAP VALUE
      FUND - INVESTOR SHARE CLASS               Charles Schwab & Co. Inc.        95.63%
                                                   Attn: Mutual Funds
                                                  101 Montgomery Street
                                              San Francisco, CA 94104-4151

  LAUDUS ROSENBERG US LARGE CAP VALUE
    FUND - INSTITUTIONAL SHARE CLASS            Charles Schwab & Co. Inc.        99.96%
                                                   Attn: Mutual Funds
                                                  101 Montgomery Street
                                              San Francisco, CA 94104-4151

     LAUDUS ROSENBERG INTERNATIONAL
 DISCOVERY FUND - INVESTOR SHARE CLASS          Charles Schwab & Co. Inc.        85.68%
                                                   Attn: Mutual Funds
                                                  101 Montgomery Street

                                              San Francisco, CA 94104-4151

                                            National Financial Services Corp.     6.33%
                                                 Attn: Mutual Funds Dept
                                                     200 Liberty St.
                                               One World Financial Center
                                                 New York, NY 10281-1003

     LAUDUS ROSENBERG INTERNATIONAL
  DISCOVERY FUND - INSTITUTIONAL SHARE
                 CLASS                          Charles Schwab & Co. Inc.        85.40%
                                                   Attn: Mutual Funds
                                                  101 Montgomery Street
                                              San Francisco, CA 94104-4151

  LAUDUS ROSENBERG US SMALL CAP FUND -
       INSTITUTIONAL SHARE CLASS               Charles Schwab Trust DCC&S         5.24%
                                                      Omnibus Acct
                                                215 Fremont St. 6th Floor
                                                 San Francisco, CA 94105

  LAUDUS ROSENBERG US LARGE CAP FUND -
          INVESTOR SHARE CLASS              FBO Bear Stearns Omnibus Account     19.19%
                                                   101 Montgomery St.
                                                 San Francisco, CA 94104

  LAUDUS ROSENBERG US LARGE CAP FUND -
          INSTITUTIONAL SHARES                 Charles Schwab Trust DCC&S        12.13%
                                                     Omnibus Account
                                                215 Fremont St. 6th Floor
                                                 San Francisco, CA 94105

  LAUDUS ROSENBERG US LARGE CAP GROWTH
      FUND - INSTITUTIONAL SHARES                  Schwab Target 2010             8.25%
                                                  101 Montgomery Street
                                                 San Francisco, CA 94104

                                                   Schwab Target 2010             8.25%
                                                   101 Montgomery St.
                                                 San Francisco, CA 94104

                                                   Schwab Target 2020            14.46%
                                                   101 Montgomery St.
                                                 San Francisco, CA 94104

                                                   Schwab Target 2030            10.19%
                                                   101 Montgomery St.
                                                 San Francisco, CA 94104

                                                   Schwab Target 2040             7.36%

                                                   101 Montgomery St.
                                                 San Francisco, CA 94104

 LAUDUS ROSENBERG INTERNATIONAL EQUITY
    FUND - INSTITUTIONAL SHARE CLASS                   Fred Kavli                 6.24%
                                                 1801 Solar Dr. Ste 250
                                                    Oxnard, CA 93030

                                               Charles Schwab Trust DCC&S        13.54%
                                                      Omnibus Acct
                                                215 Fremont St. 6th Floor
                                                 San Francisco, CA 94105

   LAUDUS ROSENBERG US LARGE MID CAP
 LONG/SHORT FUND - INVESTOR SHARE CLASS    Ameriprise Financial Services #216    21.42%
                                                   101 Montgomery St.
                                                 San Francisco, CA 94104

   LAUDUS ROSENBERG US LARGE MID CAP
 LONG/SHORT FUND - INSTITUTIONAL SHARE
                 CLASS                      Barr & June Rosenberg Foundation     18.41%
                                                 Attn: Annette Anderson
                                                 21-c Orinda Way PMB 302
                                                    Orinda, CA 94563

LAUDUS ROSENBERG GLOBAL LONG/SHORT FUND
      - INSTITUTIONAL SHARE CLASS           Barr & June Rosenberg Foundation     37.96%
                                                 Attn: Annette Anderson
                                                 21-c Orinda Way PMB 302
                                                    Orinda, CA 94563

                                                   Rosenberg Alpha LP
                                                      A Partnership               6.78%
                                                 Attn: Annette Anderson
                                                 21-c Orinda Way PMB 302
                                                    Orinda, CA 94563

                                               Charles Schwab Trust DCC&S        17.41%
                                                      Omnibus Acct
                                                  215 Fremont St. Fl 6
                                                 San Francisco, CA 94105

 LAUDUS ROSENBERG US LARGE VALUE FUND -
          INVESTOR SHARE CLASS                        Douglas Risen               5.34%
                                                    2024 Delancey St.
                                                    Philadelphia, PA

                                                    Diane Strickland              8.83%
                                                   5090 Wild Ginger CV



                                  Norcross, GA

     The officers and Trustees of the Trust, as a group, owned less than 1% of any class of outstanding shares of the Trust as of July 24, 2007.


                 DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION

     Information regarding the availability of the Funds' portfolio securities can be obtained by calling 1.800.447.3332.

     The disclosure of portfolio securities information to shareholders and other parties, prior to regular public filings, may be authorized only by the Trust's President upon prior consultation with the Funds' subadviser and the Funds' Chief Legal Officer. Prior to authorizing the disclosure of portfolio securities, the Trust's President must determine that: (i) such disclosure is in the best interests of the Funds' shareholders; and (ii) that no conflict exists between the interests of the Funds' shareholders and those of the Funds' Adviser, subadviser or principal underwriter.

     Portfolio securities information also may be made available on a selective basis to service providers, ratings agencies, consultants and other qualified financial professionals when the President upon prior consultation with the Funds' subadviser and the Funds' Chief Legal Officer, determines such disclosure meets the requirements for non-selective disclosure and serves a legitimate business purpose. Agreements entered into with a service provider to whom the Funds selectively disclose portfolio securities information will generally include the confidentiality provisions customary in such agreements. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio securities information, a Fund would not continue to conduct business with a person who the Fund believes was misusing the disclosed information. Any third-party who is not a service provider to the Funds to whom the Funds selectively disclose portfolio securities information will, prior to that disclosure, be required to sign an agreement describing the permitted use of portfolio securities information and providing that: (i) the portfolio securities information will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement. As part of its ongoing review of Fund operations, the Board of Trustees will periodically review any agreements that the Trust has entered into to selectively disclose portfolio securities information.


A complete list of each Fund's portfolio holdings is published on the Laudus website at www.luadus.com, under "Prospectuses and Reports", typically 60-80 days after the end of each Fund's fiscal quarter. The portfolio holdings information available on the Funds' website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. The Funds provide on the website quarterly information regarding certain attributes of a Fund's portfolio, such as a Fund's sector weightings, composition, credit quality and duration and maturity, as applicable. The information on the website is publicly available to all categories of persons.



Each Fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information ("early disclosure"). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the Funds determines that the disclosure is in the best interests of the Funds and that there are no conflicts of interest between the Fund's shareholders and Fund's adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.


The Funds' service providers, including, without limitation, the Adviser, subadviser, distributor, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive early disclosure of portfolio securities information as frequently as daily in connection with the services they perform for the Funds. The names of those persons to whom the Funds selectively disclose portfolio securities information will be disclosed in this Statement of Additional Information. CTC, Bear Stearns, Institutional Shareholder Services and State Street Bank and Trust Company, as service providers to the Funds, are currently receiving this information on a daily basis. RR Donnelley, as a service provider to the Funds, is currently receiving this information on a quarterly basis. Service providers will be subject to a duty of confidentiality with respect to any portfolio securities information whether imposed by the provisions of the service provider's contract with the Trust or by the nature of the service provider's relationship with the Trust. In accordance with the exemptive order issued by the SEC to iShares and procedures approved by the Trust's Board of Trustees, the Trust will promptly notify iShares Funds in writing of any purchase or acquisition of shares of an iShares Fund that causes a Fund to hold
(i) 5% or more of such iShares Fund's total outstanding voting securities, and
(ii) 10% or more of such iShares Fund's total outstanding voting securities. In addition, the adviser or sub-adviser will, upon causing a Fund to acquire more than 3% of an open-end iShares Fund's outstanding shares, notify the open-end iShares Fund of the investment.


     The Funds may disclose non-material information including commentary and aggregate information about the characteristics of a Fund in connection with or relating to a Fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any Fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.

     Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a Fund. Commentary and analysis includes, but is not limited to, the allocation of a Fund's portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of a Fund, the attribution of Fund returns by asset class, sector, industry and country, and the volatility characteristics of a Fund.

     Neither the Funds nor the Funds' Adviser or subadviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

                        DETERMINATION OF NET ASSET VALUE

     Each business day, each Fund calculates its share price, or NAV, as of the close of the New York Stock Exchange ("NYSE"). This means that NAVs are calculated using the values of each Fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees. Each Fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the Funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the Funds pursuant to the procedures.

                        PURCHASE AND REDEMPTION OF SHARES

     The procedures for purchasing shares of each of the Funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the Funds are described in the Prospectus.


     The Laudus Rosenberg U.S. Small Capitalization Fund closed to new investors on October 15, 2003. The Laudus Rosenberg U.S. Discovery Fund closed to new investors on April 30, 2006. As described in more detail in the Prospectus, existing shareholders may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of these Funds. The Laudus Rosenberg International Small Capitalization Fund closed to all investors, effective May 31, 2007, except the Fund will continue to offer shares for purchase to certain qualified retirement plans that included (or offered) the Fund as an investment option prior to May 31, 2007.


     As described in the Prospectus, the Trust reserves the right, in its sole discretion, to reject purchase orders for shares of a Fund. As a general matter, the Trust expects that it will not accept purchase orders when the purchase price is to be paid by cash (in the form of actual currency), third party checks, checks payable in foreign currency, credit card convenience checks or traveler's checks.

     The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers have also been authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives such order. Such orders will be priced at the respective Fund's net asset value per share next determined after such orders are received by an authorized broker or the broker's authorized designee.

                              FINANCIAL STATEMENTS


     The Report of the Independent Registered Public Accounting Firm and financial statements of the Funds in the Trust's Annual Report for the period ended March 31, 2007 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to Laudus Trust, P. O. Box 8032, Boston, Massachusetts 02266 or telephoning 1.800.447.3332.


     The financial statements incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

APPENDIX A - DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES



Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM 's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSM's Fund Administration, Legal, and Portfolio Management Departments, and chaired by CSIM's Vice President-Portfolio Operations & Analytics. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.



The Boards of Trustees (the "Trustees") of The Laudus Trust, and Laudus Variable Trust (collectively, the "Funds" or "Laudus Funds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Laudus Funds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Laudus Funds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.



To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. CSIM has also retained Glass Lewis & Co. ("Glass Lewis"), as an additional expert in proxy voting, to assist CSIM in voting proxies of limited partnerships. Glass Lewis is an independent provider of global proxy research and voting recommendations.


PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.


     Except under each of the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.



     ISS's Proxy Procedures are not intended to cover proxies of limited partnerships ("LP Proxies"), and accordingly ISS does not provide analysis or voting recommendations for LP Proxies. To assist in its responsibility for voting LP Proxies, the Proxy Committee has received and reviewed Glass Lewis's written proxy policy guidelines ("Glass Lewis's Proxy Procedures") and has determined that Glass

Lewis's Proxy Procedures are consistent with CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to Glass Lewis's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients. In general, the Proxy Committee or its designee will instruct ISS to vote an LP Proxy consistent with the recommendation provided by Glass Lewis in accordance with Glass Lewis's Proxy Procedures.



     For proxy issues, including LP Proxy issues, that are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS or Glass Lewis, as applicable. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.



     With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., "echo vote"), unless otherwise required by law. When required by law, the Proxy Committee will also "echo vote" proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the Laudus Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Laudus Funds, under certain circumstances, to "echo vote" proxies of registered investment companies that serve as underlying investments of the Laudus Funds. When not required to "echo vote," the Proxy Committee will delegate to ISS responsibility for voting proxies of an unaffiliated mutual fund in accordance with ISS's Proxy Procedures.



     In addition to ISS not providing analyses or recommendations for LP Proxies, there may be other circumstances in which ISS does not provide an analysis or recommendation for voting a security's proxy. In that event, and when the following criteria are met, two members of the Proxy Committee, including at least one representative from equity Portfolio Management, may decide how to vote such proxy in order to maximize the value of that particular holding. The following criteria must be met: (1) For each Fund that holds the security in its portfolio, the value of the security must represent less than one tenth of one cent in the Fund's NAV, and (2) the security's value must equal less than $50,000 in the aggregate across all of the Funds and separate accounts that hold this security. Any voting decision made under these circumstances will be reported to the Proxy Committee at its next scheduled meeting.



     Conflicts of Interest. Except as described above for proxies of mutual funds, where proxy issues present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures, or, in the case of LP Proxies, in accordance with Glass Lewis's recommendations as provided to ISS. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.


     Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

     -    proxy statements and ballots written in a foreign language;

     -    untimely and/or inadequate notice of shareholder meetings;

     -    restrictions of foreigner's ability to exercise votes;

     -    requirements to vote proxies in person;

     - the imposition of restrictions on the sale of securities for a period of time in proximity to the shareholder meeting;

     - requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.

In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote.


     Securities Lending Programs. Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund's securities on loan and vote such securities' proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer's annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM's policy to use its best efforts to recall securities on loan and vote such securities' proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material.


     Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.


CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.


PROXY COMMITTEE QUORUM


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At scheduled meetings of the Proxy Committee, attendance by four members (or their respective designates) constitutes a quorum. Two members of the Committee may make voting decisions under the limited circumstances described above.


CONCISE SUMMARY OF ISS 2007 PROXY VOTING GUIDELINES:



Effective for Meetings on or after Feb. 1, 2007



Updated Dec. 15, 2006


1. AUDITORS


AUDITOR RATIFICATION



Vote FOR proposals to ratify auditors, unless any of the following apply:



     - An auditor has a financial interest in or association with the company, and is therefore not independent,


     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or


     -    Fees for non-audit services ("Other" fees) are excessive.


2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

     -    Composition of the board and key board committees;

     -    Attendance at board and committee meetings;

     -    Corporate governance provisions and takeover activity;


     -    Disclosures under Section 404 of Sarbanes-Oxley Act;


     -    Long-term company performance relative to a market and peer index;

     -    Extent of the director's investment in the company;

     -    Existence of related party transactions;

     -    Whether the chairman is also serving as CEO;

     -    Whether a retired CEO sits on the board;


     -    Number of outside boards at which a director serves;



     - Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.


WITHHOLD from individual directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     -    Sit on more than six public company boards;


     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.



WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:



     - The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;


     - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;


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     -    The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;


     - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;


     - The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".



WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:


     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;


     - The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;


     -    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:


     - The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);



     - A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;



     - There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.


WITHHOLD from the members of the Compensation Committee if:


     - There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);



     - The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;


     - The company fails to submit one-time transfers of stock options to a shareholder vote;

     - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;


     -    The company has backdated options (see "Options Backdating" policy);



     - The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.


WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD


Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards, and to elect all directors annually.



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INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)


Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:



     - Has a designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:



          - Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,



          - Serving as liaison between the chairman and the independent directors,



          -    Approving information sent to the board,



          -    Approving meeting agendas for the board,



          - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,



          - Having the authority to call meetings of the independent directors,



          - If requested by major shareholders, ensuring that he is available for consultation and direct communication;


     -    Two-thirds independent board;

     -    All-independent key committees;

     -    Established governance guidelines;


     -    The company does not under-perform its peers*.



* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the Executive compensation page of proxy analyses. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, on industry peers, and index).


MAJORITY VOTE SHAREHOLDER PROPOSALS


Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.


3. PROXY CONTESTS



















VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;

     -    Management's track record;

     -    Background to the proxy contest;

     -    Qualifications of director nominees (both slates);

     - Strategic plan of dissident slate and quality of critique against management;

     - Likelihood that the proposed goals and objectives can be achieved (both slates);


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     -    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.


4. TAKEOVER DEFENSES


POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     -    Shareholders have approved the adoption of the plan; or

     - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:


     -    No lower than a 20% trigger, flip-in or flip-over;


     -    A term of no more than three years;

     - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SUPERMAJORITY VOTE REQUIREMENTS


Vote AGAINST proposals to require a supermajority shareholder vote.


Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS


For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:



     - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing



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


          valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.



     - Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.



     - Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.



     - Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.



     - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.



     - Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.


6. STATE OF INCORPORATION

REINCORPORATION PROPOSALS


Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.


7. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION


Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.



In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares andthat marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), vote on a CASE-BY-CASE basis, In this situation, , vote FOR the increase based on the company's performance, and whether the company's ongoing use of shares has shown prudence.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREFERRED STOCK


Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.


8. EXECUTIVE AND DIRECTOR COMPENSATION


POOR PAY PRACTICES



WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:



- Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);



- Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);



- Huge bonus payouts without justifiable performance linkage or proper disclosure;



- Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);



- Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);



- New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);



- Excessive severance provisions (e.g., including excessive change in control payments);



- Change in control payouts without loss of job or substantial diminution of job duties;



-    Internal pay disparity;



-    Options backdating (covered in a separate policy); and



EQUITY COMPENSATION PLANS



Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:


     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options without prior shareholder approval;

     -    There is a disconnect between CEO pay and the company's performance;


     - The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or


     -    The plan is a vehicle for poor pay practices.


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DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.


On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:



     - Director stock ownership guidelines with a minimum of three times the annual cash retainer.


     -    Vesting schedule or mandatory holding/deferral period:

          - A minimum vesting of three years for stock options or restricted stock; or

          - Deferred stock payable at the end of a three-year deferral period.


     -    Mix between cash and equity:



          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or



          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.



     - No retirement/benefits and perquisites provided to non-employee directors; and



     - Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.


EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS


Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:



     -    Purchase price is at least 85% of fair market value;


     -    Offering period is 27 months or less; and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS


Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:



     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);



     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;



     - Company matching contribution up to 25% of employee's contribution, which is effectively a discount of 20% from market value;


     - No discount on the stock price on the date of purchase, since there is a company matching contribution.


OPTIONS BACKDATING



In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:



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


     - Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;



     -    Length of time of options backdating;



     -    Size of restatement due to options backdating;



     - Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;



     - Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.


SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES


Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:



     -    The triggering mechanism should be beyond the control of management;



     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;



     - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.


9. CORPORATE RESPONSIBILITY

ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     - The company is conducting animal testing programs that are unnecessary or not required by regulation;

     - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     - The company has been the subject of recent, significant controversy related to its testing programs.


DRUG PRICING AND RE-IMPORTATION



Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products, unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:


     -    The existing level of disclosure on pricing policies;

     -    Deviation from established industry pricing norms;

     - The company's existing initiatives to provide its products to needy consumers;

     - Whether the proposal focuses on specific products or geographic regions.


Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.



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GENETICALLY MODIFIED FOODS



Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products, or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.


GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

TOBACCO


Most tobacco-related proposals (such as on second-hand smoke, advertising to youth, and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.


TOXIC CHEMICALS

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.


Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe, unless such actions are required by law in specific markets.


ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     - New legislation is adopted allowing development and drilling in the ANWR region;

     -    The company intends to pursue operations in the ANWR; and

     - The company has not disclosed an environmental risk report for its ANWR operations.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)


Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs, unless:


     - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

     -    The company does not directly source from CAFOs.

GLOBAL WARMING AND KYOTO PROTOCOL COMPLIANCE

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

     -    The company does not maintain operations in Kyoto signatory markets;

     - The company already evaluates and substantially discloses such information; or,

     - Greenhouse gas emissions do not significantly impact the company's core businesses.


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POLITICAL CONTRIBUTIONS


Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.


LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

OUTSOURCING/OFF-SHORING


Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report to shareholders; the existence of a publicly available code of corporate conduct that applies to international operations.



COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS


Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS


Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.


CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     -    Past performance as a closed-end fund;

     -    Market in which the fund invests;

     -    Measures taken by the board to address the discount; and

     - Past shareholder activism, board activity, and votes on related proposals.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED


Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.


















GLASS LEWIS SUMMARY PROXY RESEARCH GUIDELINES:



Board of Directors

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Boards are put in place to represent shareholders and protect their interests.
Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically possess a minimum of 2/3rds independence, a record of positive performance and directors with a breadth and depth of experience.



Any issues that arise with regards to the board of directors not addressed here will be evaluated and voted on a case-by-case basis.



Board Composition



We look at each individual on the board and examine his or her relationships with the company, the company's executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships (apart from compensation as a director) are likely to impact the decisions of that board member.



We vote in favor of governance structures that will drive performance and create shareholder value. The most crucial test of a board's commitment to the company and to its shareholders lies in the actions of the board and its members. The performance of directors in their capacity as board members and executives of the company and in their roles at other companies where they may have served is of the utmost importance.



We will typically vote in favor of a board composed of a minimum of 2/3rds independent directors. Further, we believe that only independent directors should serve on a company's audit, compensation, nominating and governance committees and will support boards with such a make-up and encourage change where this is not the case.



When chairmen and lead directors are deemed "independent" their independence should be indisputable or the company should not tout them as such.



We believe a director is independent if she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three (3) years prior to the inquiry are usually considered to be "current" for purposes of this test. In the case of former employees, we apply a five (5) year look-back.



In our view, a director is affiliated if she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company's voting stock.



We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.



Although we typically vote for the election of directors, we will withhold from directors for the following reasons:



          1. A director who attends less than 75% of the board and applicable committee meetings.



          2. A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).



          3. A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.



We also feel that the following conflicts of interest may hinder a director's performance:



          1.   CFO who presently sits on the board.



          2.   Director who presently sits on an excessive number of boards

          3. Director, or a director who has an immediate family member, who provides material professional services to the company at any time during the past three years



          4. Director, or a director who has an immediate family member, who engages in airplane, real estate or other similar deals, including perquisite type grants from the company



          5.   Interlocking directorships.



All key committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders.



Audit committee members:



Audit committee members should be mindful of fees paid to the independent auditor and the services underlying those fees. It is the duty of the audit committee to oversee the company's independent auditor, its internal controls and the filing of the company's financial statements. Further, we believe shareholders are best served when the company allows for shareholder ratification of the independent auditor at each annual meeting.



Compensation committee members:



The members of the compensation committee have the responsibility of overseeing the compensation packages awarded to the company's executives. To successfully fulfill their duty to shareholders, executive compensation should be in line with company performance.



Governance committee members:



Governance committee members should be independent. Their focus should be on implementing good corporate governance policies such as an independent chairman, or an independent lead/presiding director to endure proper oversight when the chairman is an insider or affiliate. The governance committee should focus on listening to shareholders and therefore we will oppose any members if they fail to implement a majority approved shareholder proposal with a direct and substantial impact on shareholders and their rights.



Nominating committee members:



Nominating committee members should be independent and should fulfill their duty to shareholders by meeting to nominate new directors and taking caution not to
(re)nominate a director who should not sit on the board due to independence or other issues.



Separation of the roles of Chairman and CEO



Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.



We view an independent chairman as better able to oversee the executives of the Company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not withhold votes from CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.



In the absence of an independent chairman, we support the existence of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.



Declassified Boards



Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe that staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel that the annual election of directors encourages board members to focus on the interests of shareholders.



Mandatory Director Retirement Provisions



Director Term Limits



Glass Lewis believes that term limits can be in the best interests of shareholders when they are of the appropriate length. The experience of directors through their service over time can be a valuable asset to shareholders. However, periodic director rotation is needed to ensure a fresh perspective in the board room and the generation of new ideas and business strategies; therefore we may support term limits that are set at not less than 10 years.



Director Age Limits



Glass Lewis believes that age limits are not in the best interests of shareholders. The experience of directors through their service over time can be a valuable asset to shareholders. Age limits unfairly imply that older directors cannot contribute to the oversight of a company.



Auditor Ratification



The role of the auditor is crucial in protecting shareholder value. Glass Lewis generally supports management's recommendation regarding the selection of an auditor. Only in the following circumstances will we consider voting against:



          1.   The auditor has a conflict of interest



          2.   Non-audit fees exceed audit fees



          3.   Recent restatements involving auditor errors



Auditor Rotation



We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).



Reporting Contributions and Political Spending



The area of campaign contributions is heavily regulated by federal, state and local laws. Most jurisdictions around the country have detailed disclosure laws and information on contributions is readily available to the public. Accordingly, although Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability, other than in exceptional circumstances, we believe that the mechanism for disclosure and the standards for giving are best left to the board.



Equity Based Compensation Plans



Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.



We evaluate option plans based on ten overarching principles:



1.   Companies should seek more shares only when they need them.



2. Plans should be small enough that companies need approval every three to four years (or less) from shareholders.



3. If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.



4.   Annual net share count and voting power dilution should be limited.



5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.



6. The expected annual cost of the plan should be proportional to the value of the business.



7. The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.



8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.



9.   Plans should not permit re-pricing of stock options.



10. Plans should not contain excessively liberal administrative or payment terms.



Performance Based Options



We generally recommend that shareholders vote in favor of performance based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.



Linking Pay with Performance



Executive compensation should be linked directly with the performance of the business the executive is charged with managing.



162(m) Plans



Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation.



Given the shareholder approval requirement of section 162(m), we believe that companies must provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed plan. We will support the plan if the proposal includes: specific performance goals; a maximum award pool; and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the Company's peers.

Director Compensation Plans



Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.



Limits on Executive Compensation



Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We feel the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for us to express our disapproval or support of board policy on this issue.



Limits on Executive Stock Options



We favor the grant of options to executives. Options are a very important component of compensation packages to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically recommend voting against caps on executive stock options.



Linking Pay to Social Criteria



Proposals linking pay to social criteria will be evaluated on a case-by-case basis. Glass Lewis believes that ethical behavior is an important component of executive performance and should be taken into account when evaluating performance and determining compensation. However, generally the board and specifically its compensation committee are in the best position to set policy on management compensation.



Full Disclosure of Executive Compensation



While we favor full disclosure for senior executives, we do not believe that shareholders will benefit from detailed reports about management employees other than the most senior. Disclosure of information regarding compensation is necessary to allow us to evaluate the extent to which a company's pay is keeping pace with its performance. However, it is rarely in shareholders' best interests to give away competitive data about salaries at the individual level, which information is not otherwise available. This sort of disclosure requirement could create internal personnel issues that would be counterproductive for the company and its shareholders.



Anti-Takeover Measures



Poison Pills (Shareholder Rights Plans)



Glass Lewis believes that poison pill plans generally are not in shareholders' best interests. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. We believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation. It is also an issue in which the interests of management may be very different from those of shareholders and therefore ensuring they have a voice is the only way to safeguard their interests. Therefore, Glass Lewis typically recommends voting against these plans to protect shareholders' financial interests and ensure that they have the opportunity to consider any offer for their shares, especially those at a premium.



Right of Shareholders to Call a Special Meeting



Glass Lewis will recommend voting in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting. A lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners.



Shareholder Action by Written Consent



Glass Lewis will recommend voting in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent. A lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners.



Authorized Shares



Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:



1.   Stock split



2.   Shareholder defenses



3.   Financing for acquisitions



4.   Financing for operations



Unless we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend for the authorization of additional shares.



Advance Notice Requirements for Shareholder Ballot Proposals



Glass Lewis believes it is in shareholders' best interests to have the opportunity to review and vote on all proposals and director nominees that arise. As owners of the business, shareholders are capable of identifying those issues where there is sufficient information and ignoring those where there is not. Setting arbitrary notice restrictions simply limits the opportunity to raise issues that may come up after the arbitrary window closes until the following year's annual meeting.



These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. These proposals typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders. Accordingly, we generally do not favor these proposals.



Voting Structure

Cumulative Voting



Glass Lewis will generally recommend voting for proposals seeking to allow cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting can play an especially important role where a board is controlled mainly by insiders or affiliates and where the company's ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company's stock. In those situations, we believe smaller shareholders need the protections of cumulative voting to ensure their voice is heard. Cumulative voting generally operates as a safeguard by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board. This allows the creation of boards that are broadly responsive to the interests of all shareholders rather than simply to a small group of large holders.



Supermajority Vote Requirements



Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit our voice in making decisions on such crucial matters as selling the business.



Majority Voting



Glass Lewis will generally vote in favor of proposals seeking to require a majority vote for the election of directors. Many companies use a plurality voting standard which ensures the election of a director with as little as one vote. We feel that directors should only serve on a board with the support of a majority of shareholders. Requiring a majority vote to elect directors would allow shareholders to exert meaningful input into determining board representation and we feel would serve as a minimal, non-disruptive safeguard of shareholder rights.



Transaction of Other Business at an Annual or Special Meeting of Shareholders



Glass Lewis believes that shareholders should have a say in all matters up for a vote. Therefore, we recommend that shareholders typically not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.



Shareholder Initiatives



Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company. In our opinion, shareholders should use their influence to push for governance structures that protect them, including actual director elections and put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners.



Labor Practices

Glass Lewis believes decisions regarding labor policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine appropriate practices in the context of its business.



Non-Discrimination Policies



We believe decisions regarding human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses.



Military and US Government Business Policies



Disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.



Foreign Government Business Policies



Glass Lewis believes worldwide business policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. We believe that board members can be held accountable for these issues when they face re-election.



Environmental Policies



Management of the environmental risks associated with business operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Board members can be held accountable on these issues when they face re-election. Management is in the best position to determine what policies are best in the context of its business, particularly given the significant amount of regulation and reporting already required by various government agencies on these topics.

PART C OTHER INFORMATION

ITEM 23. EXHIBITS.

     (a)   (1)   Second Amended and Restated Agreement and Declaration of Trust
                 of the Registrant -- incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;

           (2) Amendment No. 1 to Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;

           (3) Amendment No. 2 to Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement filed on May 28, 1999;

           (4) Amendment No. 3 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on July 28, 2000;

           (5) Amendment No. 4 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement filed on December 4, 2000;

           (6) Amendment No. 5 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement filed on July 11, 2001;

           (7) Amendment No. 6 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement filed on January 16, 2002;

           (8) Amendment No. 7 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement filed on March 28, 2002;

           (9) Amendment No. 8 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;

           (10) Amendment No. 9 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement filed on July 29, 2004;

           (11) Amendment No. 10 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement filed on May 27, 2004;

           (12) Amendment No. 11 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement filed on July 29, 2004;

           (13) Amendment No. 12 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on April 16, 2006;

     (b) By-Laws of the Registrant -- incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;

     (c) Reference is made to Article 5 of the Second Amended and Restated Agreement and Declaration of Trust of the Registrant;

     (d)   (1)   Management Contract between the Registrant on behalf of its
                 Laudus Rosenberg U.S. Small Capitalization Fund and Charles
                 Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration
                 Statement filed on March 12, 2004;

           (2) Management Contract between the Registrant on behalf of its Laudus Rosenberg International Small Capitalization Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

           (3) Management Contract between the Registrant on behalf of its Laudus Rosenberg Value Long/Short Equity Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

           (4) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

           (5) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Growth Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

           (6) Management Contract between the Registrant on behalf of its Laudus Rosenberg International Equity Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

           (7) Management Contract between the Registrant on behalf of its Laudus Rosenberg Global Long/Short Equity Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

           (8) Management Contract between the Registrant on behalf of its Laudus Rosenberg U. S. Discovery Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

           (9) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

           (10) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Long/Short Equity Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

           (11) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Value Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on April 14, 2006;

           (12) Management Contract between the Registrant on behalf of its Laudus Rosenberg International Discovery Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement filed on July 28, 2006;

           (13) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Small Capitalization Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

           (14) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg International Small Capitalization Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

           (15) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg Value Long/Short Equity Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

           (16) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

           (17) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Growth Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

           (18) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg International Equity Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

           (19) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg Global Long/Short Equity Fund, Charles

                 Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

           (20) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U. S. Discovery Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

           (21) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

           (22) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Long/Short Equity Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

           (23) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Value Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement filed on December 22, 2005;


           (24) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg International Discovery Fund, Charles Schwab Investment Management, Inc., AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement filed on July 28, 2007;

     (e) Distribution Agreement by and among the Registrant, Laudus Variable Insurance Trust, Charles Schwab Investment Management, Inc. and ALPS Distributors, Inc., -- incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on April 14, 2006;

     (f)   None;

     (g) Amended and Restated Master Custodian Agreement by and among the Registrant and State Street Bank and Trust Company -- incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on April 14, 2006;

     (h)   (1)   Transfer Agency and Service Agreement between the Registrant and Boston Financial Data Services, Inc. -- incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on April 14, 2006;

           (2) Amended and Restated Expense Limitation Agreement between Charles Schwab Investment Management, Inc. and the Registrant -- is filed herewith as Exhibit (h)(2);

           (3) Administration Agreement by and between State Street Bank and Trust Company and the Registrant -- incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on April 14, 2006;

           (4) Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company -- incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on July 28, 2007;

     (i)   Opinion and Consent of Counsel -- filed herewith;

     (j)   Auditors' Consent -- filed herewith;

     (k)   None;

     (l) Investment letter regarding initial capital -- incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;

     (m)


     (n) Further Amended and Restated Multi-Class Plan -- incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement filed on July 29, 2005;


     (o)   (1)   Power of Attorney of Nils H. Hakansson -- incorporated by
                 reference to Post-Effective Amendment No. 57 to the Registration Statement filed on July 28, 2006;

           (2) Power of Attorney of Mariann Byerwalter -- incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement filed on July 28, 2006;

           (3) Power of Attorney of William A. Hasler -- incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement filed on July 28, 2006;

           (4) Power of Attorney of Randall W. Merk -- incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement filed on July 28, 2006;

           (5) Power of Attorney of George Pereira -- incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement filed on July 28, 2006;

     (p)   (1)   Code of Ethics of the Registrant and Charles Schwab Investment
                 Management, Inc., investment adviser to the Funds -- incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement filed on May 27, 2005;

           (2) Code of Ethics of AXA Rosenberg Investment Management LLC, investment subadviser to the Funds -- incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement filed on May 27, 2005;

           (3) Code of Ethics of ALPS Distributors, Inc., principal underwriter to the Fund -- incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on April 14, 2006;

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The Board of Trustees of the Registrant is identical to that of the Laudus Variable Insurance Trust and similar to the Board of Trustees of other Funds advised by Charles Schwab Investment Management, Inc. However, the officers of the Fund are different. That fact, together with the fact that the power residing in the respective boards and officers arises as the result of an official position with the Fund, leads the Registrant to take the position that it is not under common control with these other Funds.

ITEM 25. INDEMNIFICATION.

(a)  Indemnification

     Article VIII of the Registrant's Second Amended and Restated Agreement and Declaration of Trust reads as follows (referring to the Registrant as the "Trust"):

                                  ARTICLE VIII

                                 Indemnification

     SECTION 1. TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

     SECTION 2. COMPROMISE PAYMENT. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any

Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     SECTION 3. INDEMNIFICATION NOT EXCLUSIVE. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

     SECTION 4. SHAREHOLDERS. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder."

(b)  Summary of Indemnification Provisions

     The Trust shall indemnify each of its Trustees and officers against all liabilities, expenses and counsel fees reasonably incurred in the defense or disposition of any action, suit or proceeding in which the Trustee or officer is involved because of his or her role as a Trustee or officer unless, in the final adjudication of that action, suit or proceeding, the Trustee or officer was found to have acted with willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. This right of indemnification is not exclusive.

     Any shareholder held personally liable solely by reason of having been a shareholder shall be entitled to be held harmless from and indemnified against all loss or expense arising from such liability.

(c)  Insurance

     The Trust maintains Professional Liability Insurance for each of its directors and officers. The Trust's policy is carried by the American International Specialty Lines Insurance Company and insures each director and officer against professional liability for decisions made in connection with the Trust, to the extent permitted by the 1940 Act, up to a maximum of $3,000,000.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The Registrant's investment adviser, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989, also serves as the investment manager to the Laudus Variable Insurance Trust, Schwab Capital Trust, The Charles Schwab Family of Funds, Schwab Investments, and Schwab Annuity Portfolios, each an open-end, management investment company. The principal place of business of the investment adviser is 101 Montgomery Street, San Francisco, California 94104. The only business in which the investment adviser engages is that of investment adviser and administrator to the Schwab Capital Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future, investment adviser to the Registrant and the Laudus Variable Insurance Trust and an investment adviser to certain non-investment company clients.

     The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser
(CSIM) is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below.

                                                                                  CONNECTION WITH
NAME AND POSITION WITH ADVISER             NAME OF COMPANY                         OTHER COMPANY
------------------------------   -----------------------------------   ------------------------------------
Charles R. Schwab                Charles Schwab & Co., Inc.            Chairman
Chairman
                                 The Charles Schwab Bank, N.A.         Chairman, Director
                                 The Charles Schwab Corporation        Chairman; Chief Executive Officer
                                 Schwab Holdings, Inc.                 Chief Executive Officer
                                 Schwab International Holdings, Inc.   Chairman and Chief Executive Officer
                                 Schwab (SIS) Holdings, Inc.           Chairman and Chief Executive Officer
                                 Charles Schwab Holdings (UK)          Chairman
                                 Charles and Helen Schwab Foundation   Director
                                 All Kinds of Minds                    Director
                                 Stanford University                   Trustee
                                 United States Trust Company of New    Chairman, Director
                                 York
                                 U.S. Trust Company                    Chairman, Director
                                 U.S. Trust Corporation                Chairman, Director

                                                                                  CONNECTION WITH
NAME AND POSITION WITH ADVISER             NAME OF COMPANY                         OTHER COMPANY
------------------------------   -----------------------------------   ------------------------------------
                                 Schwab Funds                          Trustee and Chairman

Randall W. Merk                  Charles Schwab & Co., Inc.            Executive Vice President
President, Chief Executive
Officer & Director
                                 Laudus Trust                          Trustee; President and Chief
                                 Laudus Variable Insurance Trust       Executive Officer

                                 Charles Schwab Worldwide Funds, PLC   Director

                                 Charles Schwab Asset Management       Director
                                 (Ireland) Limited

                                 Excelsior Funds Inc.                  Trustee
                                 Excelsior Tax-Exempt Funds, Inc.
                                 Excelsior Funds Trust

Koji Felton                      Schwab Funds                          Secretary and Chief Legal Officer
Senior Vice President, Chief
Counsel and Corporate
Secretary
                                 Charles Schwab & Co. Inc.             Senior Vice President, Deputy
                                                                       General Counsel
                                 Excelsior Funds Inc.                  Chief Legal Officer and Secretary
                                 Excelsior Tax-Exempt Funds, Inc.
                                 Excelsior Funds Trust

George Pereira                   Schwab Funds                          Treasurer and Principal Financial
Senior Vice President and                                              Officer
Chief Financial Officer
                                 Laudus Trust and Laudus Variable      Chief Financial Officer
                                 Insurance Trust
                                 Charles Schwab Worldwide Funds, PLC   Director
                                 Charles Schwab Asset Management       Director
                                 (Ireland) Limited

                                 Excelsior Funds Inc.                  Chief Financial Officer and Chief
                                 Excelsior Tax-Exempt Funds, Inc.      Accounting Officer
                                 Excelsior Funds Trust
                                 Mutual Fund Division, UST Advisers,   Chief Financial Officer
                                 Inc.

Jeffrey M. Mortimer              Laudus Trust and Laudus Variable      Vice President and Chief
Senior Vice President and        Insurance Trust                       Investment Officer
Chief Investment Officer,
Equities

                                                                                  CONNECTION WITH
NAME AND POSITION WITH ADVISER             NAME OF COMPANY                         OTHER COMPANY
------------------------------   -----------------------------------   ------------------------------------
                                 Schwab Funds                          Senior Vice President and Chief
                                                                       Investment Officer

Randall Fillmore                 Schwab Funds                          Chief Compliance Officer
Senior Vice President and
Chief Compliance Officer
                                 Laudus Trust and Laudus Variable      Chief Compliance Officer
                                 Insurance Trust

                                 Charles Schwab & Co., Inc.            Senior Vice President

                                 Excelsior Funds Inc.                  Chief Compliance Officer
                                 Excelsior Tax-Exempt Funds, Inc.
                                 Excelsior Funds Trust

Kimon P. Daifotis                Schwab Funds                          Senior Vice President and Chief
Senior Vice President and                                              Investment Officer
Chief Investment Officer,
Fixed Income

     AXA Rosenberg Investment Management LLC (the "Subadviser") was organized as a limited liability company under the laws of the State of Delaware in 1998, and is registered as an investment adviser under the Investment Advisers Act of 1940. The Subadviser provides investment advisory services to a substantial number of institutional investors and to the Laudus Rosenberg International Discovery Fund.

     Set forth below are the substantial business engagements during at least the past two fiscal years of each director or officer of the Subadviser:

NAME AND POSITION                     NAME OF             CONNECTION WITH
WITH SUBADVISER                    OTHER COMPANY           OTHER COMPANY
-----------------                 ---------------   --------------------------
Kenneth Reid                      Barr Rosenberg    Director
Global Chief Investment Officer   Research Center

William Ricks                     --                --
Chief Executive Officer and
Chief Investment Officer,
North America

Thomas Mead                       Barr Rosenberg    Director; Deputy Director,
Global Research Director          Research Center   1999 to 2002

ITEM 27. PRINCIPAL UNDERWRITERS:

(a) ALPS Distributors, Inc. (the "Distributor") is the principal underwriter of the Trust's Institutional Class, Investor Class and Adviser Class shares. The

     Distributor is also the principal underwriter for the Laudus Variable Insurance Trust.

(b) Information with respect to the Distributor's directors and officers is as follows:

                                                              POSITIONS AND
                             POSITIONS AND OFFICES             OFFICES WITH
NAME                           WITH UNDERWRITER                 REGISTRANT
----               ----------------------------------------   -------------
Edmund J. Burke    President                                  None
Thomas A. Carter   Managing Director - Sales and Finance;     None
                   Treasurer
Jeremy O. May      Managing Director - Operations and
                   Client Service; Secretary                  None
Diana Adamas       Vice President, Controller                 None
Tane Tyler         Chief Legal Officer, Assistant Secretary   None
Brad Swenson       Chief Compliance Officer                   None

     The principal business address of all directors and officers of the Distributor is 1625 Broadway, Suite 2200, Denver, Colorado, 80202.

(c)  None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 58 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on this 30th day of July, 2007.

                                        LAUDUS TRUST


                                        By: Randall W. Merk*
                                            ------------------------------------
                                            Randall W. Merk
                                            President & Chief
                                            Executive Officer


     Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 30th day of July, 2007.


Signature                                      Title                    Date
---------                          -----------------------------   -------------


Randall W. Merk*                   Trustee, President & Chief      July 27, 2007
--------------------------------   Executive Officer
Randall W. Merk


George Pereira*                    Treasurer and Chief Financial   July 27, 2007
--------------------------------   Officer (Principal Financial
George Pereira                     and Accounting Officer)


Mariann Byerwalter*                Trustee                         July 27, 2007
--------------------------------
Mariann Byerwalter


Nils Hakansson*                    Trustee                         July 27, 2007
--------------------------------
Nils Hakansson


William A. Hasler*                 Trustee                         July 27, 2007
--------------------------------
William A. Hasler


*By: /s/ Timothy W. Levin
     --------------------------------
     Timothy W. Levin,
     Attorney-in-Fact Pursuant to
     Power of Attorney

                                  EXHIBIT INDEX

Exhibit
 Number   Description
-------   -----------
(h)(2)    Amended and Restated Expense Limitation Agreement between Charles
          Schwab Investment Management, Inc. and the Registrant

(i)       Opinion and Consent of Counsel

(j)       Auditors' Consent